logo: NUVEEN Investments

Semiannual Report January 31, 2002


Municipal Closed End
Exchange-Traded Funds
                  Funds

         Dependable, tax-free income to help
             you keep more of what you earn.


ARIZONA
NAZ
NFZ
MICHIGAN
NUM
NMP
NZW
OHIO
NUO
NXI
NBJ
TEXAS
NTX


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photo:  woman and girl

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

Dear
  Shareholder

photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

sidebar: "I also urge you to consider receiving future Fund reports and other information electronically ...see the inside front cover of this report for details."

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Performance Overview sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this may also help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy.

These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

March 15, 2002

Nuveen Arizona, Michigan, Ohio, and Texas Closed-End Exchange-Traded Funds (NAZ, NFZ, NUM, NMP, NZW, NUO, NXI, NBJ, NTX)

Portfolio Manager's
               Comments

Portfolio managers Mike Davern and Rick Huber review economic and market conditions, key strategies, and recent Fund performance. With 17 years of investment management experience, Mike has managed NAZ, NUM, NMP, and NTX since 1998. He added NFZ and NZW at their inceptions in January and September 2001, respectively. Rick, who has 17 years of investment experience, assumed portfolio management responsibility for NUO and NXI in March 2001, and added NBJ in September 2001.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The two major forces at work during the twelve months ended January 31, 2002, were the general slowdown in economic growth and the Federal Reserve's easing of short-term interest rates. While these two factors had a great impact over the entire period covered in this report, the events of September 11, 2001, and the uncertain climate that followed also had a profound effect on the economy and the markets.

In the fixed-income markets, the general environment of the past twelve months helped many municipal securities perform well, while the Fed's easing created favorable conditions for both new issuance and refundings. During 2001, national new municipal supply reached its highest level - $286.3 billion - since 1993, an increase of 43% over 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market.

MIKE, HOW WAS THE ECONOMIC AND MARKET ENVIRONMENT IN ARIZONA, MICHIGAN, AND
TEXAS?
All three of these states saw substantial increases in municipal issuance during 2001, with Arizona's $4.9 billion in new supply representing a 216% increase over 2000 totals. Michigan issued $9.9 billion in municipal bonds during 2001, for an increase of 87%, while Texas supply was up 67%, with $25.0 billion in new bonds.

Over the past year, the Arizona economy was impacted by both the national slowdown and the September 11th attacks. Major layoffs by some of Arizona's top technology employers signaled weakness in that sector, while losses in the state tourism industry in the aftermath of September 11 have been estimated at more than $200 million. However, some observers think that the downturn in some sectors of the state economy may be offset to a degree by the strong presence of military services, which provide 50,000 jobs and nearly $6 billion for the Arizona economy.

Michigan also saw unemployment rise over the past twelve months. In addition to the weak automaking sector, other areas of manufacturing, including Michigan's office furniture industry, have been forced to eliminate thousands of jobs in recent months. A potential budget imbalance, declining tax revenues, and rising costs have put pressure on Michigan's credit ratings. In December 2001, Moody's revised its outlook for the state to negative, although both Moody's and Standard & Poor's maintained their Aaa/AAA credit ratings.

Over the past ten years, the Texas economy has continued to diversify away from a reliance on energy-related industries. Following September 11, this helped to shelter the state somewhat from the effects of the weaker demand for oil, especially jet fuel. During 2001, Texas trade was negatively impacted by the slowdown in the U.S. manufacturing sector, which had a ripple effect in Mexico. However, Texas remained the number-two state in exports, just behind California, with approximately $95 billion in sales to foreign countries.

RICK, WHAT ABOUT OHIO?
Like Michigan, the Ohio economy remains heavily reliant on manufacturing, and the state is facing many of the same problems, including rising unemployment, weakness in auto production, and budgetary concerns. Ohio's auto industry continued to decline, and the state's steelmakers struggled to compete with global suppliers, with a number of bankruptcy filings in 2001. The state also continues to face a final court determination in its decade-old public school funding dispute, which could force it to further increase education spending. In January 2002, these concerns caused Moody's to place Ohio on its negative outlook list, although the state's general obligation debt retained its Aa1/AA+ credit ratings. Over the near term, Ohio's economy is projected to lag national growth levels, compounded by labor shortages resulting from continued population losses.

HOW DID THE NUVEEN FUNDS FOR THESE STATES PERFORM OVER THE PAST TWELVE MONTHS? The total annual returns on net asset value (NAV) for the year ended January 31, 2002, for the five older Nuveen Closed-End Exchange-Traded Funds as well as for NFZ, which just completed its first year of performance, are shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and relevant Lipper Peer Groups2 are also presented.

sidebar:

1 The Funds' performances are compared with that of the Lehman Brothers
  Municipal Bond Index, a national unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.
2 The total returns of NUM and NMP are compared with the average annualized return of the six funds in the Lipper Michigan Municipal Debt Funds category, while the total returns of the Arizona, Ohio, and Texas Funds are compared with the average annualized return of the 25 funds in the Lipper Other States Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.
3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 30% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: Arizona 33.5%, Michigan 33%, and Ohio 35%. Because Texas has no state income tax, NTX's taxable-equivalent yield is based on the federal income tax rate of 30%.
4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.


                                        LEHMAN
        MARKET          TOTAL RETURN     TOTAL   LIPPER
         YIELD                ON NAV    RETURN1 AVERAGE2
---------------------------------------------------------
                             1 YEAR     1 YEAR   1 YEAR
                TAXABLE-      ENDED     ENDED     ENDED
        1/31/02 EQUIVALENT3  1/31/02    1/31/02  1/31/02
---------------------------------------------------------

NAZ      5.39%       8.11%     3.41%      5.90%    6.47%
---------------------------------------------------------
NFZ      5.47%       8.23%     5.85%      5.90%    6.47%
---------------------------------------------------------
NUM      5.76%       8.60%     6.78%      5.90%    7.58%
---------------------------------------------------------
NMP      5.82%       8.69%     8.01%      5.90%    7.58%
---------------------------------------------------------
NZW      5.78%       8.63%        NA          -        -
---------------------------------------------------------
NUO      5.30%       8.15%     6.47%      5.90%    6.47%
---------------------------------------------------------
NXI      5.69%       8.75%        NA          -        -
---------------------------------------------------------
NBJ      5.52%       8.49%        NA          -        -
---------------------------------------------------------
NTX      6.19%       8.84%     6.71%      5.90%    6.47%
---------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the Fed's interest rate easing, combined with favorable market technicals, created a generally positive total return environment for municipal bonds. While concerns about the potential strength of an economic recovery sparked some increased volatility in the bond market during the last two months of 2001, municipal bond performance made a strong comeback in January 2002. Overall, the market environment of the past twelve months favored funds with longer durations. As of January 31, 2002, the durations4 of the five older Funds ranged from 8.24 for NAZ to 11.51 for NUM, compared with
7.66 for the unleveraged Lehman Brothers Municipal Bond Index. The durations of the remaining four Funds, which were established in 2001, ranged from 12.05 to 18.98, which is typical of newer Funds. Over time, we plan to bring these durations more closely in line with the other Nuveen Exchange-Traded Funds. Since our last report in July 2001, in fact, the durations of NFZ and NXI have both shortened. In addition to duration, the performance of these Nuveen Funds over the past year was influenced by market activity, portfolio structure, including call exposure, and individual holdings.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES? With the Fed's move to a policy of interest rate easing in January 2001, the dividend-payment capabilities of these Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates these leveraged Funds pay their MuniPreferred, shareholders. For example, declining short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended January 31, 2002, steady or falling short-term interest rates enabled us to implement three dividend increases in NAZ and NTX, two increases in NMP and NUO, and one increase in NUM. NFZ, NZW, NXI, and NBJ, all of which were introduced during 2001, began paying regular monthly dividends on schedule and are currently providing very attractive levels of tax-free income to shareholders. In coming months, the lower rates currently offered by municipal securities with shorter maturities may continue to benefit these Funds by further reducing the amount paid to MuniPreferred shareholders. However, this could be offset to some degree by the effect of bond calls on higher-yielding securities, especially in the five older Funds. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

Over the past year, the continued volatility of the stock market and the strong performance of the bond market prompted many investors to turn to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of the five older Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused the discount (share price below NAV) on NUM to move to a premium (share price above
NAV), while the premiums on NAZ and NUO widened and the discounts on NMP and NTX narrowed over the past twelve months. The four Funds established in 2001 have also benefited from strong demand since their introductions, and each Fund finished January 2002 at a premium.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE NUVEEN FUNDS DURING THE YEAR ENDED JANUARY 31, 2002?
In investing new cash and bond call proceeds over the past twelve months, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities, enhance total return potential, and add value and diversification. Among the sectors where we found value were those regarded as providers of essential services, including healthcare, education, and water and sewer bonds.

Looking specifically at the Arizona Funds, we were able to take advantage of excellent supply in what is typically a lower issuance state to purchase several attractive issues in the education sector. Arizona is one of the most progressive states in the operation of charter schools, and we added $1.5 million in bonds issued for charter school projects in Maricopa County to NAZ and $2.1 million in Maricopa County Horizon Community Charter School bonds to NFZ. In addition to the attractive yield spreads offered by these bonds, we believe Arizona's leadership and experience in this area make these credits an excellent ongoing investment.

In Michigan, where municipal supply was also strong, our strategy was to look for bonds in areas of scarcity, such as the water and sewer sector, that would further enhance the diversification of NUM and NMP. During the past six months, we also focused on bonds issued by building authorities, tax increment districts, and university revenue bonds, including those issued for Kettering University in Flint and Wayne State University in Detroit.

The Ohio municipal market continued to be very competitive, with robust demand, especially on the retail side, at times outpacing the strong supply. Our major focus over the past year was on strategies that would enhance yield and structure, as we added issues such as Parma Community Hospital Association, Kettering Medical Center in Dayton, and the Ohio Water Development Authority for the Bay Shore power project. We also took advantage of increased issuance to get ahead of some of the bond calls in NUO, selling selected callable bonds and reinvesting the proceeds in longer-term credits that would enhance the yield of this Fund.

In Texas, we looked for opportunities to add yield in the essential services area, making numerous purchases in the education sector, which offered ample supply, strong credit quality, and attractive yields at good prices. The healthcare sector also provided some attractive yield situations, and one of our purchases in this sector was $1 million of BBB bonds issued by Tyler Health for Mother Frances Hospital.

In September 2001, we introduced the Nuveen Michigan Dividend Advantage Municipal Fund (NZW) and the Nuveen Ohio Dividend Advantage Municipal Fund 2
(NBJ). Both of these Funds are now fully invested and, in our opinion, performing well for shareholders. As of January 31, 2002, both Funds had their heaviest sector weightings in general and limited tax obligations and healthcare bonds. The Funds paid their first dividends in December 2001, and their holdings place them in an excellent position to pay attractive dividends on a monthly basis going forward.

In view of recent world events, maintaining strong credit quality remained a primary area of emphasis. All of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 64% in NFZ to 90% in NUO as of January 31, 2002. All of the Funds also had a portion of their assets invested in BBB and non-rated bonds, which serve to enhance the Funds' income streams. The allocations to these credit sectors ranged from 3% in NZW to 22% in NXI.

In terms of bond calls, the four newer Funds--NFZ, NZW, NXI, and NBJ--offer excellent levels of call protection in 2002 and 2003, with call exposure ranging from none in NZW to 9% in NXI over the next 23 months. NUM, NUO, and NTX, all of which were introduced in 1991, still face a slightly elevated level of potential calls (18%-22% in 2002 and 2003) as they continue to work their way past their ten-year anniversaries. Both NAZ and NMP, which mark the ten-year anniversary of their inceptions in 2002, are headed into this period and could potentially see as much as 31%-36% of their portfolios called over the next two years. The number of actual calls experienced by the Funds will depend largely on market interest rates over this time.

We believe the overall call exposure of these Funds is very manageable, and we foresee no problems in working through the call risk. Our general approach has been to watch for opportunities to sell callable holdings when we find attractive replacement bonds in either the primary or secondary markets, especially in areas of scarcity and among issues with structures that can benefit the Funds' diversification and income flow. This approach enables us to trade when we find interesting replacement opportunities rather than being locked into market offerings on a specific date. Over the past twelve months, increased levels of municipal supply have helped us to implement this strategy.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE FUNDS IN PARTICULAR?
In general, our outlook for the fixed-income markets over the next twelve months remains positive. While the long-term economic effects of September 11 are still being determined, the U.S. economy appears headed for a recovery, but one characterized by a slower pace of growth, with inflation and interest rates remaining low over the near term. Nationally, new municipal issuance should continue to be strong, and we expect issuance in Arizona, Michigan, Ohio, and Texas to remain steady. At the same time, demand for tax-exempt municipal bonds should continue to be robust, as investors look for ways to rebalance their portfolios and reduce risk.

We are also continuing to watch the consequences of the federal government's decision to discontinue the 30-year Treasury bond. This action removed one of the pricing benchmarks for the municipal market, which could result in some pricing uncertainty and create more opportunities to add value for shareholders. Overall, we continue to carefully monitor the fixed-income markets, especially those sectors that were directly impacted by the events of September 11 or that experience any further deceleration. We believe the Nuveen Funds covered in this report are currently well diversified and well positioned for the market environment ahead, and we will continue to respond to events as appropriate.

NAZ




Nuveen Arizona Premium Income Municipal Fund, Inc.

Performance
   Overview As of January 31, 2002



Pie chart:

Credit Quality

AAA/U.S. Guaranteed        59%

AA                         19%

A                           5%

BBB                        14%

NR                          1%

Other                       2%




PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $16.15
---------------------------------------------------
Net Asset Value                             $14.28
---------------------------------------------------
Market Yield                                 5.39%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.70%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.11%
---------------------------------------------------
Fund Net Assets ($000)                     $92,843
---------------------------------------------------
Average Effective Maturity (Years)           16.75
---------------------------------------------------
Leverage-Adjusted Duration                    8.24
---------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 11/92)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                         8.46%         3.41%
---------------------------------------------------
5-Year                         8.44%         5.25%
---------------------------------------------------
Since Inception                6.47%         5.93%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
U.S. Guaranteed                                23%
---------------------------------------------------
Healthcare                                     16%
---------------------------------------------------
Tax Obligation/Limited                         16%
---------------------------------------------------
Tax Obligation/General                          9%
---------------------------------------------------
Utilities                                       9%
---------------------------------------------------


Bar chart:

2001-2002 Monthly Tax-Free Dividends Per Share(2)

         ($)

Feb      0.068
Mar      0.0695
Apr      0.0695
May      0.0695
Jun      0.071
Jul      0.071
Aug      0.071
Sep      0.0725
Oct      0.0725
Nov      0.0725
Dec      0.0725
Jan      0.0725


Line chart:

Share Price Performance



         Weekly Closing Price

         ($)

2/01/01  15.71
         15.66
         15.85
         15.8
         15.71
         15.82
         15.77
         15.89
         15.85
         15.78
         15.72
         15.75
         15.9
         15.95
         15.89
         15.95
         15.89
         15.92
         15.94
         15.86
         15.86
         16.1
         16.18
         16.21
         16.3
         16.36
         16.35
         16.36
         16.46
         16.66
         16.53
         16.4
         16.42
         16.25
         16.12
         16.15
         16.23
         16.1
         16.15
         16.28
         16.54
         16.45
         16.44
         16.15
         16.1
         15.87
         15.98
         16
         16.17
         16.09
         16.2
1/31/02  16.12



Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.
2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0416 per share.

NFZ

Nuveen Arizona Dividend Advantage Municipal Fund

Performance
   Overview As of January 31, 2002



Pie chart:

Credit Quality

AAA/U.S. Guaranteed        47%

AA                         17%

A                          15%

BBB                        21%






PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $15.35
---------------------------------------------------
Net Asset Value                             $14.36
---------------------------------------------------
Market Yield                                 5.47%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.81%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.23%
---------------------------------------------------
Fund Net Assets ($000)                     $34,077
---------------------------------------------------
Average Effective Maturity (Years)           21.58
---------------------------------------------------
Leverage-Adjusted Duration                   13.49
---------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 1/01)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------

1-Year                         7.69%         5.85%
---------------------------------------------------
Since Inception                7.69%         5.85%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/Limited                         17%
---------------------------------------------------
Utilities                                      17%
---------------------------------------------------
Housing/Multifamily                            14%
---------------------------------------------------
Healthcare                                     13%
---------------------------------------------------
Tax Obligation/General                         11%
---------------------------------------------------


Bar chart:

2001-2002 Monthly Tax-Free Dividends Per Share(2)

         ($)

Mar      0.07
Apr      0.07
May      0.07
Jun      0.07
Jul      0.07
Aug      0.07
Sep      0.07
Oct      0.07
Nov      0.07
Dec      0.07
Jan      0.07



Line chart:

Share Price Performance



         Weekly Closing Price

         ($)

2/01/01  15
         15.2
         15.13
         15.24
         15
         15.15
         15
         15.17
         15.2
         15.25
         15.3
         14.4
         15.1
         15.25
         15.25
         15.22
         15.05
         15.2
         15.19
         15.24
         15.2
         15.2
         15.29
         15.61
         15.65
         15.59
         15.7
         15.76
         15.91
         15.95
         15.73
         15.64
         15.82
         15.35
         15.23
         15.34
         15.32
         15.36
         15.44
         15.32
         15.88
         15.71
         15.71
         15.79
         15.64
         15.25
         15.05
         15.11
         15.17
         15.33
         15.36
1/31/02  15.27



Past performance is not predictive of future results.





1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33.5%.
2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0138 per share.

NUM

Nuveen Michigan Quality Income Municipal Fund, Inc.

Performance
   Overview As of January 31, 2002



Pie chart:

Credit Quality

AAA/U.S. Guaranteed        78%

AA                          4%

A                          11%

BBB                         6%

NR                          1%




PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $15.52
---------------------------------------------------
Net Asset Value                             $15.14
---------------------------------------------------
Market Yield                                 5.76%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.23%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.60%
---------------------------------------------------
Fund Net Assets ($000)                    $269,049
---------------------------------------------------
Average Effective Maturity (Years)           19.40
---------------------------------------------------
Leverage-Adjusted Duration                   11.51
---------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 10/91)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                         9.58%         6.78%
---------------------------------------------------
5-Year                         6.28%         6.17%
---------------------------------------------------
10-Year                        6.87%         7.40%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/General                         25%
---------------------------------------------------
Utilities                                      14%
---------------------------------------------------
Healthcare                                     12%
---------------------------------------------------
Water and Sewer                                10%
---------------------------------------------------
Tax Obligation/Limited                          9%
---------------------------------------------------


Bar chart:

2001-2002 Monthly Tax-Free Dividends Per Share(2)

         ($)

Feb      0.0735
Mar      0.0735
Apr      0.0735
May      0.0735
Jun      0.0735
Jul      0.0735
Aug      0.0735
Sep      0.0735
Oct      0.0735
Nov      0.0735
Dec      0.0745
Jan      0.0745



Line chart:

Share Price Performance



         Weekly Closing Price

2/01/01  ($)
         15.1
         15.09
         15
         14.85
         14.92
         15.02
         15.03
         15.08
         15.1
         15.15
         15.32
         15.29
         15.42
         15.54
         15.5
         15.34
         15.26
         15.26
         15.32
         15.39
         15.55
         15.53
         15.67
         15.69
         15.64
         15.44
         15.38
         15.43
         15.5
         15.45
         15.6
         15.45
         15.47
         14.61
         14.82
         15.2
         15.04
         15.1
         15
         15
         15.33
         15.22
         15.11
         15.3
         15
         14.9
         14.95
         15.14
         15.35
         15.45
         15.47
1/31/02  15.5



Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.
2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0748 per share.

NMP

Nuveen Michigan Premium Income Municipal Fund, Inc.

Performance
   Overview As of January 31, 2002



Pie chart:

Credit Quality

AAA/U.S. Guaranteed        66%

AA                         14%

A                          13%

BBB                         7%




PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.65
---------------------------------------------------
Net Asset Value                             $15.30
---------------------------------------------------
Market Yield                                 5.82%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.31%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.69%
---------------------------------------------------
Fund Net Assets ($000)                    $173,760
---------------------------------------------------
Average Effective Maturity (Years)           18.18
---------------------------------------------------
Leverage-Adjusted Duration                    8.88
---------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 12/92)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        10.06%         8.01%
---------------------------------------------------
5-Year                         8.98%         6.99%
---------------------------------------------------
Since Inception                5.72%         6.66%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------

Tax Obligation/Limited                         20%
---------------------------------------------------
Healthcare                                     20%
---------------------------------------------------
Utilities                                      17%
---------------------------------------------------
Tax Obligation/General                         12%
---------------------------------------------------
Water and Sewer                                10%
---------------------------------------------------


Bar chart:

2001-2002 Monthly Tax-Free Dividends Per Share

         ($)

Feb      0.0675
Mar      0.0675
Apr      0.0675
May      0.0675
Jun      0.0675
Jul      0.0675
Aug      0.0675
Sep      0.069
Oct      0.069
Nov      0.069
Dec      0.071
Jan      0.071



Line chart:

Share Price Performance



         Weekly Closing Price

         ($)

2/01/01  14.09
         13.85
         13.96
         13.6
         13.89
         13.9
         14.07
         14.24
         14.27
         14.25
         14.18
         14.5
         14.43
         14.59
         14.6
         14.44
         14.13
         14.19
         14.45
         14.44
         14.65
         14.64
         14.67
         15.01
         14.87
         14.65
         14.8
         14.73
         14.85
         14.7
         14.75
         14.79
         14.76
         14.2
         14.31
         14.53
         14.33
         14.37
         14.36
         14.53
         14.58
         14.46
         14.38
         14.48
         14.25
         14.25
         14.17
         14.28
         14.44
         14.4
         14.5
1/31/02  14.6



Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

NZW

Nuveen Michigan Dividend Advantage Municipal Fund

Performance
   Overview As of January 31, 2002



Pie chart:

Credit Quality

AAA/U.S. Guaranteed        79%

AA                          5%

A                          13%

BBB                         3%




PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.42
---------------------------------------------------
Net Asset Value                             $13.99
---------------------------------------------------
Market Yield                                 5.78%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.26%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.63%
---------------------------------------------------
Fund Net Assets ($000)                     $44,787
---------------------------------------------------
Average Effective Maturity (Years)           24.51
---------------------------------------------------
Leverage-Adjusted Duration                   18.98
---------------------------------------------------

TOTAL RETURN (Inception 9/01)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
Since Inception               -2.48%        -0.90%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/General                         36%
---------------------------------------------------
Tax Obligation/Limited                         23%
---------------------------------------------------
Healthcare                                     12%
---------------------------------------------------
Utilities                                       8%
---------------------------------------------------
Water and Sewer                                 7%
---------------------------------------------------


Bar chart:

2001-2002 Monthly Tax-Free Dividends Per Share

         ($)

Nov      0.0695
Dec      0.0695
Jan      0.0695



Line chart:

Share Price Performance



         Weekly Closing Price

         ($)

9/28/01  15.05
         15.1
         15.2
         15.2
         15.06
         15.15
         15.02
         14.8
         14.87
         14.93
         15.04
         14.56
         14.13
         14
         13.81
         14
         14.07
1/31/02  14.01



Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

NUO

Nuveen Ohio Quality Income Municipal Fund, Inc.

Performance
   Overview As of January 31, 2002



Pie chart:

Credit Quality

AAA/U.S. Guaranteed        70%

AA                         20%

A                           4%

BBB                         2%

NR                          3%

Other                       1%



PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $17.42
---------------------------------------------------
Net Asset Value                             $16.05
---------------------------------------------------
Market Yield                                 5.30%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.57%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.15%
---------------------------------------------------
Fund Net Assets ($000)                    $229,949
---------------------------------------------------
Average Effective Maturity (Years)           17.41
---------------------------------------------------
Leverage-Adjusted Duration                    9.35
---------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 10/91)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                         8.50%         6.47%
---------------------------------------------------
5-Year                         6.92%         6.27%
---------------------------------------------------
10-Year                        7.62%         7.73%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/General                         24%
---------------------------------------------------
U.S. Guaranteed                                13%
---------------------------------------------------
Water and Sewer                                12%
---------------------------------------------------
Housing/Multifamily                            11%
---------------------------------------------------
Healthcare                                      9%
---------------------------------------------------


Bar chart:

2001-2002 Monthly Tax-Free Dividends Per Share

         ($)

Feb      0.075
Mar      0.075
Apr      0.075
May      0.075
Jun      0.075
Jul      0.075
Aug      0.075
Sep      0.076
Oct      0.076
Nov      0.076
Dec      0.077
Jan      0.077



Line chart:

Share Price Performance



         Weekly Closing Price

         ($)

2/01/01  16.95
         17.03
         16.9
         17.04
         16.92
         16.87
         15.92
         15.59
         15.33
         15.84
         15.75
         16.11
         16.4
         16.49
         16.59
         16.65
         16.59
         16.55
         16.59
         16.56
         16.7
         16.74
         16.82
         16.84
         16.86
         16.76
         16.93
         16.99
         17.13
         17.06
         17.06
         16.84
         16.88
         15.67
         15.96
         16.51
         16.5
         16.92
         16.7
         17
         17.03
         17.06
         17
         17.39
         17.13
         17.12
         16.87
         17.02
         17.12
         17.5
         17.7
1/31/02  17.6



Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NXI

Nuveen Ohio Dividend Advantage Municipal Fund

Performance
   Overview As of January 31, 2002



Pie chart:

Credit Quality

AAA/U.S. Guaranteed        46%

AA                         19%

A                          11%

BBB                        16%

NR                          6%

Other                       2%




PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $15.19
---------------------------------------------------
Net Asset Value                             $14.47
---------------------------------------------------
Market Yield                                 5.69%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.13%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.75%
---------------------------------------------------
Fund Net Assets ($000)                     $91,979
---------------------------------------------------
Average Effective Maturity (Years)           20.05
---------------------------------------------------
Leverage-Adjusted Duration                   12.05
---------------------------------------------------

TOTAL RETURN (Inception 3/01)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------

Since Inception                5.63%        5.58%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/General                         26%
---------------------------------------------------
Healthcare                                     15%
---------------------------------------------------
Utilities                                      14%
---------------------------------------------------
Education and Civic Organizations               9%
---------------------------------------------------
Tax Obligation/Limited                          9%
---------------------------------------------------


Bar chart:

2001-2002 Monthly Tax-Free Dividends Per Share

         ($)

May      0.072
Jun      0.072
Jul      0.072
Aug      0.072
Sep      0.072
Oct      0.072
Nov      0.072
Dec      0.072
Jan      0.072



Line chart:

Share Price Performance



         Weekly Closing Price

         ($)

3/31/01  15
         15.11
         15.08
         15.3
         15.3
         15.16
         15.35
         15.68
         15.53
         15.65
         16
         15.55
         15.78
         15.67
         15.95
         15.77
         15.9
         15.28
         15.38
         15.76
         15.74
         15.88
         15.59
         15.21
         15.19
         14.45
         15.1
         15.61
         15.42
         15.44
         15.48
         15.71
         15.6
         15.4
         15.41
         15.39
         15.2
         15.25
         15.04
         15.1
         15.43
         14.84
         15
1/31/02  15.09


Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NBJ

Nuveen Ohio Dividend Advantage Municipal Fund 2

Performance
   Overview As of January 31, 2002



Pie chart:

Credit Quality

AAA/U.S. Guaranteed        59%

AA                         13%

A                          21%

BBB                         4%

NR                          3%




PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $15.00
---------------------------------------------------
Net Asset Value                             $14.09
---------------------------------------------------
Market Yield                                 5.52%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.89%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.49%
---------------------------------------------------
Fund Net Assets ($000)                     $67,852
---------------------------------------------------
Average Effective Maturity (Years)           23.24
---------------------------------------------------
Leverage-Adjusted Duration                   15.84
---------------------------------------------------

TOTAL RETURN (Inception 9/01)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
Since Inception                1.39%        -0.22%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/General                         33%
---------------------------------------------------
Healthcare                                     20%
---------------------------------------------------
Tax Obligation/Limited                         10%
---------------------------------------------------
Utilities                                       9%
---------------------------------------------------
Water and Sewer                                 7%
---------------------------------------------------


Bar chart:

2001-2002 Monthly Tax-Free Dividends Per Share

         ($)

Nov      0.069
Dec      0.069
Jan      0.069



Line chart:

Share Price Performance



         Weekly Closing Price

         ($)

 9/28/01 15.25
         15.55
         15.5
         15.45
         15.32
         15.1
         15.06
         15.05
         15.2
         15.29
         15.17
         14.87
         14.72
         13.85
         14.49
         14.49
         15
1/31/02  14.69



Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

NTX

Nuveen Texas Quality Income Municipal Fund

Performance
   Overview As of January 31, 2002



Pie chart:

Credit Quality

AAA/U.S. Guaranteed        55%

AA                         13%

A                          12%

BBB                        15%

NR                          2%

Other                       3%




PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.84
---------------------------------------------------
Net Asset Value                             $14.88
---------------------------------------------------
Market Yield                                 6.19%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.84%
---------------------------------------------------
Fund Net Assets ($000)                    $209,512
---------------------------------------------------
Average Effective Maturity (Years)           21.35
---------------------------------------------------
Leverage-Adjusted Duration                   11.29
---------------------------------------------------

ANNUALIZED TOTAL RETURN (Inception 10/91)
---------------------------------------------------

                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                         8.67%         6.71%
---------------------------------------------------
5-Year                         6.50%         5.93%
---------------------------------------------------
10-Year                        6.46%         7.22%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------

Tax Obligation/General                         20%
---------------------------------------------------
Healthcare                                     17%
---------------------------------------------------
Education and Civic Organizations               8%
---------------------------------------------------
Tax Obligation/Limited                          7%
---------------------------------------------------
Transportation                                  7%
---------------------------------------------------


Bar chart:

2001-2002 Monthly Tax-Free Dividends Per Share(2)

         ($)

Feb      0.0715
Mar      0.0715
Apr      0.0715
May      0.0715
Jun      0.0725
Jul      0.0725
Aug      0.0725
Sep      0.074
Oct      0.074
Nov      0.074
Dec      0.0765
Jan      0.0765



Line chart:

Share Price Performance

         Weekly Closing Price

         ($)

2/01/01  14.8
         14.85
         14.72
         14.5
         14.6
         14.4
         14.13
         14.33
         14.5
         14.22
         14.15
         14.22
         14.12
         14.35
         14.1
         14.05
         14.1
         14.22
         14.5
         14.32
         14.31
         14.56
         14.63
         14.7
         14.62
         14.72
         14.82
         14.87
         14.89
         14.95
         15.07
         15.1
         15.04
         13.9
         14.52
         14.85
         14.84
         14.54
         14.5
         14.7
         14.85
         14.83
         14.76
         14.44
         14.18
         14.25
         14.24
         14.44
         14.58
         14.85
         14.81
1/31/02  14.95



Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.
2 The Fund also paid shareholders a capital gains distribution in December 2001 of $0.0672 per share.


Shareholder
           Meeting Report

The Shareholder Meeting was held in Chicago, Illinois on December 19, 2001.

                                        NAZ                                NUM                                      NMP
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE BOARD MEMBERS
  WAS REACHED AS FOLLOWS:

                                         Preferred                     Preferred  Preferred                    Preferred   Preferred
                                 Common     Shares            Common      Shares     Shares            Common     Shares      Shares
                                 Shares  Series-TH            Shares   Series-TH   Series-F            Shares   Series-M   Series-TH
====================================================================================================================================

Robert P. Bremner
   For                        4,172,804      1,083        10,685,752       2,970        546         7,119,747        822       1,205
   Withhold                      60,856          1           172,405          29         --            77,872          3          99
------------------------------------------------------------------------------------------------------------------------------------
   Total                      4,233,660      1,084        10,858,157       2,999        546         7,197,619        825       1,304
====================================================================================================================================

Lawrence H. Brown
   For                        4,190,543      1,084        10,674,877       2,970        546         7,110,404        822       1,220
   Withhold                      43,117         --           183,280          29         --            87,215          3          84
------------------------------------------------------------------------------------------------------------------------------------
   Total                      4,233,660      1,084        10,858,157       2,999        546         7,197,619        825       1,304
====================================================================================================================================

Anne E. Impellizzeri
   For                        4,184,893      1,084        10,679,073       2,944        535         7,109,155        803       1,206
   Withhold                      48,767         --           179,084          55         11            88,464         22          98
------------------------------------------------------------------------------------------------------------------------------------
   Total                      4,233,660      1,084        10,858,157       2,999        546         7,197,619        825       1,304
====================================================================================================================================

Peter R. Sawers
   For                        4,190,543      1,084        10,675,890       2,954        535         7,113,304        822       1,220
   Withhold                      43,117         --           182,267          45         11            84,315          3          84
------------------------------------------------------------------------------------------------------------------------------------
   Total                      4,233,660      1,084        10,858,157       2,999        546         7,197,619        825       1,304
====================================================================================================================================

Judith M. Stockdale
   For                        4,172,204      1,083        10,677,415       2,970        546         7,114,226        822       1,205
   Withhold                      61,456          1           180,742          29         --            83,393          3          99
------------------------------------------------------------------------------------------------------------------------------------
   Total                      4,233,660      1,084        10,858,157       2,999        546         7,197,619        825       1,304
====================================================================================================================================

William J. Schneider
   For                               --      1,084                --       2,970        546                --        822       1,220
   Withhold                          --         --                --          29         --                --          3          84
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --      1,084                --       2,999        546                --        825       1,304
====================================================================================================================================

Timothy R. Schwertfeger
   For                               --      1,084                --       2,954        535                --        822       1,220
   Withhold                          --         --                --          45         11                --          3          84
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --      1,084                --       2,999        546                --        825       1,304
====================================================================================================================================



15



Shareholder
           Meeting Report (continued)




                                                                      NUO                                         NTX
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE BOARD MEMBERS
  WAS REACHED AS FOLLOWS:

                                               Preferred   Preferred   Preferred                    Preferred  Preferred
                                                  Common      Shares      Shares     Shares            Common     Shares      Shares
                                                  Shares    Series-M   Series-TH Series-TH2            Shares   Series-M   Series-TH
====================================================================================================================================

Robert P. Bremner
   For                                         8,649,445         647       1,358        834         8,784,836        593       1,890
   Withhold                                       69,425          --          19         30            49,520         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       8,718,870         647       1,377        864         8,834,356        593       1,890
====================================================================================================================================

Lawrence H. Brown
   For                                         8,643,942         647       1,358        834         8,783,861        593       1,890
   Withhold                                       74,928          --          19         30            50,495         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       8,718,870         647       1,377        864         8,834,356        593       1,890
====================================================================================================================================

Anne E. Impellizzeri
   For                                         8,638,467         647       1,358        834         8,783,111        593       1,890
   Withhold                                       80,403          --          19         30            51,245         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       8,718,870         647       1,377        864         8,834,356        593       1,890
====================================================================================================================================

Peter R. Sawers
   For                                         8,642,199         647       1,358        834         8,784,861        593       1,890
   Withhold                                       76,671          --          19         30            49,495         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       8,718,870         647       1,377        864         8,834,356        593       1,890
====================================================================================================================================

Judith M. Stockdale
   For                                         8,640,034         647       1,358        817         8,784,086        593       1,890
   Withhold                                       78,836          --          19         47            50,270         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       8,718,870         647       1,377        864         8,834,356        593       1,890
====================================================================================================================================

William J. Schneider
   For                                                --         647       1,358        834                --        593       1,890
   Withhold                                           --          --          19         30                --         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --         647       1,377        864                --        593       1,890
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                --         647       1,358        834                --        593       1,890
   Withhold                                           --          --          19         30                --         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                              --         647       1,377        864                --        593       1,890
====================================================================================================================================




                    Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ)

                            Portfolio of
                    Investments January 31, 2002 (Unaudited)






   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 1.6%
$       5,000   Industrial Development Authority, Gila County, Arizona,                      1/08 at 102          B+   $  1,449,700
                 Environmental Revenue Refunding Bonds (ASARCO Incorporated
                 Project), Series 1998, 5.550%, 1/01/27
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.7%

          635   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                   7/10 at 100         Aa3        658,660
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.7%

        1,750   Student Loan Acquisition Authority, Arizona, Subordinated Fixed              5/04 at 102         Aa1      1,912,138
                 Rate Student Loan Revenue Bonds, Series 1994B, 6.600%,
                 5/01/10 (Alternative Minimum Tax)

        1,250   Industrial Development Authority, City of Glendale, Arizona,                 5/11 at 101        BBB+      1,270,713
                 Revenue Bonds (Midwestern University), Series 2001A,
                 5.875%, 5/15/31

          100   Arizona Board of Regents, Certificates of Participation (University          7/02 at 102          A+        104,128
                 of Arizona Telecommunications System Project), Series 1991,
                 6.500%, 7/15/12

        1,000   Arizona Board of Regents, System Revenue Refunding Bonds                     6/02 at 102          AA      1,035,430
                 (University of Arizona), Series 1992, 6.250%, 6/01/11
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.4%

        2,000   Arizona Health Facilities Authority, Hospital Revenue Bonds                 11/09 at 100          A3      2,053,280
                 (Phoenix Children's Hospital), Series 1999A, 6.125%, 11/15/22

        2,125   Arizona Health Facilities Authority, Hospital System Revenue                12/10 at 102         BBB      2,188,134
                 Bonds (John C. Lincoln Health Network), Series 2000, 7.000%,
                 12/01/25

        2,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic                 7/10 at 101         BBB      2,071,340
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        3,000   Industrial Development Authority, City of Mesa, Arizona, Revenue             1/10 at 101         AAA      3,137,070
                 Bonds (Discovery Health System), Series 1999A, 5.750%, 1/01/25

        2,000   Hospital District No. One, Mohave County, Arizona, Refunding                 6/02 at 101         AAA      2,047,920
                 General Obligation Bonds (Kingman Regional Medical Center
                 Project), Series 1992, 6.500%, 6/01/15

          515   Puerto Rico Industrial, Tourist, Educational, Medical and                   11/10 at 101          AA        578,515
                 Environmental Control Facilities Financing Authority, Hospital
                 Revenue Bonds (Hospital de la Concepcion Project),
                 2000 Series A, 6.375%, 11/15/15

          250   Industrial Development Authority, City of Scottsdale, Arizona,              12/11 at 101          A3        248,573
                 Hospital Revenue Bonds (Scottsdale Healthcare), Series 2001,
                 5.800%, 12/01/31

        2,000   University Medical Center Corporation, City of Tucson, Arizona,              7/02 at 102         AAA      2,075,740
                 Hospital Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/16

        1,055   Industrial Development Authority, City of Winslow, Arizona,                  6/08 at 101         N/R        837,427
                 Hospital Revenue Bonds (Winslow Memorial Hospital Project),
                 Series 1998, 5.500%, 6/01/22
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.5%

        2,011   Industrial Development Authority, City of Glendale, Arizona,                10/10 at 105         Aaa      2,322,926
                 Multifamily Housing Revenue Bonds (GNMA Collateralized
                 Mortgage Loan - Maridale Apartments Project), Series 2000A,
                 7.500%, 10/20/35

        1,275   Industrial Development Authority, Maricopa County, Arizona,                 10/10 at 105         Aaa      1,367,833
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Villas at Augusta Project), Series 2000, 6.400%, 10/20/20

          500   Industrial Development Authority, Maricopa County, Arizona,                 10/11 at 105         AAA        537,535
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Pine Ridge, Cambridge Court, Cove on 44th and Fountain Place
                 Apartments Projects), Refunding Series 2001-A1, 6.000%,
                 10/20/31


17







              Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ) (continued)

              Portfolio of Investments January 31, 2002 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/MULTIFAMILY (continued)

$         400   Industrial Development Authority, City of Phoenix, Arizona,                  6/11 at 102         Aaa  $     410,768
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Campaigne Place on Jackson Project), Series 2001, 5.700%,
                 6/20/31 (Alternative Minimum Tax)

        3,215   Industrial Development Authority, Tucson County, Arizona, Senior             7/10 at 101          AA      3,257,824
                 Living Facilities Revenue Bonds (The Christian Care Project),
                 Series 2000A, 5.625%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.3%

          240   Industrial Development Authority, City of Phoenix, Arizona,                  6/05 at 102         AAA        258,017
                 Statewide Single Family Mortgage Revenue Bonds, Series 1995,
                 6.150%, 6/01/08 (Alternative Minimum Tax)

        1,100   Industrial Development Authority, City of Phoenix, Arizona,                  6/10 at 105         AAA      1,248,852
                 Single Family Mortgage Revenue Bonds, Series 2000-1B,
                 7.350%, 6/01/31 (Alternative Minimum Tax)

        1,540   Industrial Development Authority, Pima County, Arizona, Single               5/07 at 102         AAA      1,582,211
                 Family Mortgage Revenue Bonds, Series 1997A, 6.250%,
                 11/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

          500   Arizona Health Facilities Authority, Revenue Bonds (Bethesda                 8/07 at 102         N/R        485,665
                 Foundation - Bethesda Gardens Project), Series 1997A, 6.375%,
                 8/15/15

        1,000   Industrial Development Authority, Mohave County, Arizona,                    5/06 at 103         AAA      1,064,590
                 Healthcare Revenue Refunding Bonds (GNMA Collateralized -
                 Chris Ridge and Silver Ridge Village Projects), Series 1996,
                 6.375%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 8.9%

        1,400   Chandler Unified School District No. 80, Maricopa County, Arizona,           7/03 at 101         AAA      1,488,004
                 General Obligation Refunding Bonds, Series 1993, 5.950%,
                 7/01/10

        3,000   City of Mesa, Arizona, General Obligation Bonds, Series 1999,                7/09 at 100         AAA      3,028,560
                 5.000%, 7/01/18

        2,500   City of Phoenix, Arizona, General Obligation Refunding Bonds,                7/02 at 102         AA+      2,599,650
                 Series 1992, 6.375%, 7/01/13

          500   Commonwealth of Puerto Rico, Public Improvement General                      7/11 at 100           A        500,525
                 Obligation Bonds, 2002 Series A, 5.375%, 7/01/28

          585   Tempe Union High School District No. 213, Maricopa County,                   7/04 at 101         AAA        636,345
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.000%, 7/01/12
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 16.0%

                City of Bullhead, Arizona, Parkway District Improvement Bonds,
                Series 1993:
          910    6.100%, 1/01/08                                                             1/03 at 103        Baa2        949,676
          970    6.100%, 1/01/09                                                             1/03 at 103        Baa2      1,010,769

        1,500   Industrial Development Authority, Maricopa County, Arizona,                  7/10 at 102        Baa3      1,557,855
                 Education Revenue Bonds (Arizona Charter Schools Project I),
                 Series 2000A, 6.750%, 7/01/29

                Industrial Development Authority, City of Phoenix, Arizona,
                Government Office Lease Revenue Bonds (Capitol Mall L.L.C.
                Project), Series 2000:
        1,000    5.375%, 9/15/22                                                             9/10 at 100         AAA      1,022,080
        2,000    5.500%, 9/15/27                                                             9/10 at 100         AAA      2,057,660

        1,500   Industrial Development Authority, City of Phoenix, Arizona,                  3/12 at 100         AAA      1,561,470
                 Government Office Lease Revenue Bonds (Capitol Mall L.L.C.
                 Project II), Series 2001, 5.250%, 9/15/16

        2,150   Phoenix Civic Plaza Building Corporation, Arizona, Senior Lien               7/05 at 101         AA+      2,317,249
                 Excise Tax Revenue Bonds, Series 1994, 6.000%, 7/01/14

        1,000   Puerto Rico Highway and Transportation Authority, Transportation             7/10 at 101           A      1,198,180
                 Revenue Bonds, Series B, 6.500%, 7/01/27

        1,000   Puerto Rico Public Buildings Authority, Government Facilities                7/12 at 100           A        975,240
                 Revenue Refunding Bonds (Guaranteed by the Commonwealth
                 of Puerto Rico), Series D, 5.125%, 7/01/24

          500   Municipal Property Corporation, City of Surprise, Arizona, Excise            7/09 at 101         AAA        528,765
                 Tax Revenue Bonds, Series 2000, 5.700%, 7/01/20

          500   City of Tucson, Arizona, Certificates of Participation, Series 2000,         7/08 at 100         AAA        522,360
                 5.700%, 7/01/20

        1,100   City of Tucson, Arizona, Junior Lien Street and Highway User                 7/10 at 100         AAA      1,107,843
                 Revenue Bonds, Series 1994-E, 5.000%, 7/01/18





18








   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                U.S. GUARANTEED - 22.5%

$       3,500   Industrial Development Authority, Maricopa County, Arizona,                 No Opt. Call         AAA   $  4,255,230
                 Hospital System Revenue Refunding Bonds (Samaritan Health
                 Services), Series 1990A, 7.000%, 12/01/16

                Industrial Development Authority, Mohave County, Arizona,
                Hospital System Revenue RefundingBonds (Medical Environments,
                Inc., Phoenix Baptist Hospital and Medical Center, Inc.), Series 1993:
        5,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                   7/03 at 102         Aaa      5,437,200
        1,000    7.000%, 7/01/16 (Pre-refunded to 7/01/03)                                   7/03 at 102         Aaa      1,090,630

        2,700   Civic Improvement Corporation, City of Phoenix, Arizona,                     7/03 at 102         AAA      2,913,408
                 Wastewater System Lease Revenue Bonds, Series 1993,
                 6.125%, 7/01/23 (Pre-refunded to 7/01/03)

        1,510   Metropolitan Domestic Water Improvement District, Pima County,               1/03 at 101         AAA      1,588,173
                 Arizona, Special Assessment and Water Revenue Bonds,
                 Series 1992, 6.200%, 1/01/12 (Pre-refunded to 1/01/03)

        1,415   Tempe Union High School District No. 213, Maricopa County,                   7/04 at 101         AAA      1,547,062
                 Arizona, School Improvement and Refunding Bonds,
                 Series 1994, 6.000%, 7/01/12 (Pre-refunded to 7/01/04)

        3,000   City of Tucson, Arizona, General Obligation Bonds,                           7/04 at 101         AAA      3,297,480
                 Series 1984-G, 6.250%, 7/01/18 (Pre-refunded to 7/01/04)

          725   City of Tucson, Arizona, Certificates of Participation, Series 1994,         7/04 at 100       AA***        792,164
                 6.375%, 7/01/09 (Pre-refunded to 7/01/04)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.5%

        2,865   Pollution Control Corporation, Coconino County, Arizona,                    10/06 at 102        BBB-      2,862,679
                 Pollution Control Revenue Bonds (Nevada Power Company
                 Project), Series 1996, 6.375%, 10/01/36 (Alternative Minimum Tax)

        2,000   Industrial Development Authority, Mohave County, Arizona,                   11/03 at 101         BBB      1,950,420
                 Industrial Development Revenue Bonds (Citizen Utilities
                 Company Projects), Series 1994, 6.600%, 5/01/29 (Alternative
                 Minimum Tax)

          500   Pollution Control Corporation, Navajo County, Arizona, Pollution             8/03 at 102         AAA        521,610
                 Control Revenue Refunding Bonds (Arizona Public Service
                 Company), 1993 Series A, 5.875%, 8/15/28

        1,325   Industrial Development Authority, Pima County, Arizona,                      7/02 at 103         AAA      1,391,911
                 Industrial Development Lease Obligation Refunding Revenue
                 Bonds (Irvington Project), 1988 Series A, 7.250%, 7/15/10

        1,450   Industrial Development Authority, Yavapai County, Arizona,                   6/07 at 101         BBB      1,197,410
                 Industrial Development Revenue Bonds (Citizens Utilities
                 Company Project), Series 1998, 5.450%, 6/01/33 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.2%

          500   Industrial Development Authority, Maricopa County, Arizona,                 12/07 at 102         AAA        504,630
                 Water System Improvement Revenue Bonds (Chaparral City
                 Water Company Project), Series 1997A, 5.400%, 12/01/22
                 (Alternative Minimum Tax)

        2,000   Civic Improvement Corporation, City of Phoenix, Arizona, Junior              7/10 at 101         AAA      2,287,700
                 Lien Wastewater System Revenue Bonds, Series 2000,
                 6.000%, 7/01/24

        2,000   City of Tucson, Arizona, Water System Revenue Refunding Bonds,               7/02 at 102         Aa3      2,046,220
                 Series 1992A, 5.750%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------

$      90,066   Total Investments (cost $89,905,736) - 98.0%                                                             90,951,147
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.6%

$       1,500   Industrial Development Authority, City of Phoenix, Arizona,                                       NR      1,500,000
=============    Revenue Bonds (Valley of the Sun YMCA Project), Series 2001,
                 Variable Rate Demand Bonds, 1.500%, 1/01/31+
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                        392,236
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 92,843,383
                ====================================================================================================================


                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.
                       +    Security has a maturity of more than one year, but
                            has variable rate and demand features which qualify
                            it as a short-term security. The rate disclosed is
                            that currently in effect. This rate changes
                            periodically based on market conditions or a
                            specified market index.

                                 See accompanying notes to financial statements.







                    Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)

                            Portfolio of
                    Investments January 31, 2002 (Unaudited)





   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.6%
$       1,020   Industrial Development Authority, City of Mesa, Arizona, Student             7/11 at 101        BBB-  $   1,021,112
                 Housing Revenue Bonds (Arizona State University - East
                 Maricopa County Community College District - Williams
                 Campus Project), Series 2001A, 6.000%, 7/01/26

                Puerto Rico Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Authority, Higher
                Education Revenue Bonds (Ana G. Mendez University System
                Project), Series 1999:
          320    5.375%, 2/01/19                                                             2/09 at 101         BBB        315,446
        1,000    5.375%, 2/01/29                                                             2/09 at 101         BBB        965,490

          300   Puerto Rico Industrial, Tourist, Educational, Medical and                    9/11 at 100         BBB        297,990
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds (University of the Sacred Heart
                 Project), Series 2001, 5.250%, 9/01/21
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.7%

        1,050   Arizona Health Facilities Authority, Hospital System Revenue                12/10 at 102         BBB      1,071,158
                 Bonds (John C. Lincoln Health Network), Series 2000, 6.875%,
                 12/01/20

        2,170   Arizona Health Facilities Authority, Revenue Bonds (Catholic                 7/10 at 101         BBB      2,247,404
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        1,000   Industrial Development Authority, City of Scottsdale, Arizona,              12/11 at 101          A3        994,290
                 Hospital Revenue Bonds (Scottsdale Healthcare), Series 2001,
                 5.800%, 12/01/31
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 13.6%

        1,000   Industrial Development Authority, Maricopa County, Arizona,                  7/09 at 102         Aaa      1,046,850
                 Multifamily Housing Revenue Bonds (Whispering Palms
                 Apartments Project), Series 1999A, 5.900%, 7/01/29

        1,000   Industrial Development Authority, Maricopa County, Arizona,                  5/10 at 102          A3      1,065,350
                 Multifamily Housing Revenue Bonds (Sun King Apartments
                 Project), Series 2000A, 6.750%, 5/01/31

        1,125   Industrial Development Authority, Maricopa County, Arizona,                 10/11 at 103         Aaa      1,156,376
                 Multifamily Housing Revenue Bonds (Syl-Mar Apartments
                 Project), Series 2001, 5.650%, 4/20/21 (Alternative Minimum Tax)

          275   Industrial Development Authority, City of Phoenix, Arizona,                  6/11 at 102         Aaa        282,403
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Campaigne Place on Jackson Project), Series 2001, 5.700%,
                 6/20/31 (Alternative Minimum Tax)

        1,000   Industrial Development Authority, City of Phoenix, Arizona,                 11/11 at 105         AAA      1,068,140
                 Multifamily Housing Revenue Bonds (GNMA Collateralized -
                 Bay Club Apartments Project), Series 2001, 5.900%, 11/20/31
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.3%

          470   Industrial Development Authority, Pima County, Arizona, Single              11/10 at 101         AAA        472,341
                 Family Mortgage Revenue Bonds, Series 2001-A1, 5.350%,
                 11/01/24 (Alternative Minimum Tax)

        1,000   Industrial Development Authority, Pima County, Arizona, Single              11/10 at 101         AAA      1,004,910
                 Family Mortgage Revenue Bonds, Series 2001-A4, 5.050%,
                 5/01/17
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.9%

        1,000   Mesa County, Colorado, Residential Care Facilities Mortgage                 12/11 at 101          AA        973,740
                 Revenue Bonds (Hilltop Community Resources Inc. Obligated
                 Group Projects), Series 2001A, 5.375%, 12/01/28
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 10.5%

        1,000   City of Mesa, Arizona, General Obligation Bonds, Series 1999,                7/09 at 100         AAA      1,012,630
                 5.000%, 7/01/17

        1,000   City of Phoenix, Arizona, General Obligation Refunding Bonds,                7/05 at 101         AA+      1,002,120
                 Series 1995A, 5.000%, 7/01/19





20







   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)

$         500   Commonwealth of Puerto Rico, Public Improvement General                     No Opt. Call           A   $    525,905
                 Obligation Bonds of 2002, Series A, 5.500%, 7/01/29

        1,020   City of Tucson, Arizona, General Obligation Refunding Bonds,                 7/07 at 100          AA      1,024,039
                 Series 1997, 5.000%, 7/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 15.9%

          700   Arizona School Facilities Board, State School Improvement                    7/11 at 100         AAA        738,640
                 Revenue Bonds, Series 2001, 5.500%, 7/01/18

        2,000   Industrial Development Authority, Maricopa County, Arizona,                  6/07 at 102           A      2,098,940
                 Education Revenue Bonds (Horizon Community Learning Center
                 Project), Series 2000, 6.350%, 6/01/26

          900   Industrial Development Authority, City of Phoenix, Arizona,                  3/12 at 100         AAA        936,882
                 Government Office Lease Revenue Bonds (Capitol Mall L.L.C.
                 Project II), Series 2001, 5.250%, 9/15/16

        1,000   City of Tucson, Arizona, Junior Lien Street and Highway User                 7/10 at 100         AAA      1,007,130
                 Revenue Bonds, Series 1994-E, 5.000%, 7/01/18

          640   Municipal Property Corporation, City of Yuma, Arizona, Municipal             7/10 at 100         AAA        638,394
                 Facilities Revenue Bonds, Series 2001, 5.000%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.9%

        1,000   Civic Improvement Corporation, City of Phoenix, Arizona, Senior              7/08 at 101         AAA        979,020
                 Lien Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 5.7%

          500   Industrial Development Authority, Maricopa County, Arizona,                  9/05 at 101         AAA        547,810
                 Revenue Refunding Bonds (Baptist Hospital System),
                 Series 1995, 5.500%, 9/01/16 (Pre-refunded to 9/01/05)

        1,350   Puerto Rico Infrastructure Financing Authority, Special                     10/10 at 101         AAA      1,401,665
                 Obligation Bonds, 2000 Series A,  5.500%, 10/01/40
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 15.7%

        1,500   Arizona Power Authority, Power Resource Revenue Bonds                       No Opt. Call          AA      1,569,420
                 (Hoover Uprating Project), Special Obligation Crossover
                 Refunding Series 2001, 5.250%, 10/01/17

        1,000   Pollution Control Corporation, Coconino County, Arizona,                    11/02 at 102        BBB-        922,160
                 Pollution Control Revenue Bonds (Nevada Power Company
                 Project), Series 1997B, 5.800%, 11/01/32 (Alternative
                 Minimum Tax)

        1,000   City of Mesa, Arizona, Utility Systems Revenue Bonds,                        7/09 at 100         AAA      1,011,020
                 Series 2000, 5.125%, 7/01/19

        1,000   City of Mesa, Arizona, Utility System Revenue Refunding Bonds,              No Opt. Call         AAA      1,051,370
                 Series 2002, 5.250%, 7/01/17 (WI, settling 2/07/02)

          805   Agricultural Improvement and Power District, Arizona, Electric               1/08 at 101          AA        804,493
                 System Refunding Revenue Bonds (Salt River Project),
                 1997 Series A, 5.000%, 1/01/20
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 2.8%

        1,025   City of Chandler, Arizona, Water and Sewer Revenue Bonds,                    7/10 at 101         AAA        967,476
                 Series 2001, 4.500%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
$      31,670   Total Investments (cost $31,896,797) - 94.6%                                                             32,222,114
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.4%                                                                      1,854,868
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 34,076,982
                ====================================================================================================================

                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                    (WI)    Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.





                    Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)

                            Portfolio of
                    Investments January 31, 2002 (Unaudited)






   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 0.4%
$       1,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                   12/03 at 102         BBB  $   1,013,540
                 (WMX Technologies, Inc. Project), Series 1993, 6.000%,
                 12/01/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.1%

          330   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                   7/10 at 100         Aa3        342,296
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.4%

        1,720   Board of Trustees of Ferris State University, Michigan, General              4/08 at 100         AAA      1,678,754
                 Revenue Bonds, Series 1998, 5.000%, 10/01/23

        1,685   Michigan Higher Education Facilities Authority, Limited Obligation           9/11 at 100         Aaa      1,770,059
                  Revenue Bonds (Kettering University Refunding), Series 2001,
                 5.500%, 9/01/17

        1,500   Michigan Higher Education Student Loan Authority, Student Loan              No Opt. Call         AAA      1,568,295
                 Refunding Revenue Bonds, Series XII-T, 5.300%, 9/01/10
                 (Alternative Minimum Tax)

        1,000   Board of Trustees of Oakland University, Michigan, General                   5/05 at 102         AAA      1,052,660
                 Revenue Bonds, Series 1995, 5.750%, 5/15/15

                Board of Governors of Wayne State University, Michigan, General
                Revenue Bonds, Series 1999:
        3,430    5.250%, 11/15/19                                                           11/09 at 101         AAA      3,479,152
        1,000    5.125%, 11/15/29                                                           11/09 at 101         AAA        986,790

        1,450   Board of Trustees of Western Michigan University, General                    7/03 at 102         AAA      1,431,324
                 Revenue Bonds, Series 1993A, 5.000%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.4%

        2,900   Economic Development Corporation, City of Dearborn, Michigan,               11/05 at 102         AAA      3,006,024
                 Hospital Revenue Bonds (Oakwood Obligated Group),
                 Series 1995A, 5.875%, 11/15/25

        2,235   Hospital Finance Authority, City of Hancock, Michigan,                       8/08 at 100         AAA      2,243,247
                 FHA-Insured Mortgage Hospital Revenue Bonds (Portage Health
                 System, Inc.), Series 1998, 5.450%, 8/01/47

        3,500   Kent Hospital Finance Authority, Michigan, Revenue Bonds                     7/11 at 101          AA      3,452,365
                 (Spectrum Health), Series 2001A, 5.250%, 1/15/21

        3,544   Michigan State Hospital Finance Authority, Collateralized Loan              No Opt. Call        Baa2      3,576,562
                 (Detroit Medical Center), Series 2001, 7.360%, 4/01/07

        1,000   Michigan State Hospital Finance Authority, Revenue Refunding                11/09 at 101           A      1,033,340
                 Bonds (OSF Healthcare System), Series 1999, 6.125%, 11/15/19

                Michigan State Hospital Finance Authority, Revenue Bonds
                (Ascension Health Credit Group), Series 1999A:
        1,000    6.125%, 11/15/23                                                           11/09 at 101         AAA      1,049,040
        2,500    6.125%, 11/15/26                                                           11/09 at 101          AA      2,613,700

        1,700   Michigan State Hospital Finance Authority, Revenue and                       8/09 at 101         AAA      1,775,089
                 Refunding Bonds (Mercy Health Services Obligated Group),
                 1999 Series X, 5.750%, 8/15/19

                Michigan State Hospital Finance Authority, Hospital Revenue and
                Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                Group), Series 1999A:
        3,385    5.750%, 5/15/17                                                             5/09 at 101         AAA      3,551,745
          500    5.750%, 5/15/29                                                             5/09 at 101         AAA        516,755

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue                  8/08 at 101        BBB-      2,379,750
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Revenue and                      11/09 at 101         BBB        944,650
                 Refunding Bonds (Memorial Healthcare Center Obligated
                 Group), Series 1999, 5.875%, 11/15/21



22







   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)
$       5,000   Michigan State Hospital Finance Authority, Hospital Revenue                11/09 at 101           A+   $  5,120,250
                 Bonds (Henry Ford Health System), Series 1999A, 6.000%,
                 11/15/24

          500   Hospital Finance Authority, City of Royal Oak, Michigan,                   11/11 at 100          AAA        492,915
                 Hospital Revenue Bonds (William Beaumont Hospital),
                 Series 2001M, 5.250%, 11/15/31

        2,195   Regents of the University of Michigan, Medical Service Plan                 No Opt. Call         Aa2      1,473,899
                 Revenue Bonds, Series 1991, 0.000%, 12/01/10
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.4%

        5,250   Michigan State Housing Development Authority, Limited                       10/02 at 103         AAA      5,511,450
                 Obligation Revenue Bonds (Parkway Meadows Project),
                 Series 1991, 6.850%, 10/15/18

        5,000   Michigan State Housing Development Authority, Rental Housing                 6/05 at 102         AAA      5,241,550
                 Revenue Bonds, 1995 Series B,  6.150%, 10/01/15

        6,795   Michigan State Housing Development Authority, Rental Housing                 4/09 at 101         AAA      6,593,392
                 Revenue Bonds, 1999 Series A, 5.300%, 10/01/37 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

          620   Michigan State Housing Development Authority, Single Family                  6/02 at 102         AA+        628,761
                 Mortgage Revenue Bonds, 1991 Series B, 6.950%, 12/01/20

        1,000   Michigan State Housing Development Authority, Single Family                  1/11 at 100         AAA      1,007,440
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.4%

        2,000   Economic Development Corporation, Charter Township of Grand                  7/09 at 101           A      1,930,700
                 Rapids, Michigan, Limited Obligation Revenue Bonds (Porter
                 Hills Obligated Group - Cook Valley Estate Project), Series 1999,
                 5.450%, 7/01/29

        3,300   Michigan State Hospital Finance Authority, Revenue Bonds                     1/07 at 102         N/R      3,208,887
                 (Presbyterian Villages of Michigan Obligated Group),
                 Series 1997, 6.375%, 1/01/25

        1,300   Michigan Strategic Fund, Limited Obligation Revenue Bonds                    7/08 at 101           A      1,228,227
                 (Porter Hills Presbyterian Village), Refunding Series 1998,
                 5.375%, 7/01/28

        5,280   Economic Development Corporation, City of Warren, Michigan,                  3/02 at 101         Aaa      5,342,938
                 Nursing Home Revenue Refunding Bonds (GNMA
                 Mortgage-Backed Security - Autumn Woods Project),
                 Series 1992, 6.900%, 12/20/22
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.7%

                Allegan Public Schools, Allegan County, Michigan, General
                Obligation Bonds, Series 2000:
        1,850    5.600%, 5/01/20                                                             5/10 at 100         AAA      1,926,294
        1,150    5.750%, 5/01/30                                                             5/10 at 100         AAA      1,202,486

        2,190   Anchor Bay School District, Counties of Macomb and St.Clair,                 5/09 at 100         AAA      2,469,751
                 Michigan, School Building and Site Bonds (General Obligation -
                 Unlimited Tax), 1999 Series I, 6.000%, 5/01/29

        4,200   Anchor Bay School District, Counties of Macomb and St. Clair,                5/11 at 100         AAA      4,080,972
                 Michigan, Refunding Bonds (General Obligation - Unlimited
                 Tax), Series 2001, 5.000%, 5/01/29

        1,000   Anchor Bay School District, Counties of Macomb and St. Clair,                5/12 at 100         AAA        977,740
                 Michigan, General Obligation Refunding Bonds, Series 2002,
                 5.000%, 5/01/25 (WI, settling 2/06/02)

        1,000   Belding Area Schools, Counties of Ionia, Kent and Montcalm,                  5/08 at 100         AAA        973,210
                 Michigan, Refunding Bonds (General Obligation - Unlimited
                 Tax), Series 1998, 5.000%, 5/01/26

        1,000   Charlotte Public Schools, Easton County, Michigan, School                    5/09 at 100         AAA      1,003,200
                 Building and Site Bonds (General Obligation - Unlimited Tax),
                 Series 1999, 5.250%, 5/01/25

        1,000   Chippewa Valley Schools, Macomb County, Michigan,                            5/03 at 102         AAA        987,150
                 Refunding Bonds (General Obligation - Unlimited Tax),
                 Series 1993, 5.000%, 5/01/21

        2,000   Clarkston Community Schools, Michigan, General Obligation                    5/07 at 100         AAA      2,007,560
                 School Building and Site Bonds, Series 1997, 5.250%, 5/01/23

        1,000   East China School District, St. Clair County, Michigan,                     11/11 at 100         AAA      1,037,740
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/20

        1,085   Freeland Community School District, Counties of Saginaw,                     5/10 at 100         AAA      1,105,637
                 Midland and Bay, Michigan, School Building and Sites Bonds
                 (General Obligation - Unlimited Tax), Series 2000, 5.250%,
                 5/01/19





23







              Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)

              Portfolio of Investments January 31, 2002 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$       3,300   Grand Ledge Public Schools, Counties of Eaton, Clinton and Ionia,            5/05 at 102         AAA  $   3,335,772
                 Michigan, Refunding Bonds, Series 1995, 5.375%, 5/01/24

        3,000   Grand Rapids and Kent County Joint Building Authority,                      No Opt. Call         AAA        764,820
                 Michigan, General Obligation - Limited Tax Bonds (Devos
                 Place Project), Series 2001, 0.000%, 12/01/26

        1,500   Huron Valley School District, Counties of Oakland and                       11/11 at 100         AAA      1,579,080
                 Livingston, Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17

          725   Lake Orion Community School District, Oakland County,                        5/05 at 101         AAA        738,804
                 Michigan, Refunding Bonds (General Obligation - Unlimited
                 Tax), Series 1995, 5.500%, 5/01/20

        1,000   Mancelona Public School District, Counties of Antrim and                     5/06 at 100         AAA      1,009,820
                 Kalkaska, Michigan, General Obligation Bonds, Series 1997,
                 5.200%, 5/01/17

        6,400   Mattawan Consolidated School, Counties of Van Buren and                      5/02 at 102         AAA      6,602,688
                 Kalamazoo, Michigan, Refunding Bonds (General Obligation -
                 Unlimited Tax), Series 1992, 6.300%, 5/01/17

        2,875   Milan Area Schools, Counties of Washtenaw and Monroe,                        5/10 at 100         AAA      3,020,044
                 Michigan, School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 2000 Series A, 5.750%, 5/01/24

        4,300   Building Authority, Montcalm County, Michigan, Correctional                  5/10 at 100         AAA      4,315,351
                 Facility Improvement Bonds (General Obligation), Series 2000,
                 5.250%, 5/01/25

        2,500   Montrose Township School District, Michigan, School Building                No Opt. Call         AAA      2,821,000
                 and Site Bonds, Series 1997, 6.000%, 5/01/22

        1,000   Muskegon Heights Public Schools, Muskegon County, Michigan,                  5/09 at 100         AAA        968,830
                 School Building and Site Bonds (General Obligation - Unlimited
                 Tax), Series 1999, 5.000%, 5/01/29

        1,045   Nice Community School District, Counties of Marquette and                    5/04 at 101         AAA      1,053,015
                 Baraga, Michigan, School Building and Site Bonds (General
                 Obligation - Unlimited Tax), Series 1995, 5.250%, 5/01/20

        1,225   North Branch Area Schools, Lapeer County, Michigan,                      5/03 at 101 1/2         AAA      1,235,780
                 Refunding Bonds (General Obligation - Unlimited Tax),
                 Series 1993, 5.375%, 5/01/21

        1,625   Northville Public Schools, Wayne County, Michigan, General                  11/11 at 100         AAA      1,677,146
                 Obligation Bonds, Series 2001, 5.375%, 5/01/18

        1,000   Building Authority, Oakland County, Michigan, General                        9/11 at 100         AAA      1,001,460
                 Obligation Bonds, Series 2002,  5.125%, 9/01/22

        1,225   Paw Paw Public Schools, Van Buren County, Michigan, General                 No Opt. Call         AAA      1,227,168
                 Obligation Refunding Bonds, Series 1998, 5.000%, 5/01/21

        4,000   Pinckney Community Schools, Counties of Livingston and                       5/07 at 100         AAA      4,067,400
                 Washtenaw, Michigan, School Building and Site Bonds (General
                 Obligation - Unlimited Tax), Series 1997, 5.500%, 5/01/27

          685   Reeths-Puffer Schools, Muskegon County, Michigan, School                     5/05 at 101         AAA        724,483
                 Building and Site and Refunding Bonds, Series 1995, 5.750%,
                 5/01/15

        1,000   Rochester Community School District, Counties of Oakland and                 5/10 at 100         AAA      1,060,160
                 Macomb, Michigan, School Building and Site and Refunding
                 Bonds (General Obligation - Unlimited Tax), 2000 Series I,
                 5.750%, 5/01/19

        2,100   Romulus Community Schools, Wayne County, Michigan, School                    5/09 at 100         AAA      2,335,452
                 Building and Site Bonds (General Obligation - Unlimited Tax),
                 Series 1999, 5.750%, 5/01/25

        2,500   Building Authority, City of Taylor, Wayne County, Michigan, General          3/10 at 100         AAA      2,529,575
                 Obligation - Limited Tax Bonds, Series 2000, 5.125%, 3/01/17

        1,050   Warren Consolidated Schools, Counties of Macomb and Oakland,                11/11 at 100         AAA      1,079,600
                 Michigan, General Obligation Bonds, Series 2001, 5.375%,
                 5/01/19

        1,980   Building Authority, Washtenaw County, Michigan, Building                     9/07 at 100         AAA      2,029,421
                 Authority Bonds (General Obligation - Limited Tax), Series 1999,
                 5.400%, 9/01/17

        2,600   West Bloomfield School District, Oakland County, Michigan,                   5/10 at 100         AAA      2,929,446
                 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), Series 2000, 5.900%, 5/01/18

        1,125   Whitehall District Schools, Muskegon County, Michigan,                      11/11 at 100         AAA      1,184,310
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/17

        1,725   Williamston Community School District, Michigan, General                    No Opt. Call         AAA      1,831,571
                 Obligation - Unlimited Tax Bonds, Series 1996, 5.500%, 5/01/25




24







   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 9.5%
$       1,800   Tax Increment Finance Authority, City of Dearborn Heights,                  10/10 at 100         AAA  $   1,750,158
                 Wayne County, Michigan, Tax Increment Bonds (General
                 Obligation - Limited Tax)(Police and Courthouse
                 Facility), Series 2001-A, 5.000%, 10/01/26

        1,000   Building Authority, City of Grand Rapids, Kent County,                      No Opt. Call          AA      1,026,020
                 Michigan, General Obligation - Limited Tax Bonds,
                 Series 1998, 5.000%, 4/01/16

        1,145   Building Authority, City of Grand Rapids, Kent County,                      10/11 at 100         AAA      1,133,848
                 Michigan, General Obligation - Limited Tax Bonds,
                 Series 2001, 5.125%, 10/01/26

          255   Michigan Municipal Bond Authority, Local Government Loan                     5/02 at 102           A        261,334
                 Program Revenue Bonds, Series 1992D, 6.650%, 5/01/12

          750   State Building Authority, Michigan, Revenue Refunding Bonds                 10/09 at 100         AA+        711,038
                 (Facilities Program), 1998 Series I, 4.750%, 10/15/21

                State of Michigan, Certificates of Participation (525 Redevco,
                Inc.), Series 2000:
        2,000    5.500%, 6/01/19                                                             6/10 at 100         AAA      2,068,020
        2,000    5.500%, 6/01/27                                                             6/10 at 100         AAA      2,041,500

        1,000   State of Michigan, Certificates of Participation (New Center                 9/11 at 100         AAA      1,017,940
                 Development, Inc.), Series 2001, 5.375%, 9/01/21

        1,000   State of Michigan, State Trunk Line Fund Bonds, Series 2001A,               11/11 at 100         AAA        974,820
                 5.000%, 11/01/25

        1,100   Muskegon County, Michigan, Wastewater Management                             7/11 at 100         AAA      1,070,465
                 System No. 2 Revenue Bonds (General Obligation - Limited
                 Tax), Series 2002, 5.000%, 7/01/26

                Puerto Rico Highway and Transportation Authority, Highway
                Revenue Bonds, 1996 Series Y:
        4,100    5.500%, 7/01/36                                                             7/16 at 100           A      4,168,470
        2,000    5.000%, 7/01/36                                                             7/16 at 100           A      1,907,840

        1,125   Puerto Rico Highway and Transportation Authority, Transportation             7/10 at 101           A      1,307,801
                 Revenue Bonds, Series B, 6.000%, 7/01/39

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                        No Opt. Call          A-      1,107,890
                 Appropriation Bonds, 2002 Series E, 6.000%, 8/01/26

        5,000   Charter County of Wayne, Michigan, Airport Hotel Revenue                    12/11 at 101         AAA      4,910,200
                 Bonds (Detroit Metropolitan Airport)(General Obligation -
                  Limited Tax), Series 2001A, 5.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.4%

        2,505   Charter County of Wayne, Michigan, Subordinate Lien Airport                 12/03 at 100         AAA      2,591,924
                 Revenue Bonds (Detroit Metropolitan Airport), Series 1991B,
                 6.750%, 12/01/21 (Alternative Minimum Tax)

        3,000   Charter County of Wayne, Michigan, Airport Revenue Bonds                    12/08 at 101         AAA      2,837,250
                 (Detroit Metropolitan Airport), Series 1998A, 5.000%,
                 12/01/28 (Alternative Minimum Tax)

        1,195   Charter County of Wayne, Michigan, Airport Revenue Bonds                    12/08 at 101         AAA      1,128,928
                 (Detroit Metropolitan Airport), Series 1998B, 4.875%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.4%

        2,000   East Grand Rapids Public Schools, Kent County, Michigan, School              5/09 at 100         AAA      2,255,480
                 Building and Site Bonds (General Obligation - Unlimited Tax),
                 Series 2000, 6.000%, 5/01/29 (Pre-refunded to 5/01/09)

        1,600   Gaylord Community Schools, Counties of Ostego and Antrim,                    5/02 at 102         AAA      1,652,288
                 Michigan, School Building and Site and Refunding Bonds,
                 Series 1992, 6.600%, 5/01/21 (Pre-refunded to 5/01/02)

        1,000   Grosse Ile Township School District, Michigan, General                       5/07 at 100         AAA      1,115,080
                 Obligation School Improvement Refunding Bonds, Series 1996,
                 6.000%, 5/01/22 (Pre-refunded to 5/01/07)

        3,100   Hemlock Public School District, Counties of Saginaw and                      5/02 at 102         AAA      3,202,889
                 Midland, Michigan, School Building and Site and Refunding
                 Bonds, Series 1992, 6.750%, 5/01/21 (Pre-refunded to 5/01/02)

        2,000   Lincoln Park School District, Michigan, General Obligation Bonds,            5/06 at 101         AAA      2,227,400
                 Series 1996, 5.900%, 5/01/26 (Pre-refunded to 5/01/06)

        2,100   Michigan Municipal Bond Authority, State Revolving Fund                     10/02 at 102         AAA      2,211,804
                 Revenue Bonds, Series 1992A, 6.600%, 10/01/18
                 (Pre-refunded to 10/01/02)



25




              Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)

              Portfolio of Investments January 31, 2002 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)
$       1,745   Michigan Municipal Bond Authority, Local Government Loan                     5/02 at 102        A***  $   1,802,114
                 Program Revenue Bonds, Series 1992D, 6.650%, 5/01/12
                 (Pre-refunded to 5/01/02)

        3,035   Michigan State Hospital Finance Authority, Hospital Revenue                 12/02 at 102         AAA      3,227,510
                 Bonds (MidMichigan Obligated Group), Series 1992, 6.900%,
                 12/01/24 (Pre-refunded to 12/01/02)

        2,150   North Branch Area Schools, Lapeer County, Michigan, School                   5/02 at 102         AAA      2,220,262
                 Building and Site and Refunding Bonds (General Obligation -
                 Unlimited Tax), Series 1992, 6.600%, 5/01/17 (Pre-refunded to 5/01/02)

        4,845   Saginaw-Midland Municipal Water Supply Corporation,                          9/04 at 102        A2***     5,462,544
                 Michigan, Water Supply Revenue Bonds (General Obligation -
                 Limited Tax), Series 1992, 6.875%, 9/01/16 (Pre-refunded
                 to 9/01/04)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 13.2%

        3,000   Michigan Public Power Agency, Project Revenue Bonds                          1/12 at 100         AAA      2,997,780
                 (Combustion Turbine No. 1), 2001 Series A, 5.250%, 1/01/27

        2,390   Michigan South Central Power Agency, Power Supply System                     5/02 at 102        Baa1      2,442,269
                 Revenue Refunding Bonds, Series 1991, 6.750%, 11/01/10

        4,475   Michigan South Central Power Agency, Power Supply System                    No Opt. Call        Baa1      4,707,208
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        3,630   Michigan Strategic Fund, Limited Obligation Refunding Revenue               No Opt. Call         AAA      4,497,207
                 Bonds (The Detroit Edison Company), Series 1991BB, 7.000%,
                 5/01/21

        2,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue               No Opt. Call         Aaa      2,048,460
                 Bonds (The Detroit Edison Company), Series 1995CC
                 Remarketing, 4.850%, 9/01/30 (Mandatory put 9/01/11)

        4,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue                9/11 at 100          A-      3,980,000
                 Bonds (The Detroit Edison Company Pollution Control Project),
                 Collateralized Series 2001C, 5.450%, 9/01/29

        1,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue                9/09 at 102         AAA      1,017,040
                 Bonds (The Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax)

        7,000   Monroe County, Michigan, Pollution Control Revenue Bonds                     9/02 at 102         AAA      7,312,970
                 (The Detroit Edison Company - Monroe and Fermi Plants
                 Project), Collateralized 1992 Series I, 6.875%, 9/01/22
                 (Alternative Minimum Tax)

          400   Puerto Rico Electric Power Authority, Power Revenue Bonds,                   7/10 at 101         AAA        403,976
                 Series HH, 5.250%, 7/01/29

        1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                   7/05 at 100          A-      1,007,210
                 Series X, 5.500%, 7/01/25

        5,000   City of Wyandotte, Wayne County, Michigan, Electric Revenue                 10/02 at 102         AAA      5,225,250
                 Refunding Bonds, Series 1992, 6.250%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 9.9%

        5,250   City of Detroit, Michigan, Sewage Disposal System Revenue                    7/05 at 100         AAA      5,118,960
                 Refunding Bonds, Series 1995-B,  5.000%, 7/01/25

                City of Detroit, Michigan, Sewage Disposal System Revenue
                Bonds, Series 1997-A:
        3,000    5.500%, 7/01/20                                                             7/07 at 101         AAA      3,089,070
        1,730    5.000%, 7/01/22                                                             7/07 at 101         AAA      1,696,300

        1,000   City of Detroit, Michigan, Sewage Disposal System Revenue                    1/10 at 101         AAA      1,127,990
                 Bonds, Series 1999-A, 5.875%, 7/01/27

        1,500   City of Detroit, Michigan, Sewage System Disposal Revenue                   No Opt. Call         AAA      1,603,020
                 Bonds, Second Lien Series 2001B, 5.500%, 7/01/29

        6,000   City of Detroit, Michigan, Water Supply System Revenue and                   7/04 at 102         AAA      5,834,520
                 Revenue Refunding Bonds, Series 1993, 5.000%, 7/01/23

        2,000   City of Detroit, Michigan, Senior Lien Water Supply System                   1/10 at 101         AAA      2,236,320
                 Revenue Bonds, Series 1999-A, 5.750%, 7/01/26



26






   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)
$       3,400   City of Detroit, Michigan, Senior Lien Water Supply System                   7/11 at 101         AAA  $   3,592,474
                 Revenue Bonds, Series 2001-A, 5.750%, 7/01/28

                City of Muskegon Heights, Muskegon County, Michigan, Water
                Supply System Revenue Bonds, Series 2000A:
        1,040    5.625%, 11/01/25                                                           11/10 at 100         Aaa      1,079,926
        1,160    5.625%, 11/01/30                                                           11/10 at 100         Aaa      1,201,212
------------------------------------------------------------------------------------------------------------------------------------
$     262,104   Total Investments (cost $253,437,807) - 98.8%                                                           265,751,461
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.8%

        2,900   Michigan Strategic Fund, Pollution Control Bonds (Consumers                                   VMIG-1      2,900,000
                 Power Company) Variable Rate Demand Bonds, 1.500%,
                 4/15/18+

        2,000   Michigan Strategic Fund, Limited Obligation Revenue Bonds                                        N/R      2,000,000
                 (Detroit Symphony Orchestra Project), Variable Rate Demand
                 Bonds, Series 2001A, 1.450%, 6/01/31+
------------------------------------------------------------------------------------------------------------------------------------
$       4,900   Total Short-Term Investments (cost $4,900,000)                                                            4,900,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.6)%                                                                   (1,602,788)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $ 269,048,673
                ====================================================================================================================

                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.
                     (WI)   Security purchased on a when-issued basis.
                       +    Security has a maturity of more than one year, but
                            has variable rate and demand features which qualify
                            it as a short-term security. The rate disclosed is
                            that currently in effect. This rate changes
                            periodically based on market conditions or a
                            specified market index.

                                 See accompanying notes to financial statements.





                    Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)

                            Portfolio of
                    Investments January 31, 2002 (Unaudited)




   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CAPITAL GOODS - 2.6%
$       3,050   Michigan Strategic Fund, Limited Obligation Revenue Bonds                   12/02 at 102         BBB  $   3,143,147
                 (Waste Management, Inc. Project), Series 1992, 6.625%,
                 12/01/12 (Alternative Minimum Tax)

        1,370   Michigan Strategic Fund, Limited Obligation Revenue Bonds                   12/03 at 102         BBB      1,388,550
                 (WMX Technologies, Inc. Project), Series 1993, 6.000%,
                 12/01/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.3%

          475   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                   7/10 at 100         Aa3        492,699
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.2%

        1,100   Michigan Higher Education Student Loan Authority, Student Loan              10/02 at 102          A1      1,137,367
                 and Refunding Revenue Bonds, Series XV-A, 6.700%,
                 10/01/05 (Alternative Minimum Tax)

        1,000   Board of Control of Saginaw Valley, Michigan, State University               7/09 at 100         Aaa      1,031,720
                 General Revenue Bonds, Series 1999, 5.625%, 7/01/29

        3,500   Board of Governors of Wayne State University, Michigan, General             11/09 at 101         AAA      3,453,765
                 Revenue Bonds, Series 1999, 5.125%, 11/15/29
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 19.7%

        2,050   Economic Development Corporation, City of Dearborn, Michigan,               11/05 at 102         AAA      2,124,948
                 Hospital Revenue Bonds (Oakwood Obligated Group),
                 Series 1995A, 5.875%, 11/15/25

        2,200   Hospital Finance Authority, City of Hancock, Michigan,                       8/08 at 100         AAA      2,208,118
                 FHA-Insured Mortgage Hospital Revenue Bonds (Portage
                 Health System, Inc.), Series 1998, 5.450%, 8/01/47

        2,500   Hospital Finance Authority, City of Kalamazoo, Michigan,                     5/06 at 102         AAA      2,606,050
                 Hospital Revenue Refunding and Improvement  Bonds (Bronson
                 Methodist Hospital), Series 1996, 5.750%, 5/15/16

                Michigan State Hospital Finance Authority, Revenue and Refunding
                Bonds (The Detroit Medical Center Obligated Group), Series
                1993A:
        3,000    6.250%, 8/15/13                                                             8/03 at 102        BBB-      2,982,870
        3,200    6.500%, 8/15/18                                                             8/03 at 102        BBB-      3,117,792

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue                  9/02 at 102          A+      4,057,640
                 and Refunding Bonds (Henry Ford Health System),
                 Series 1992A, 5.750%, 9/01/17

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue and              1/05 at 102          A+      2,060,700
                 Refunding Bonds (Otsego Memorial Hospital - Gaylord,
                 Michigan), Series 1995, 6.250%, 1/01/20

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds                    11/09 at 101          AA      2,613,700
                 (Ascension Health Credit Group), Series 1999A, 6.125%,
                 11/15/26

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue and              5/09 at 101         AAA      4,134,040
                 Refunding Bonds (Mercy Mount Clemens Corporation Obligated
                 Group), Series 1999A, 5.750%, 5/15/29

          500   Michigan State Hospital Finance Authority, Hospital Revenue                 11/11 at 101          A1        487,680
                 Refunding Bonds (Sparrow Obligated Group), Series 2001,
                 5.625%, 11/15/31

          500   Michigan State Hospital Finance Authority, Hospital Revenue                  8/08 at 101        BBB-        396,625
                 Bonds ( The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue                 11/09 at 101          A+      4,403,415
                 Bonds (Henry Ford Health System), Series 1999A, 6.000%,
                 11/15/24

        3,000   Regents of the University of Michigan, Hospital Revenue                     12/02 at 102          AA      3,011,850
                 Refunding Bonds, Series 1993A, 5.500%, 12/01/21



28







   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.0%
$       1,335   Michigan State Housing Development Authority, Senior Lien                   12/10 at 100         AAA  $   1,369,336
                 Multifamily Revenue Bonds (Landings Project), Series 2001A,
                 5.950%, 12/01/33

        2,400   Michigan State Housing Development Authority, Limited                        4/04 at 103         AAA      2,477,544
                 Obligation Revenue Bonds (Walled Lake Villa Project),
                 Series 1993, 6.000%, 4/15/18

        1,500   Michigan State Housing Development Authority, Limited                       10/03 at 103         AAA      1,523,055
                 Obligation Revenue Bonds (Brenton Village Green Project),
                 Series 1993, 5.625%, 10/15/18

          790   Michigan State Housing Development Authority, Rental Housing                 4/03 at 102         AAA        804,860
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

                Mount Clemens Housing Corporation, Michigan, Multifamily Housing
                Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Section 8
                Assisted Project), Series 1992A:
        1,000    6.600%, 6/01/13                                                             6/03 at 102         AAA      1,036,530
        1,500    6.600%, 6/01/22                                                             6/03 at 102         AAA      1,552,035
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.0%

           85   Michigan State Housing Development Authority, Single Family                  6/05 at 102         AA+         86,234
                 Mortgage Revenue Bonds, Series 1995A, 6.800%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 11.6%

        1,000   Central Montcalm Public Schools, Counties of Montcalm and                    5/09 at 100         AAA      1,045,360
                 Ionia, Michigan, School Building and Site Bonds (General
                 Obligation - Unlimited Tax), Series 1999, 5.750%, 5/01/24

          730   Clarkston Community Schools, Oakland County, Michigan,                       5/03 at 102         AAA        762,595
                 School Building and Site and Refunding Bonds, Series 1993,
                 5.900%, 5/01/16

        1,500   School District of the City of Detroit, Wayne County, Michigan,              5/09 at 101         AAA      1,378,080
                 School Building and Site Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1998B, 4.750%, 5/01/28

          500   School District of the City of Detroit, Wayne County, Michigan,              5/12 at 100         AAA        518,395
                 School Building and Site Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 2001A, 5.500%, 5/01/21

        3,000   Dexter Community Schools, Counties of Washtenaw and                          5/03 at 102         AAA      3,000,210
                 Livingston, Michigan, School Building and Site and Refunding
                 Bonds (General Obligation - Unlimited Tax), Series 1993,
                 5.000%, 5/01/17

        1,000   Durand Area Schools, Shiawasee County, Michigan, General                     5/07 at 100         AAA      1,011,160
                 Obligation Bonds, Series 1997, 5.375%, 5/01/23

        3,815   Building Authority, City of East Lansing, Counties of Ingham and             4/11 at 100          AA      3,869,860
                 Clinton, Michigan, Building Authority Bonds (General
                 Obligation - Unlimited Tax), Series 2000, 5.375%, 4/01/25

        1,240   Milan Area Schools, Counties of Washtenaw and Monroe,                        5/10 at 100         AAA      1,318,901
                 Michigan, School Building and Site Bonds (General
                 Obligation - Unlimited Tax), 2000 Series A, 5.625%, 5/01/16

        1,100   Commonwealth of Puerto Rico, General Obligation Public                   7/07 at 101 1/2           A      1,244,408
                 Improvement Refunding Bonds, Series 1997, 5.750%, 7/01/17

          380   Reeths-Puffer Schools, Muskegon County, Michigan, School                     5/05 at 101         AAA        401,903
                 Building and Site and Refunding Bonds, Series 1995,
                 5.750%, 5/01/15

        1,000   Rochester Community School District, Counties of Oakland and                 5/10 at 100         AAA      1,060,160
                 Macomb, Michigan, School Building and Site and Refunding
                 Bonds (General Obligation - Unlimited Tax), 2000 Series I,
                 5.750%, 5/01/19

        1,500   Romulus Community Schools, Wayne County, Michigan, School                    5/09 at 100         AAA      1,668,180
                 Building and Site Bonds (General Obligation - Unlimited Tax),
                 Series 1999, 5.750%, 5/01/25

        2,500   West Bloomfield School District, Oakland County, Michigan,                   5/10 at 100         AAA      2,799,400
                 School Building and Site Bonds (General Obligation -
                 Unlimited Tax), Series 2000, 5.800%, 5/01/17
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 20.3%

        5,750   City of Detroit, Michigan, Limited Tax Convention Facility                   9/03 at 102         AAA      5,910,540
                 Revenue Refunding Bonds (Cobo Hall Expansion Project),
                 Series 1993, 5.250%, 9/30/12

        1,400   Downtown Development Authority, City of Detroit, Michigan,                   7/08 at 100         AAA      1,301,776
                 Tax Increment Refunding Bonds (Development Area No. 1
                 Projects), Series 1998A, 4.750%, 7/01/25

        7,000   Detroit-Wayne County Stadium Authority, Michigan, Building                   2/07 at 102         AAA      7,017,850
                 Authority Stadium Bonds (General Obligation - Limited Tax),
                 Series 1997, 5.250%, 2/01/27



29






              Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)

              Portfolio of Investments January 31, 2002 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)
$       5,000   Michigan Municipal Bond Authority, State Revolving Fund                     10/09 at 101         AAA  $   5,196,900
                 Revenue Bonds (Drinking Water Revolving  Fund), Series 1999,
                 5.500%, 10/01/21

        1,500   State Building Authority, Michigan, Revenue Bonds (Facilities               10/10 at 100         AA+      1,534,410
                 Program), 2000 Series I, 5.375%, 10/15/20

                State Building Authority, Michigan, Revenue Refunding Bonds
                (Facilities Program), 2001 Series I:
        2,720    5.500%, 10/15/19                                                           10/11 at 100         AA+      2,837,178
        3,500    5.000%, 10/15/24                                                           10/11 at 100         AA+      3,418,485

        1,000   State of Michigan, Certificates of Participation (New Center                 9/11 at 100         AAA      1,017,940
                 Development, Inc.), Series 2001, 5.375%, 9/01/21

        2,275   State of Michigan, Comprehensive Transportation Bonds,                       5/02 at 100          AA      2,303,005
                 Series 1992A, 5.750%, 5/15/12

        1,000   Puerto Rico Highway and Transportation Authority, Highway                    7/16 at 100           A        953,920
                 Revenue Bonds, 1996 Series Y, 5.000%, 7/01/36

        3,615   Saginaw-Midland Municipal Water Supply Corporation,                      9/02 at 101 1/2          A2      3,675,262
                 Michigan, Water Supply System Revenue Bonds (General
                 Obligation - Limited Tax), Series 1993, 5.250%, 9/01/16
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.1%

        1,000   Puerto Rico Ports Authority, Special Facilities Revenue Bonds                6/03 at 102          BB        795,550
                 (American Airlines, Inc. Project), 1993 Series A, 6.300%,
                 6/01/23 (Alternative Minimum Tax)

        2,000   Charter County of Wayne, Michigan, Airport Revenue Bonds                    12/08 at 101         AAA      1,891,500
                 (Detroit Metropolitan Airport), Series 1998A, 5.000%,
                 12/01/28 (Alternative Minimum Tax)

        1,000   Charter County of Wayne, Michigan, Airport Revenue                          12/08 at 101         AAA        944,710
                 Bonds (Detroit Metropolitan Airport), Series 1998B, 4.875%,
                 12/01/23
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 6.6%

        3,000   Board of Regents of Eastern Michigan University, Michigan,                  12/06 at 101         AAA      3,322,650
                 General Revenue Bonds, Series 1997, 5.500%, 6/01/27
                 (Pre-refunded to 12/01/06)

        2,000   Board of Control of Ferris State University, Michigan, General              10/03 at 102         AAA      2,176,060
                 Revenue Bonds, Series 1993, 6.250%, 10/01/19
                 (Pre-refunded to 10/01/03)

        1,950   Michigan Municipal Bond Authority, State Revolving Fund                     No Opt. Call         AAA      2,107,131
                 Revenue Bonds, Series 1994, 7.000%, 10/01/03

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue                  5/03 at 102         AAA      3,167,250
                 Refunding Bonds (St. John Hospital), Series 1993A,
                 6.000%, 5/15/13

          620   Reeths-Puffer Schools, Muskegon County, Michigan, School                     5/05 at 101         AAA        679,737
                 Building and Site and Refunding Bonds, Series 1995, 5.750%,
                 5/01/15 (Pre-refunded to 5/01/05)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 17.1%

        4,020   Michigan Public Power Agency, Refunding Revenue Bonds                        1/03 at 102         AA-      4,032,181
                 (Belle River Project), 1993 Series A, 5.250%, 1/01/18

        1,000   Michigan Public Power Agency, Project Revenue Bonds                          1/12 at 100         AAA        999,260
                 (Combustion Turbine No. 1), 2001 Series A, 5.250%, 1/01/27

        1,000   Michigan South Central Power Agency, Power Supply System                    No Opt. Call        Baa1      1,051,890
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        3,500   Michigan Strategic Fund, Limited Obligation Refunding Revenue                6/03 at 102         AAA      3,737,475
                 Bonds (Consumers Power Company Project), Collateralized
                 Series 1993B, 5.800%, 6/15/10

        3,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue               No Opt. Call         Aaa      3,072,690
                 Bonds (The Detroit Edison Company), Series 1995CC
                 Remarketing, 4.850%, 9/01/30 (Mandatory put 9/01/11)

        5,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue                9/11 at 100          A-      4,975,000
                 Bonds (The Detroit Edison Company Pollution Control Project),
                 Collateralized Series 2001C, 5.450%, 9/01/29

        1,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue                9/09 at 102         AAA      1,017,040
                 Bonds (The Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999A, 5.550%, 9/01/29 (Alternative
                 Minimum Tax)



30






   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)
                Monroe County, Michigan, Pollution Control Revenue Bonds (The
                Detroit Edison Company Project), Series CC-1992:
$       2,500    6.550%, 6/01/24 (Alternative Minimum Tax)                                   6/03 at 102         AAA  $   2,666,150
        1,500    6.550%, 9/01/24 (Alternative Minimum Tax)                                   9/03 at 102         AAA      1,611,255

        6,000   Monroe County, Michigan, Pollution Control Revenue Bonds                    No Opt. Call         AAA      6,569,520
                 (The Detroit Edison Company Project), Series 1994-A, 6.350%,
                 12/01/04 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 10.3%

        2,000   City of Detroit, Michigan, Sewage Disposal System Revenue                    7/07 at 101         AAA      2,059,380
                 Bonds, Series 1997-A, 5.500%, 7/01/20

        3,755   City of Detroit, Michigan, Sewage Disposal System Revenue                    7/03 at 102         AAA      3,925,740
                 and Revenue Refunding Bonds, Series 1993-A, 5.700%, 7/01/13

        2,000   City of Detroit, Michigan, Sewage Disposal System Revenue                    1/10 at 101         AAA      2,255,980
                 Bonds, Series 1999-A, 5.875%, 7/01/27

        1,500   City of Detroit, Michigan, Sewage System Disposal Revenue                   No Opt. Call         AAA      1,603,020
                 Bonds, Second Lien Series 20001B, 5.500%, 7/01/29

        2,700   City of Detroit, Michigan, Senior Lien Water Supply System                   7/11 at 100         AAA      2,697,812
                 Revenue Bonds, Series 2001-A, 5.250%, 7/01/33

        4,000   City of Detroit, Michigan, Senior Lien Water Supply System                   1/10 at 101         AAA      4,472,640
                 Revenue Bonds, Series 1999-A, 5.750%, 7/01/26

        1,000   City of Grand Rapids, Michigan, Sanitary Sewer System                        7/08 at 101         AAA        923,590
                 Improvement and Refunding Revenue Bonds, Series 1998A,
                 4.750%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     166,925   Total Investments (cost $162,221,667) - 98.8%                                                           171,703,359
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      2,056,899
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $173,760,258
                ====================================================================================================================

                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                                 See accompanying notes to financial statements.




                    Nuveen Michigan Dividend Advantage Municipal Fund (NZW)

                            Portfolio of
                    Investments January 31, 2002 (Unaudited)




   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 2.5%
$       1,150   Michigan Higher Education Facilities Authority, Limited                      9/11 at 100         Aaa  $   1,118,858
                 Obligation Revenue Bonds (Kettering University Refunding),
                 Series 2001, 5.000%, 9/01/26
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.3%

        1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds                     7/11 at 101          AA        986,390
                 (Spectrum Health), Series 2001A, 5.250%, 1/15/21

        1,200   Michigan State Hospital Finance Authority, Hospital Revenue                  1/06 at 102        Baa3      1,189,704
                 Bonds (Sinai Hospital Refunding), Series 1995, 6.625%, 1/01/16

          600   Michigan State Hospital Finance Authority, Hospital Revenue                  5/06 at 102          A+        581,490
                 and Refunding Bonds (Henry Ford Health System),
                 Series 1995A, 5.250%, 11/15/20

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue                 11/11 at 101          A1        975,360
                 Refunding Bonds (Sparrow Obligated Group), Series 2001,
                 5.625%, 11/15/31

        1,800   Hospital Finance Authority, City of Royal Oak, Michigan,                    11/11 at 100         AAA      1,774,494
                 Hospital Revenue Bonds (William Beaumont Hospital),
                 Series 2001M, 5.250%, 11/15/31
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.7%

        1,700   Michigan State Housing Development Authority, Limited                        8/12 at 102         Aaa      1,653,811
                 Obligation Multifamily Housing Revenue Bonds (GNMA
                 Collateralized Program - Cranbrook Apartments), Series 2001A,
                 5.400%, 2/20/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.8%

        1,250   Michigan State Housing Development Authority, Single Family                  1/11 at 100         AAA      1,259,300
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 35.7%

        1,000   School District of the City of Detroit, Wayne County, Michigan,              5/09 at 101         AAA        918,720
                  School Building and Site Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1998B, 4.750%, 5/01/28

        1,000   School District of the City of Detroit, Wayne County,                        5/12 at 100         AAA      1,036,790
                 Michigan, School Building and Site Improvement Bonds
                 (General Obligation - Unlimited Tax), Series 2001A,
                 5.500%, 5/01/21

        1,000   School District of the City of Garden, Wayne County,                         5/11 at 100         AAA        973,210
                 Michigan, General Obligation Bonds, Refunding Series 2001,
                 5.000%, 5/01/26

        1,300   Harper Creek Community School District, Calhoun County,                      5/11 at 100         AAA      1,280,513
                 Michigan, General Obligation Bonds, Series 2001, 5.125%,
                 5/01/31

        2,200   Huron School District, Counties of Wayne and Monroe, Michigan,               5/11 at 100         AAA      2,231,834
                 General Obligation Bonds, Series 2001, 5.375%, 5/01/26

        1,500   Huron Valley School District, Counties of Oakland and Livingston,           11/11 at 100         AAA      1,458,375
                 Michigan, General Obligation Bonds, Series 2001, 5.000%,
                 5/01/27

        1,050   Lawton Community Schools, Van Buren County, Michigan,                       11/11 at 100         AAA      1,088,808
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/21

        1,000   Manchester Community Schools, Michigan, General Obligation                   5/11 at 100         AAA        966,380
                 Bonds, Series 2001, 5.000%, 5/01/31

        1,000   Portland Public Schools, Ionia County, Michigan, General                    11/11 at 100         AAA        971,660
                 Obligation Bonds, Series 2001, 5.000%, 5/01/29

        1,000   Commonwealth of Puerto Rico, General Obligation Public                       7/11 at 100           A        963,210
                 Improvement Bonds of 2002, Series A, 5.125%, 7/01/31

        1,000   Rochester Community School District, Counties of Oakland and                11/11 at 100         AAA      1,035,400
                 Macomb, Michigan, General Obligation Bonds, 2001 Series II,
                 5.500%, 5/01/22

          500   Building Authority, City of Warren, Michigan, General Obligation -          11/10 at 100         AAA        500,760
                 Limited Tax Bonds, Series 2001,  5.150%, 11/01/22




32








   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
                Washtenaw County, Michigan, General Obligation - Limited Tax
                Bonds (Sylvan Township Water and Wastewater System), Series
                2001:
$         500    5.000%, 5/01/19                                                            No Opt. Call         AAA   $    497,390
          800    5.000%, 5/01/20                                                            No Opt. Call         AAA        791,816

        1,300   Willow Run Community Schools, Washtenaw County, Michigan,                    5/11 at 100         AAA      1,283,295
                 General Obligation Bonds, Series 2001, 5.000%, 5/01/21
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 22.5%

          400   Tax Increment Finance Authority, City of Dearborn Heights,                  10/10 at 100         AAA        386,556
                 Wayne County, Michigan, Tax Increment Bonds (General
                 Obligation - Limited Tax)(Police and Courthouse
                 Facility), Series 2001-A, 5.000%, 10/01/30

        1,300   Building Authority, City of Grand Rapids, Kent County, Michigan,            10/11 at 100         AAA      1,287,338
                 General Obligation - Limited Tax Bonds, Series 2001, 5.125%,
                 10/01/26

        1,000   Michigan Municipal Bond Authority, State Revolving Fund                     10/10 at 101         AAA      1,098,090
                 Revenue Bonds (Drinking Water Revolving Fund), Series 2000,
                 5.875%, 10/01/17

        1,205   State Building Authority, Michigan, Revenue Refunding Bonds                 10/11 at 100         AA+      1,176,936
                 (Facilities Program), 2001 Series I, 5.000%, 10/15/24

        2,000   State of Michigan, State Trunk Line Fund Bonds, Series 2001A,               11/11 at 100         AAA      1,949,640
                 5.000%, 11/01/25

        1,450   Muskegon County, Michigan, Wastewater Management                             7/11 at 100         AAA      1,411,068
                 System No. 2 Revenue Bonds (General Obligation - Limited
                 Tax), Series 2002, 5.000%, 7/01/26

        1,000   Puerto Rico Public Finance Corporation, Commonwealth                        No Opt. Call          A-      1,107,890
                 Appropriation Bonds, 2002 Series E, 6.000%, 8/01/26

        1,750   Charter County of Wayne, Michigan, Airport Hotel Revenue Bonds              12/11 at 101         AAA      1,681,470
                 (General Obligation - Limited Tax) (Detroit Metropolitan
                 Airport), Series 2001A, 5.000%, 12/01/30
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.7%

        1,750   Charter County of Wayne, Michigan, Airport Revenue Bonds                    12/08 at 101         AAA      1,655,063
                 (Detroit Metropolitan Airport), Series 1998A, 5.000%,
                 12/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 1.2%

          500   Puerto Rico Infrastructure Financing Authority, Special Obligation          10/10 at 101         AAA        519,135
                 Bonds, 2000 Series A, 5.500%, 10/01/40
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 7.7%

        1,235   Michigan Public Power Agency, Project Revenue Bonds                          1/12 at 100         AAA      1,236,359
                 (Combustion Turbine No. 1), 2001 Series A, 5.250%, 1/01/24

        2,215   Michigan Strategic Fund, Limited Obligation Refunding Revenue                9/11 at 100          A-      2,191,364
                 Bonds (The Detroit Edison Company Pollution Control Project),
                 Collateralized Series 1999C (Fixed Rate Conversion), 5.650%,
                 9/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.8%

        1,000   City of Detroit, Michigan, Sewage System Disposal Revenue                   No Opt. Call         AAA      1,068,680
                 Bonds, Second Lien Series 2001B, 5.500%, 7/01/29

                City of Detroit, Michigan, Senior Lien Water Supply System
                Revenue Bonds, 2001 Series A:
        1,000    5.000%, 7/01/30                                                             7/11 at 100         AAA        966,840
        1,000    5.250%, 7/01/33                                                             7/11 at 100         AAA        999,190
------------------------------------------------------------------------------------------------------------------------------------
$      44,655   Total Investments (cost $44,452,489) - 98.9%                                                             44,273,187
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                        513,448
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 44,786,635
                ====================================================================================================================

                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                                 See accompanying notes to financial statements.






                    Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)

                            Portfolio of
                    Investments January 31, 2002 (Unaudited)




   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CAPITAL GOODS - 1.0%
$       2,210   Ohio Water Development Authority, Revenue Bonds (USA Waste                   3/02 at 102         N/R  $   2,258,487
                 Services), Series 1992, 7.750%, 9/01/07 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.4%

        3,065   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                   7/10 at 100         Aa3      3,179,202
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.4%

          825   Bowling Green State University, Ohio, General Receipts Bonds,                6/02 at 101           A        846,623
                 Series 1991, 6.700%, 6/01/07

        3,665   State of Ohio, Education Loan Revenue Bonds (Supplemental                    6/07 at 102         AAA      3,770,186
                 Student Loan Program), Series 1997A1, 5.850%, 12/01/19
                 (Alternative Minimum Tax)

        1,000   Ohio Higher Educational Facility Commission, Higher Educational             12/04 at 102         AAA      1,067,950
                 Facility Revenue Bonds (University of Dayton - 1994 Project),
                 5.800%, 12/01/14

        2,400   Ohio Higher Educational Facility Commission, Higher                         12/03 at 102         AAA      2,638,200
                 Educational Facility Mortgage Revenue Bonds (University
                 of Dayton - 1992 Project), 6.600%, 12/01/17

        1,200   Ohio Higher Educational Facility Commission, Higher                          9/06 at 101         N/R      1,236,732
                 Educational Facility Revenue Bonds (University of Findlay -
                 1996 Project), 6.125%, 9/01/16

        1,200   Ohio State University, General Receipts Bonds, Series 2002,                 12/12 at 100          AA      1,185,456
                 5.125%, 12/01/31

        1,575   The Ohio State University, General Receipts Bonds, Series 1992-A1,          12/02 at 102          AA      1,659,011
                 5.875%, 12/01/12
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 8.4%

        2,675   Clermont County, Ohio, Hospital Facilities Revenue Refunding                 1/03 at 102         AAA      2,754,153
                 Bonds (Mercy Health System), Series 1993A, 5.875%, 1/01/15

        1,000   Cuyahoga County, Ohio, Hospital Improvement and Refunding                    2/07 at 102         AAA      1,041,790
                 Revenue Bonds (MetroHealth System Project), Series 1997,
                 5.625%, 2/15/17

        1,170   Cuyahoga County, Ohio, Hospital Facilities Revenue Bonds                     2/03 at 102         Aa3      1,209,207
                 (Health Cleveland, Inc. - Fairview General Hospital Project),
                 Series 1993, 6.300%, 8/15/15

                Franklin County, Ohio, Hospital Refunding and Improvement
                Revenue Bonds (The Children's Hospital Project), 1996 Series A:
        1,000    5.750%, 11/01/20                                                           11/06 at 101         Aa2      1,025,690
        1,500    5.875%, 11/01/25                                                           11/06 at 101         Aa2      1,542,495

        1,500   Franklin County, Ohio, Hospital Revenue Refunding and                       11/02 at 102         Aa2      1,581,450
                 Improvement Bonds (The Children's Hospital Project),
                 1992 Series A, 6.600%, 5/01/13

        2,500   Marion County, Ohio, Hospital Refunding and Improvement                      5/06 at 102        BBB+      2,580,025
                 Revenue Bonds (The Community Hospital), Series 1996,
                 6.375%, 5/15/11

        1,500   Montgomery County, Ohio, Hospital Facilities Revenue                         4/06 at 102         AAA      1,560,810
                 Refunding and Improvement Bonds (Kettering Medical Center),
                 Series 1996, 5.625%, 4/01/16

        2,500   Richland County, Ohio, Hospital Facilities Improvement Revenue              11/10 at 101          A-      2,586,450
                 Bonds (MedCentral Health System Obligated Group),
                 Series 2000B, 6.375%, 11/15/30

        1,500   City of Steubenville, Ohio, Hospital Facilities Revenue                     10/10 at 100          A3      1,567,815
                 Refunding and Improvement Bonds (Trinity Health System),
                 Series 2000, 6.375%, 10/01/20

        1,705   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds                  10/11 at 101          AA      1,767,233
                 (Union Hospital Project), Series 2001, 5.750%, 10/01/21





34






   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 11.2%
$       1,385   Clermont County, Ohio, Mortgage Revenue Bonds (GNMA                          8/03 at 103         Aaa  $   1,399,764
                 Collateralized - S.E.M. Villa II Project), Series 1994-A,
                 5.950%, 2/20/30

        1,435   Cuyahoga County, Ohio, Multifamily Housing Revenue Bonds                     6/08 at 105         Aaa      1,502,904
                 (Water Street Associates Project), Series 1997, 6.150%,
                 12/20/26 (Alternative Minimum Tax)

                Cuyahoga County, Ohio, Multifamily Housing Mortgage Revenue
                Bonds (GNMA Collateralized - Longwood Phase One Associates L.P.
                Project), 2001 Series A:
        2,475    5.350%, 1/20/21                                                             7/11 at 102         Aaa      2,463,269
        2,250    5.450%, 1/20/31                                                             7/11 at 102         Aaa      2,230,515

          985   Franklin County, Ohio, Multifamily Housing Mortgage Revenue                  1/05 at 103          Aa        963,941
                 Bonds (FHA-Insured Mortgage Loan - Hamilton Creek
                 Apartments Project), Series 1994A, 5.550%, 7/01/24
                 (Alternative Minimum Tax)

        5,200   Hamilton County, Ohio, Multifamily Housing Revenue Bonds                     1/07 at 102         AAA      5,215,288
                 (Huntington Meadows Project), Series 1997, 5.700%, 1/01/27
                 (Alternative Minimum Tax)

        4,060   Lucas Northgate Housing Development Corporation, Ohio,                       1/04 at 102         Aaa      4,140,429
                 Mortgage Revenue Refunding Bonds (FHA- Insured Mortgage
                 Loan - Northgate Apartments Section 8 Assisted Project),
                 Series 1999A, 6.000%, 7/01/24

        3,265   Ohio Housing Finance Agency, Multifamily Housing Revenue                    12/09 at 100         AAA      3,385,283
                 Bonds (Timber Lake Apartments Project), Series 1999C,
                 6.150%, 12/01/24 (Alternative Minimum Tax)

        4,315   Ohio Capital Corporation for Housing, Mortgage Revenue                       2/09 at 102         Aa2      4,474,310
                 Refunding Bonds (FHA-Insured Mortgage Loans - Section 8
                 Assisted Projects), Series 1999G, 5.950%, 2/01/24
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 7.5%

        2,970   Ohio Housing Finance Agency, Residential Mortgage Revenue                    9/09 at 100         Aaa      3,128,776
                 Bonds (Mortgage-Backed Securities Program), 2000 Series A1,
                 6.350%, 9/01/31 (Alternative Minimum Tax)

        2,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                    8/10 at 100         Aaa      2,080,080
                 Bonds (Mortgage-Backed Securities Program), 2000 Series F,
                 5.625%, 9/01/16

        3,075   Ohio Housing Finance Agency, Residential Mortgage Revenue                    9/07 at 102         Aaa      3,131,519
                 Bonds (Mortgage-Backed Securities Program), 1996 Series B-3,
                 5.750%, 9/01/28 (Alternative Minimum Tax)

        4,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                    9/08 at 102         Aaa      3,999,800
                 Bonds (Mortgage-Backed Securities Program), 1997 Series B,
                 5.400%, 9/01/29 (Alternative Minimum Tax)

        5,000   Ohio Housing Finance Agency, Residential Mortgage Revenue                3/08 at 101 1/2         AAA      4,999,750
                 Bonds, 1998 Series A1, 5.300%, 9/01/19 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.0%

        1,365   Franklin County, Ohio, Healthcare Facilities Revenue Bonds                   7/03 at 102         N/R      1,262,748
                 (Ohio Presbyterian Retirement Services), Series 1993,
                 6.500%, 7/01/23

        1,000   Marion County, Ohio, Healthcare Facilities Refunding and                    11/03 at 102        BBB-        972,110
                 Improvement Revenue Bonds (United Church Homes, Inc.
                 Project), Series 1993, 6.300%, 11/15/15
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 23.4%

        1,000   Ansonia Local School District, Darke County, Ohio, General                  12/10 at 102         Aaa      1,036,700
                 Obligation Bonds, Series 2000,  5.500%, 12/01/22

                Berea City School District, Ohio, School Improvement Bonds
                (General Obligation - Unlimited Tax), Series 1993:
          650    7.500%, 12/15/06                                                           12/03 at 102         AAA        726,830
          680    7.450%, 12/15/07                                                           12/03 at 102         AAA        759,757

        1,750   Brecksville-Broadview Heights City School District, Ohio,                   12/06 at 102         AAA      1,983,573
                 School Improvement Bonds (General Obligation - Unlimited
                 Tax), Series 1996, 6.500%, 12/01/16

        1,000   Cincinnati City School District, Hamilton County, Ohio, School              12/11 at 100         AAA      1,057,030
                 Improvement Bonds (General Obligation - Limited Tax),
                 Series 2001, 5.375%, 12/01/15

        1,000   City of Dublin, Ohio, Unlimited Tax Various Purpose Improvement             12/10 at 100         Aa1        994,500
                 Bonds, Series 2000A,  5.000%, 12/01/20

        1,300   Franklin County, Ohio, Refunding Bonds (General Obligation -                12/08 at 102         AAA      1,339,520
                 Limited Tax), Series 1993, 5.375%, 12/01/20





35





              Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)

              Portfolio of Investments January 31, 2002 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TAX OBLIGATION/GENERAL (continued)
$       2,000   Garfield Heights City School District, Cuyahoga County, Ohio,               12/11 at 100         Aaa  $   1,956,700
                 General Obligation School Improvement Bonds, Series 2001,
                 5.000%, 12/15/26

        1,505   Greater Cleveland Regional Transit Authority, Ohio, General                 12/06 at 101         Aaa      1,677,593
                 Obligation Capital Improvement Bonds, Series 1996,
                 5.650%, 12/01/16

        1,000   Hilliard City School District, Ohio, General Obligation School              12/10 at 101         AAA      1,061,220
                 Improvement Bonds, Series 2000, 5.750%, 12/01/24

        2,000   Lakota Local School District, Butler County, Ohio, School                    6/11 at 100         Aaa      1,988,740
                 Improvement and Refunding Bonds (General Obligation -
                 Unlimited Tax), Series 2001, 5.125%, 12/01/26

        1,000   Logan Hocking Local School District, Counties of Hocking, Perry             12/11 at 100         Aaa        973,690
                 and Vinton, Ohio, Construction and Improvement Bonds,
                 Series 2001, 5.000%, 12/01/29

        1,750   London City School District, Ohio, General Obligation School                12/11 at 100         Aaa      1,703,958
                 Facilities Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/29

        2,500   Louisville City School District, Ohio, General Obligation Bonds,            12/11 at 100         Aaa      2,435,675
                 Series 2001, 5.000%, 12/01/29

        2,335   Milford Exempted Village School District, Ohio, General                     12/11 at 100         Aaa      2,310,529
                 Obligation Bonds, Series 2001, 5.125%, 12/01/30

        1,260   Morgan Local School District, Counties of Morgan, Muskingum                 12/10 at 101         AA-      1,339,153
                 and Washington, Ohio, School Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 2000, 5.750%, 12/01/22

                North Canton City School District, Ohio, School Improvement
                Bonds (General Obligation - Unlimited Tax), Series 1994:
          650    9.750%, 12/01/03                                                           No Opt. Call         AAA        738,719
          715    9.700%, 12/01/04                                                           No Opt. Call         AAA        853,145

        2,720   Pickerington Local School District, Counties of Fairfield and               12/11 at 100         AAA      2,651,565
                 Franklin, Ohio, General Obligation School Facilities Construction
                 and Improvement Bonds, Series 2001, 5.000%, 12/01/28

        1,500   Plain Local School District, Counties of Franklin and Licking, Ohio,        12/10 at 100         Aaa      1,628,805
                 Various Purpose Bonds, Series 2000, 6.000%, 12/01/20

        1,100   Plain Local School District, Counties of Franklin and Licking,               6/12 at 100         Aaa      1,162,535
                 Ohio, Various Purpose Bonds (General Obligation - Unlimited
                 Tax), Series 2002, 5.500%, 12/01/17 (WI, settling 2/07/02)

        1,445   Portage County, Ohio, General Obligation Bonds, Series 2001,                12/11 at 100         AAA      1,410,696
                 5.000%, 12/01/27

        2,000   Commonwealth of Puerto Rico, General Obligation Public                   7/06 at 101 1/2           A      2,009,260
                 Improvement Bonds, Series 1996, 5.400%, 7/01/25

        1,300   Commonwealth of Puerto Rico, General Obligation Public                   7/07 at 101 1/2           A      1,470,664
                 Improvement Refunding Bonds, Series 1997, 5.750%, 7/01/17

        1,000   Revere Local School District, Ohio, School Improvement Bonds                12/03 at 102         AAA      1,072,020
                 (General Obligation - Unlimited Tax), Series 1993,
                 6.000%, 12/01/16

        2,870   City of Strongsville, Ohio, Various Purpose Improvement Bonds               12/06 at 102         Aa2      3,054,369
                 (General Obligation - Limited Tax), Series 1996, 5.950%,
                 12/01/21

        2,000   City of Strongsville, Ohio, General Obligation Bonds,                       12/11 at 100         Aaa      1,981,240
                 Series 2001, 5.000%, 12/01/21

        1,135   City of Toledo, Ohio, Various Purpose Improvement Bonds                     No Opt. Call         AAA      1,235,709
                 (General Obligation - Limited Tax), Series 1994, 7.000%,
                 12/01/03

        1,000   Upper Arlington City School District, Ohio, General Obligation              12/06 at 101         AAA      1,008,170
                 Improvement Bonds, Series 1996, 5.250%, 12/01/22

        2,000   Board of Education, Wayne Local School District, Warren                     12/06 at 101         AAA      2,126,280
                 County, Ohio, School Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1996, 6.100%, 12/01/24

        3,000   Board of Education, West Clermont Local School District,                    12/05 at 100         AAA      3,225,780
                 Clermont County, Ohio, School Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1995, 6.000%, 12/01/18

        2,000   Westerville City School District, Counties of Franklin and                   6/11 at 100         AAA      1,953,360
                 Delaware, Ohio, General Obligation Various Purpose Bonds,
                 Series 2001, 5.000%, 12/01/27

        1,000   City of Westlake, Ohio, General Obligation Various Purpose                  12/08 at 101         Aaa      1,055,500
                 Improvement and Refunding Bonds, Series 1997, 5.550%,
                 12/01/17

        1,820   Worthington City School District, Franklin County, Ohio, Refunding           6/02 at 102         AAA      1,885,101
                 Bonds (General Obligation - Unlimited Tax), 6.375%, 12/01/12





36











   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 4.3%
$       1,250   City of Columbus, Ohio, Tax Increment Financing Bonds (Easton                6/09 at 101         AAA  $   1,196,788
                 Project), Series 1999, 4.875%, 12/01/24

        7,000   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series B,               No Opt. Call         Aaa      1,615,810
                 0.000%, 12/01/28

                New Albany Community Authority, Ohio, Community Facilities
                Revenue Bonds, Refunding Series 2001B:
        1,000    5.500%, 10/01/15                                                            4/12 at 100         AAA      1,070,270
        1,000    5.500%, 10/01/17                                                            4/12 at 100         AAA      1,054,490

        1,000   Ohio Building Authority, State Facilities Bonds (Juvenile                   10/02 at 102          AA      1,049,140
                 Correctional Building Fund Projects), 1992 Series B, 6.000%,
                 10/01/12

        3,000   Ohio Building Authority, State Facilities Bonds (Adult Correctional         10/03 at 102          AA      3,257,460
                 Building Fund Projects), 1993 Series A, 6.125%, 10/01/12

          745   Department of Transportation, Ohio, Certificates of Participation            4/02 at 101          AA        750,029
                 (Rickenbacker Port Authority Improvements), 6.125%, 4/15/15
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TECHNOLOGY - 0.2%

          500   Franklin County, Ohio, Revenue Bonds (Online Computer Library                4/03 at 100         N/R        504,365
                 Center, Inc. Project), Series 1993, 6.000%, 4/15/13
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.1%

        3,000   City of Cleveland, Ohio, Airport System Revenue Bonds,                       1/10 at 101         AAA      2,908,440
                 Series 2000A, 5.000%, 1/01/31

        3,430   City of Cleveland, Ohio, Parking Facilities Refunding Revenue                9/06 at 102         AAA      3,508,959
                 Bonds, Series 1996, 5.500%, 9/15/22

                Columbus Municipal Airport Authority, Ohio, Airport Improvement
                Revenue Bonds (Port Columbus International Airport Project),
                Series 1994A:
          830    5.950%, 1/01/08 (Alternative Minimum Tax)                                   1/04 at 102         AAA        871,193
        1,000    6.000%, 1/01/14 (Alternative Minimum Tax)                                   1/04 at 102         AAA      1,048,120

        1,500   City of Dayton, Ohio, Special Facilities Revenue Refunding Bonds             2/08 at 102         BB+      1,128,705
                 (Emery Air Freight Corporation and Emery Worldwide Airlines,
                 Inc. - Guarantors), Series 1998A, 5.625%, 2/01/18
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 12.6%

        2,000   City of Cleveland, Ohio, Public Power System First Mortgage                 11/04 at 102         AAA      2,279,680
                 Revenue Bonds, Series 1994A, 7.000%, 11/15/24 (Pre-refunded to 11/15/04)

        3,960   City of Cleveland, Ohio, Waterworks Improvement and Refunding                1/06 at 102         AAA      4,394,887
                 Revenue Bonds, First Mortgage Series 1996-H, 5.750%,
                 1/01/26 (Pre-refunded to 1/01/06)

        1,950   Columbus City School District, Franklin County, Ohio, School                12/02 at 102         AAA      2,070,393
                 Building Renovation and Improvement Bonds (General
                 Obligation - Unlimited Tax), Series 1992, 6.650%, 12/01/12
                 (Pre-refunded to 12/01/02)

        1,000   Dublin City School District, Counties of Franklin, Delaware and             12/02 at 102         AAA      1,058,030
                 Union, Ohio, Various Purpose School Building Construction
                 and Improvement Bonds (General Obligation - Unlimited Tax),
                 6.200%, 12/01/19 (Pre-refunded to 12/01/02)

        2,480   Franklin County, Ohio, First Mortgage Revenue Bonds (Online                  6/02 at 103         AAA      2,823,852
                 Computer Library Center, Inc. Project), Series 1979,
                 7.500%, 6/01/09

        3,250   City of Garfield Heights, Ohio, Hospital Improvement and                    11/02 at 102      Aa3***      3,442,270
                 Refunding Revenue Bonds (Marymount Hospital Project),
                 Series 1992B, 6.650%, 11/15/11 (Pre-refunded to 11/15/02)

        3,000   Kent State University, Ohio, General Receipts Bonds, Series 1992,            5/02 at 102         AAA      3,097,470
                  6.500%, 5/01/22 (Pre-refunded to 5/01/02)

        2,100   Lakota Local School District, Butler County, Ohio, School                   12/05 at 100         AAA      2,348,934
                 Improvement Bonds (General Obligation - Unlimited Tax),
                 Series 1994, 6.250%, 12/01/14 (Pre-refunded to 12/01/05)

        1,000   City of Newark, Ohio, Water System Improvement Bonds (General               12/03 at 102         AAA      1,088,520
                 Obligation - Limited Tax), 6.000%, 12/01/18 (Pre-refunded
                 to 12/01/03)

        1,000   Ohio Water Development Authority, Water Development                          6/05 at 102         AAA      1,112,620
                 Revenue Bonds, 1995 Fresh Water Series, 5.900%,
                 12/01/21 (Pre-refunded to 6/01/05)

        2,500   Commonwealth of Puerto Rico, General Obligation Public                   7/02 at 101 1/2         AAA      2,591,000
                 Improvement Bonds, Series 1992, 6.600%, 7/01/13
                 (Pre-refunded to 7/01/02)





37



              Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)

              Portfolio of Investments January 31, 2002 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (continued)
$       1,400   Reynoldsburg City School District, Ohio, General Obligation                 12/02 at 102         AAA  $   1,485,274
                 School Building Construction and Improvement Bonds, 6.550%,
                 12/01/17 (Pre-refunded to 12/01/02)

        1,000   Sylvania City School District, Ohio, General Obligation -                   12/05 at 101         AAA      1,111,280
                 Unlimited Tax Bonds, Series 1995, 5.800%, 12/01/15
                 (Pre-refunded to 12/01/05)
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.6%

        1,250   City of Hamilton, Ohio, Electric System Mortgage Revenue Bonds,             10/02 at 102         AAA      1,306,113
                 1992 Series B, 6.300%, 10/15/25

                Ohio Air Quality Development Authority, Air Quality Development
                Revenue Refunding Bonds (JMG Funding Limited Partnership
                Project), Series 1994:
        2,000    6.375%, 1/01/29 (Alternative Minimum Tax)                                  10/04 at 102         AAA      2,187,340
        4,000    6.375%, 4/01/29 (Alternative Minimum Tax)                                  10/04 at 102         AAA      4,374,680

        3,000   Ohio Air Quality Development Authority, Air Quality Development              4/07 at 102         AAA      3,068,760
                 Revenue Bonds (JMG Funding Limited Partnership Project),
                 Series 1997, 5.625%, 1/01/23 (Alternative Minimum Tax)

        2,000   Ohio Water Development Authority, Solid Waste Disposal                       9/08 at 102         N/R      1,831,920
                 Revenue Bonds (Bay Shore Power Project), Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.0%

                City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2001:
        1,000    5.500%, 12/01/17                                                            6/11 at 100         AA+      1,052,480
        6,010    5.000%, 12/01/18                                                            6/11 at 100         AA+      6,025,145
        3,000    5.000%, 12/01/19                                                            6/11 at 100         AA+      2,994,540
        1,000    5.000%, 12/01/20                                                            6/11 at 100         AA+        994,500

        1,000   City of Cleveland, Ohio, Waterworks Improvement First Mortgage              No Opt. Call         AAA      1,071,470
                 Refunding Revenue Bonds, Series G, Series 1993, 5.500%,
                 1/01/21

        1,000   City of Cleveland, Ohio, Waterworks Improvement and Refunding                1/08 at 101         AAA        973,740
                 Revenue Bonds, 1998 Series I, 5.000%, 1/01/28

           40   City of Cleveland, Ohio, Waterworks Improvement and Refunding                1/06 at 102         AAA         41,570
                 Revenue Bonds, First Mortgage Series 1996-H, 5.750%, 1/01/26

        2,500   City of Columbus, Ohio, Sewerage System Revenue Refunding                    6/02 at 102         Aa2      2,587,975
                 Bonds, Series 1992, 6.250%, 6/01/08

        2,110   Hamilton County, Ohio, Sewer System Improvement Revenue                      6/10 at 101         AAA      2,232,359
                 Bonds (Metropolitan Sewer District of Greater Cincinnati),
                 Series 2000A, 5.750%, 12/01/25

        1,000   Montgomery County, Ohio, Water Revenue Bonds (Greater                       11/02 at 102         AAA      1,052,110
                 Moraine Beavercreek Sewer District), Series 1992,
                 6.250%, 11/15/17

        2,000   Northeast Ohio Regional Sewer District, Wastewater Improvement              11/05 at 101         AAA      2,114,740
                 Revenue Refunding Bonds, Series 1995, 5.600%, 11/15/16

        3,000   Ohio Water Development Authority, Water Development Revenue                 12/11 at 100         AAA      2,937,210
                 Bonds, Fresh Water Series 2001A, 5.000%, 12/01/25

        1,250   City of Oxford, Ohio, Water Supply System Mortgage Revenue                  12/02 at 102         AAA      1,310,970
                 Refunding Bonds, Series 1992, 6.000%, 12/01/14

        2,000   Southwest Regional Water District, Ohio, Waterworks System                  12/05 at 101         AAA      2,167,780
                 Revenue Bonds, Series 1995, 6.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
$     223,510   Total Investments (cost $216,663,468) - 98.1%                                                           225,470,918
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      4,478,322
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $229,949,240
                ====================================================================================================================

                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **     Ratings: Using the higher of Standard & Poor's or
                             Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.
                     (WI)   Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.




                    Nuveen Ohio Dividend Advantage Municipal Fund (NXI)

                            Portfolio of
                    Investments January 31, 2002 (Unaudited)




   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 9.1%
$       1,000   State of Ohio, Higher Educational Facilities Revenue Bonds                  12/10 at 101         AAA  $   1,032,510
                 (University of Dayton - 2000 Project), 5.500%, 12/01/25

        2,000   Ohio Higher Educational Facility Commission, Higher                         11/11 at 101          AA      1,991,280
                 Educational Facility Revenue Bonds (Denison University -
                 2001 Project), 5.200%, 11/01/26

        3,150   The Student Loan Funding Corporation, City of Cincinnati, Ohio,              7/02 at 100         N/R      3,171,515
                 Student Loan Subordinated Revenue  Refunding Bonds,
                 Series 1992D, 6.600%, 7/01/05 (Alternative Minimum Tax)

        2,000   University of Cincinnati, Ohio, General Receipts Bonds,                      6/11 at 101         AAA      2,164,240
                 Series 2001A, 5.750%, 6/01/17
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 15.0%

        1,300   Akron, Bath and Copley Joint Township Hospital District, Ohio,              11/03 at 102        Baa1      1,286,896
                 Hospital Facilities Revenue Bonds (Summa Health System
                 Project), Series 1993A, 5.500%, 11/15/13

        1,950   Lucas County, Ohio, Hospital Revenue Bonds (ProMedica                       11/09 at 101         AAA      1,975,019
                 Healthcare Obligated Group), Series 1999, 5.375%, 11/15/29

                Miami County, Ohio, Hospital Facilities Revenue Refunding and
                Improvement Bonds (Upper Valley Medical Center), Series 1996A:
        2,405    6.250%, 5/15/16                                                             5/06 at 102        BBB+      2,430,950
        2,500    6.375%, 5/15/26                                                             5/06 at 102        BBB+      2,510,600

                City of Parma, Ohio, Hospital Improvement and Refunding Revenue
                Bonds (The Parma Community Hospital Association), Series 1998:
        2,250    5.250%, 11/01/13                                                           11/08 at 101          A-      2,237,153
        2,000    5.375%, 11/01/29                                                           11/08 at 101          A-      1,859,860

        1,500   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds                  10/03 at 102        Baa1      1,534,830
                 (Union Hospital Project), Series 1993A, 6.500%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.1%

        1,790   Lucas Northgate Housing Development Corporation, Ohio,                       1/04 at 102         Aaa      1,827,017
                 Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
                 Loan - Northgate Apartments - Section 8 Assisted Project),
                 Series 1999A, 5.950%, 7/01/19

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage (Asbury                    4/11 at 102         Aa2      2,894,347
                 Woods Project), Series 2001A, 5.450%, 4/01/26
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.4%

        2,460   Ohio Housing Finance Agency, Residential Mortgage Revenue                    8/10 at 100         Aaa      2,550,208
                 Bonds (Mortgage-Backed Securities Program), 2000 Series C,
                 6.050%, 3/01/32 (Alternative Minimum Tax)

        2,865   Ohio Housing Finance Agency, Residential Mortgage Revenue                    8/10 at 100         Aaa      3,015,986
                 Bonds (Mortgage-Backed Securities Program), 2000 Series D,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

        2,065   Ohio Housing Finance Agency, Residential Mortgage Revenue                    8/10 at 100         Aaa      2,147,683
                 Bonds (Mortgage Backed Securities Program), 2000 Series F,
                 5.625%, 9/01/16
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.2%

        1,000   Franklin County, Ohio, Healthcare Facilities Revenue Bonds                   7/11 at 101         N/R        993,360
                 (Ohio Presbyterian Retirement Services), Series 2001A,
                 7.125%, 7/01/29

        1,970   Hamilton County, Ohio, Healthcare Facilities Improvement                    10/08 at 102          A       1,990,567
                 Revenue Bonds (Twin Towers), Series 1999A, 5.750%, 10/01/19





39







              Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (continued)

              Portfolio of Investments January 31, 2002 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.5%
$       2,440   Bay Village City School District, Ohio, School Improvement Bonds            12/10 at 100         Aa2  $   2,385,002
                 (General Obligation - Unlimited Tax), Series 2001, 5.000%,
                 12/01/25

        1,000   City of Centerville, Ohio, Capital Facilities Improvement Bonds             12/11 at 100         Aa3        994,370
                 (General Obligation - Limited Tax), Series 2001, 5.125%,
                 12/01/26

        2,000   Hamilton Local School District, Franklin County, Ohio, School               12/11 at 100         AAA      1,949,680
                 Facilities Construction and Improvement Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 12/01/28

                Jackson City School District, Jackson County, Ohio, School
                Improvement Bonds (General Obligation - Unlimited Tax), Series
                2001:
          880    5.500%, 12/01/22                                                            6/11 at 100         Aaa        914,091
          935    5.500%, 12/01/23                                                            6/11 at 100         Aaa        968,398

        2,000   Lakota Local School District, Butler County, Ohio, School                    6/11 at 100         Aaa      1,988,740
                 Improvement and Refunding Bonds (General Obligation -
                 Unlimited Tax), Series 2001, 5.125%, 12/01/26

        1,000   Nordonia Hills City School District, Ohio, School Improvement               12/10 at 101         AAA      1,028,780
                 Bonds, Series 2000, 5.450%, 12/01/25

        1,850   Swanton Local School District, Fulton County, Ohio, General                 12/11 at 101         AAA      1,865,836
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25

        1,275   Sycamore Community School District, Hamilton County, Ohio,                  12/09 at 101         AAA      1,255,263
                 School Improvement Bonds (General Obligation - Unlimited
                 Tax), Series 1999, 5.000%, 12/01/23

        2,000   Tipp City Exempted Village School District, Ohio, School Facilities          6/11 at 100         Aaa      1,963,800
                 Construction and Improvement Bonds, Series 2001, 5.000%,
                 12/01/24

        1,485   West Chester Township, Butler County, Ohio, Various Purpose                 11/11 at 101         Aaa      1,572,021
                 Refunding Bonds (General Obligation - Limited Tax),
                 eries 2001, 5.500%, 12/01/17

        1,000   West Holmes Local School District, Ohio, School Improvement                  6/07 at 101         AAA      1,017,490
                 Bonds, Series 1997, 5.375%, 12/01/23

        2,500   Westerville City School District, Counties of Franklin and                   6/11 at 100         AAA      2,441,700
                 Delaware, Ohio, General Obligation Various Purpose Bonds,
                 Series 2001, 5.000%, 12/01/27

        2,965   City of Worthington, Franklin County, Ohio, Various Purpose                 12/11 at 100         AA+      3,042,209
                 Bonds (General Obligation - Unlimited Tax), Series 2001,
                 5.375%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 8.7%

        2,000   State of Ohio, Higher Education Capital Facilities Bonds,                    2/11 at 100         AA+      2,000,720
                 Series II-2001A, 5.000%, 2/01/20

        4,000   Puerto Rico Municipal Finance Agency, 1999 Series A Bonds,                   8/09 at 101         AAA      4,457,000
                 6.000%, 8/01/16

        1,400   Virgin Islands Public Finance Authority, Revenue Bonds (Gross               10/10 at 101        BBB-      1,503,264
                 Receipts Tax Loan Note), Series 1999A, 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 6.5%

          700   City of Cleveland, Ohio, Airport Special Revenue Bonds                       9/08 at 101         BB-        454,454
                 (Continental Airlines, Inc. Project), Series 1998, 5.375%,
                 9/15/27 (Alternative Minimum Tax)

        2,000   City of Cleveland, Ohio, Airport Special Revenue Bonds                      12/09 at 101         BB-      1,438,400
                 (Continental Airlines, Inc. Refunding), Series 1999, 5.700%,
                 12/01/19 (Alternative Minimum Tax)

        1,000   City of Cleveland, Ohio, Airport System Revenue Bonds,                       1/10 at 101         AAA        969,480
                 Series 2000A, 5.000%, 1/01/31

        2,000   State of Ohio, Turnpike Revenue Bonds (Issued by the Ohio                    2/11 at 100          AA      2,056,580
                 Turnpike Commission), Series 2001, 5.500%, 2/15/26

        1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding                 No Opt. Call        Baa2      1,068,640
                 Bonds (CSX Transportation, Inc. Project), Series 1992,
                 6.450%, 12/15/21
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 14.2%

                City of Lebanon, Ohio, Electric System Mortgage Revenue
                Bonds, Series 2001:
          565    5.500%, 12/01/17                                                           12/10 at 101         AAA        595,900
          910    5.500%, 12/01/18                                                           12/10 at 101         AAA        956,128

        2,000   Ohio Air Quality Development Authority, Revenue Bonds                        6/03 at 102          A3      2,037,020
                 (Columbus Southern Power Company Project), 1985 Series A,
                 6.250%, 12/01/20





40




   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)
$       2,000   Ohio Air Quality Development Authority, Air Quality Development              9/05 at 102          A3   $  2,035,780
                 Revenue Refunding Bonds (The Dayton Power and Light
                 Company Project), Series 1995, 6.100%, 9/01/30

        2,000   Ohio Air Quality Development Authority, Air Quality                          5/09 at 101         AAA      1,984,240
                 Development Revenue Refunding Bonds (Ohio Power
                 Company Project), Series C, 5.150%, 5/01/26

        1,500   Ohio Air Quality Development Authority, Pollution Control                   12/04 at 100        Baa2      1,560,540
                 Revenue Refunding Bonds (Ohio Edison Company Project),
                 Series 1999-C, 5.800%, 6/01/16 (Optional put 12/01/04)

        3,000   Ohio Water Development Authority, Pollution Control Revenue                 No Opt. Call        BBB-      2,991,780
                 Refunding Bonds (Ohio Edison Company Project),
                 Series 1999-A, 4.300%, 6/01/33 (Mandatory put 6/01/03)

        1,000   Ohio Water Development Authority, Solid Waste Disposal                       9/08 at 102         N/R        915,960
                 Revenue Bonds (Bay Shore Power Project), Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.5%

        1,700   City of Cincinnati, Ohio, Water System Revenue Bonds,                        6/11 at 100         AA+      1,707,393
                 Series 2001, 5.125%, 12/01/21

        1,500   Ohio Water Development Authority, Water Development Revenue                 12/11 at 100         AAA      1,485,930
                 Bonds, Fresh Water Series 2001A, 5.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      90,695   Total Investments (cost $90,256,072) - 99.2%                                                             91,220,610
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.8%                                                                        758,334
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 91,978,944
                ====================================================================================================================

                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.






                    Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)

                            Portfolio of
                    Investments January 31, 2002 (Unaudited)






   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.3%
$       3,000   State of Ohio, Sewage and Solid Waste Disposal Facilities                   11/11 at 100          A+   $  2,945,520
                 Revenue Bonds (Anheuser-Busch Project), Series 2001,
                 5.500%, 11/01/35
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.6%

        2,050   Ohio Higher Educational Facilities Commission, Higher                       12/11 at 100          A3       2,150,635
                 Education Facility Revenue Bonds (Wittenberg Universit
                 Project), Series 2001, 5.500%, 12/01/15

        1,000   University of Cincinnati, Ohio, General Receipts Bonds,                      6/11 at 101         AAA        972,200
                 Series 2001A, 5.000%, 6/01/31
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 20.0%

        1,850   Lorain County, Ohio, Hospital Revenue Refunding and                         10/11 at 101         AA-      1,853,497
                 Improvement Bonds (Catholic Healthcare Partners),
                 Series 2001A, 5.400%, 10/01/21

        2,000   Montgomery County, Ohio, Revenue Bonds (Catholic Health                      9/11 at 100         AA-      1,959,740
                 Initiatives), Series 2001, 5.250%, 9/01/24

        2,000   City of Parma, Ohio, Hospital Improvement and Refunding                     11/08 at 101          A-      1,859,860
                 Revenue Bonds (The Parma Community Hospital Association),
                 Series 1998, 5.375%, 11/01/29

        4,000   Richland County, Ohio, Hospital Facilities Revenue Improvement              11/10 at 101          A-      4,138,320
                 Bonds (MedCentral Health System Obligated Group),
                 Series 2000B, 6.375%, 11/15/30

        3,670   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds                  10/11 at 101          AA      3,787,844
                 (Union Hospital Project), Series 2001, 5.750%, 10/01/26
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.2%

        2,850   Ohio Housing Finance Agency, Residential Mortgage Revenue                    9/10 at 100         Aaa      2,855,643
                 Bonds (Mortgage-Backed Securities Program), Series 2001A,
                 5.500%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 3.0%

        2,000   Hamilton County, Ohio, Healthcare Facilities Improvement                    10/08 at 102           A      2,019,480
                 Revenue Bonds (Twin Towers), Series 1999A, 5.800%, 10/01/23
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.4%

        1,860   Fairfield City School District, Ohio, General Obligation Bonds,             12/11 at 100         AAA      1,914,256
                 Series 2001 Refunding,  5.375%, 12/01/19

        1,575   Garaway Local School District, Ohio, School Improvement                      6/02 at 101         AAA      1,621,872
                 Bonds (General Obligation - Unlimited Tax), Series 1990,
                 7.200%, 12/01/14

        1,000   Greater Cleveland Regional Transit Authority, Ohio, General                 12/11 at 100         Aaa      1,003,760
                 Obligation Capital Improvement Bonds, Series 2001A,
                 5.125%, 12/01/21

        2,000   Hamilton Local School District, Franklin County, Ohio, School               12/11 at 100         AAA      1,949,680
                 Facilities Construction and Improvement Bonds (General
                 Obligation - Unlimited Tax), 5.000%, 12/01/28

                Lebanon City School District, Warren County, Ohio, General
                Obligation Bonds, Series 2001:
        4,000    5.500%, 12/01/21                                                           12/11 at 100         AAA      4,152,000
        2,000    5.000%, 12/01/29                                                           12/11 at 100         AAA      1,948,540

        2,000   Louisville City School District, Ohio, General Obligation Bonds,            12/11 at 100         Aaa      1,948,540
                 Series 2001, 5.000%, 12/01/29

        3,000   Milford Exempted Village School District, Ohio, General                     12/11 at 100         Aaa      2,968,560
                 Obligation Bonds, Series 2001, 5.125%, 12/01/30

        1,000   State of Ohio, General Obligation Common School Capital                      9/11 at 100         AA+        995,610
                 Facilities Bonds (Full Faith and Credit), Series 2001B,
                 5.000%, 9/15/21

        1,960   Portage County, Ohio, General Obligation Bonds, Series 2001,                12/11 at 100         AAA      1,920,036
                 5.000%, 12/01/25

        1,500   City of Strongsville, Ohio, General Obligation Bonds,                       12/11 at 100         Aaa      1,485,930
                 Series 2001, 5.000%, 12/01/21





42










   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 10.0%
$       1,000   Deerfield Township, Ohio, Tax Increment Revenue Notes,                      12/11 at 101         Aaa  $     979,610
                 Series 2001B, 5.000%, 12/01/25

        1,700   City of Hamilton, Butler County, Ohio, Revenue Bonds (One                   11/11 at 101         Aaa      1,663,246
                 Renaissance Center Acquisition) (General Obligation -
                 Limited Tax), Series 2001A, 5.000%, 11/01/26

        1,000   City of Mason, Warren County, Ohio, Certificates of                         12/11 at 100         Aaa        972,900
                 Participation (Municipal Facilities Project), 5.000%, 12/01/26

        1,000   Puerto Rico Highway and Transportation Authority, Transportation             7/12 at 100           A      1,047,450
                 Revenue Bonds, Series E Refunding, 5.750%, 7/01/24
                 (WI, settling 2/07/02)

        1,000   Summit County Port Authority, Ohio, Revenue Bonds (Civic                    12/11 at 100         AAA      1,031,730
                 Theatre Project), Series 2001, 5.500%, 12/01/26

        1,000   Virgin Islands Public Finance Authority, Revenue Bonds (Gross               10/10 at 101        BBB-      1,073,760
                 Receipts Tax Loan Note), Series 1999A, 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.2%

        3,495   City of Cleveland, Ohio, Airport System Revenue Bonds,                       1/10 at 101         AAA      3,545,781
                 Series 2000A, 5.250%, 1/01/18
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.7%

        2,500   Ohio Air Quality Development Authority, Air Quality                          5/09 at 101         AAA      2,480,300
                 Development Revenue Refunding Bonds (Ohio Power Company
                 Project), Series C, 5.150%, 5/01/26

        1,500   Ohio Air Quality Development Authority, Pollution Control                   12/04 at 100        Baa2      1,560,540
                 Revenue Refunding Bonds (Ohio Edison Company Project),
                 Series 1999-C, 5.800%, 6/01/16 (Optional put 12/01/04)

        2,000   Ohio Water Development Authority, Solid Waste Disposal                       9/08 at 102         N/R      1,831,920
                 Revenue Bonds (Bay Shore Power Project), Convertible
                 Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.5%

        3,000   City of Cleveland, Ohio, Waterworks Improvement and                          1/08 at 101         AAA      2,948,310
                 Refunding Revenue Bonds, 1998 Series I, 5.000%, 1/01/23

        1,500   Ohio Water Development Authority, Water Development Revenue                 12/11 at 100         AAA      1,485,930
                 Bonds, Fresh Water Series 2001A, 5.000%, 12/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      67,010   Total Investments (cost $67,145,803) - 98.9%                                                             67,073,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                        778,533
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 67,851,533
                ====================================================================================================================

                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     N/R    Investment is not rated.
                    (WI)    Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.




                    Nuveen Texas Quality Income Municipal Fund (NTX)

                            Portfolio of
                    Investments January 31, 2002 (Unaudited)






   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BASIC MATERIALS - 3.8%
$       4,500   Industrial Development Corporation, Cass County, Texas,                      3/10 at 101         BBB  $   4,699,035
                 Environmental Improvement Revenue Bonds (International
                 Paper Company Project), 2000 Series A, 6.600%, 3/15/24
                 (Alternative Minimum Tax)

        3,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid                    4/06 at 102         AA-      3,182,070
                 Waste Disposal Facility Bonds (E.I. du Pont de Nemours and
                 Company Project), Series 1996, 6.400%, 4/01/26 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 0.3%

          690   The Children's Trust Fund, Puerto Rico, Tobacco Settlement                   7/10 at 100         Aa3       715,709
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.9%

        2,255   Brazos Higher Education Authority, Inc., Texas, Student Loan                 3/02 at 102         N/R      2,305,805
                 Revenue Refunding Bonds, Series 1992-A, 6.875%, 9/01/04
                 (Alternative Minimum Tax)

        1,055   Brazos Higher Education Authority, Inc., Texas, Student Loan                No Opt. Call         Aaa      1,132,564
                 Revenue Refunding Bonds, Series 1992C-1, 6.650%, 11/01/04
                 (Alternative Minimum Tax)

          205   Brazos Higher Education Authority, Inc., Texas, Student Loan                No Opt. Call         Aa2        221,232
                 Revenue Refunding Bonds, Subordinate Series 1993A-2,
                 6.800%, 12/01/04 (Alternative Minimum Tax)

        1,000   Higher Education Finance Corporation, City of Georgetown,                    2/04 at 100          A+      1,028,760
                 Texas, Higher Education Revenue Bonds (Southwestern
                 University Project), Series 1994, 6.300%, 2/15/14

        1,000   Raven Hills Higher Education Corporation, Texas, Student                     8/11 at 100         Aaa        994,120
                 Housing Revenue Bonds (Cardinal Village L.L.C. - Lamar
                 University Project), Series 2001A, 5.250%, 8/01/24

        1,445   Tyler Junior College District, Counties of Smith and Van Zanlt,              8/04 at 100         AAA      1,526,541
                 Texas, Combined Fee Improvement Revenue and Refunding
                 Bonds, Series 1994, 5.900%, 8/15/13

        2,330   Education Facilities Corporation, City of Universal, Texas,                  3/11 at 102          A-      2,314,669
                 Revenue Bonds (Wayland Baptist University Project),
                 Series 2001, 5.625%, 3/01/26

        2,000   Board of Regents of the University of Houston, Texas,                        2/05 at 100         AAA      2,125,880
                 Consolidated Revenue Bonds, Series 1995, 6.000%, 2/15/17

        5,000   Board of Regents of the University of North Texas, Financing                 4/12 at 100         AAA      4,846,400
                 System Revenue Bonds, Series 2001, 5.000%, 4/15/24
------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 5.7%

        5,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal                   4/08 at 102         BBB      4,689,250
                 Revenue Bonds (Valero Refining and Marketing Company
                 Project), Series 1998, 5.600%, 4/01/32 (Alternative
                 Minimum Tax)

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste                    6/08 at 102        Baa2      4,690,450
                 Disposal Revenue Bonds (Valero Refining and Marketing
                 Company Project), Series 1997, 5.600%, 12/01/31 (Alternative
                 Minimum Tax)

        2,800   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal                   4/09 at 101         BBB      2,664,592
                 Revenue Bonds (Valero Energy Corporation Project),
                 Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 16.7%

        3,500   Abilene Health Facilities Development Corporation, Texas,                    9/05 at 102         AAA      3,767,785
                 Hospital Revenue Refunding and Improvement Bonds (Hendrick
                 Medical Center Project), Series 1995C, 6.150%, 9/01/25

                Health Facilities Development Corporation, Gregg County, Texas,
                Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                Series 2000:
        2,000    6.875%, 10/01/20                                                           10/10 at 101          AA      2,216,640
        3,250    6.375%, 10/01/25                                                           10/10 at 101          AA      3,448,965

        1,500   Health Facilities Development Corporation, Harris County, Texas,             8/11 at 100          AA      1,500,510
                 Revenue Bonds (St. Luke's Episcopal Hospital), Series 2001A,
                 5.500%, 2/15/21





44







   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE (continued)
$       1,000   Health Facilities Development Corporation, Harris County,                   10/09 at 101          AA   $    957,070
                 Texas, Hospital Revenue Bonds (Texas Children's Hospital
                 Project), Series 1999A, 5.250%, 10/01/29

        2,000   Health Facilities Development Corporation, Harris County,                    6/11 at 101          A-      2,082,720
                 Texas, Hospital Revenue Bonds (Memorial Hermann
                 Healthcare System), Series 2001A, 6.375%, 6/01/29

        5,750   Midland County Hospital District, Texas, Hospital Revenue                   No Opt. Call          A-      3,546,255
                 Bonds, Series 1992, 0.000%, 6/01/11

        2,000   Health Facilities Development Corporation, North Central                     5/11 at 100         AA-      1,901,260
                 Texas, Hospital Revenue Bonds (Baylor Healthcare System
                 Project), Series 2001A, 5.125%, 5/15/29

        1,760   Parker County Hospital District, Texas, Hospital Revenue Bonds               8/09 at 102         BBB      1,701,445
                 (Campbell Health System), Series 1999, 6.250%, 8/15/19

        4,500   Port of Corpus Christi Authority, Nueces County, Texas,                      4/02 at 102         BBB      4,610,790
                 Pollution Control Revenue Bonds (Hoechst Celanese
                 Corporation), Series 1992, 6.875%, 4/01/17 (Alternative
                 Minimum Tax)

        1,050   Health Facilities Development Corporation, Tarrant County,                  11/08 at 101          A-        986,097
                 Texas, Hospital Revenue Bonds (Adventist Health System -
                 Sunbelt Obligated Group), Series 1998, 5.375%, 11/15/20

        3,500   Health Facilities Development Corporation, Tarrant County,                  11/10 at 101          A-      3,687,740
                 Texas, Hospital Revenue Bonds (Adventist Health System -
                 Sunbelt Obligated Group), Series 2000, 6.625%, 11/15/20

        1,500   Texas Health Facilities Development Corporation, Hospital                    8/03 at 102         AAA      1,599,090
                 Revenue Bonds (All Saints Episcopal Hospitals of Fort Worth
                 Project), Series 1993B, 6.250%, 8/15/22

        2,000   Health Facilities Development Corporation, Tom Green County,                 5/11 at 101        Baa3      2,002,860
                 Texas, Hospital Revenue Bonds (Shannon Health System
                 Project), Series 2001, 6.750%, 5/15/21

        1,000   Tyler Health Facilities Development Corporation, Texas, Hospital             7/12 at 100        Baa1        982,320
                 Revenue Bonds (Mother Frances Hospital Regional Health
                 Center), Series 2001, 6.000%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.9%

                Housing Finance Corporation, Bexar County, Texas, Multifamily
                Housing Revenue Bonds (The Waters at Northern Hills Apartments
                Project), Series 2001A:
        2,000    6.000%, 8/01/31                                                             8/11 at 105         Aaa      2,115,880
          750    6.050%, 8/01/36                                                             8/11 at 105         Aaa        794,265

                Housing Finance Corporation, City of Grand Prairie, Texas,
                Multifamily Housing Revenue Bonds (Landings at Carrier Project),
                GNMA Series 2000A:
        1,000    6.650%, 9/20/22                                                             9/10 at 105         AAA      1,084,770
        2,030    6.750%, 9/20/28                                                             9/10 at 105         AAA      2,197,861

        5,668   Housing Finance Corporation, City of Houston, Texas, Multifamily             9/11 at 105         Aaa      6,097,011
                 Housing Revenue Bonds (GNMA Collateralized Mortgage)(RRG
                 Apartments Project), Series 2001, 6.250%, 9/20/35
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 4.7%

          675   Baytown Housing Finance Corporation, Texas, Single Family                    9/02 at 103         Aa2        714,967
                 Mortgage Revenue Refunding Bonds, Series 1992-A,
                 8.500%, 9/01/11

        2,800   El Paso Housing Finance Corporation, Texas, Single Family                4/11 at 106 3/4        AAA       2,985,864
                 Mortgage Revenue Bonds, Series 2001A-3, 4.850%, 4/01/33

          465   Property Finance Authority, Inc., City of Galveston, Texas, Single           3/02 at 103          A3        481,270
                 Family Mortgage Revenue Bonds, Series 1991A, 8.500%, 9/01/11

        1,275   Harrison County Finance Corporation, Texas, Single Family                    6/02 at 103          A1      1,308,915
                 Mortgage Revenue Refunding Bonds, Series 1991, 8.875%,
                 12/01/11

          830   Houston Housing Finance Corporation, Texas, Single Family                    6/03 at 102         AAA        843,180
                 Mortgage Revenue Refunding Bonds,  Series 1993A, 5.950%,
                 12/01/10

          505   Port Arthur Housing Finance Corporation, Texas, Single Family                9/02 at 103          A2        535,502
                 Mortgage Revenue Refunding Bonds, Series 1992, 8.700%,
                 3/01/12

        2,305   Texas Department of Housing and Community Affairs, Single                    9/06 at 102         AAA      2,411,791
                 Family Mortgage Revenue Bonds, 1996 Series E, 6.000%,
                 9/01/17

          555   Victoria Housing Finance Corporation, Texas, Single Family                  No Opt. Call         Aaa        567,698
                 Mortgage Revenue Refunding Bonds, Series 1995, 8.125%,
                 1/01/11





45







              Nuveen Texas Quality Income Municipal Fund (NTX) (continued)

              Portfolio of Investments January 31, 2002 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.7%
                Health Facilities Development Corporation, Bell County, Texas,
                Retirement Facility Revenue Bonds (Buckner Retirement Services,
                Inc. Obligated Group Project), Series 1998:
$       3,400    5.250%, 11/15/19                                                           11/08 at 101          A-   $  3,184,916
        5,000    5.250%, 11/15/28                                                           11/08 at 101          A-      4,555,950

        2,000   Health Facilities Development Corporation, Tarrant County, Texas,            1/08 at 105         AAA      2,113,120
                 Mortgage Revenue Bonds (South Central Nursing Homes,
                 Inc. Project), Series 1997A, 6.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 19.5%

        1,000   Caddo Mills Independent School District, Hunt County, Texas,                 2/05 at 100         N/R      1,100,220
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1995, 6.375%, 8/15/25

        4,130   Coppell Independent School District, Dallas County, Texas,              8/09 at 75 11/32         AAA      2,138,018
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 1992, 0.000%, 8/15/14

        1,000   DeSoto Independent School District, Dallas County, Texas,                    8/11 at 100         AAA      1,054,930
                 General Obligation Refunding Bonds, Series 2001,
                 5.375%, 8/15/14

        1,450   Donna Independent School District, Hidalgo County, Texas,                    2/11 at 100         AAA      1,583,574
                 Unlimited Tax School Building Bonds, Series 2000, 6.000%,
                 2/15/17

        1,750   El Paso County, Texas, Certificates of Obligation, Series 2001,              2/12 at 100         AAA      1,715,228
                 5.000%, 2/15/21

        2,800   City of Ennis, Texas, General Obligation Refunding and                       8/02 at 100         AAA      2,867,452
                 Improvement Bonds, Series 1992, 6.500%, 8/01/13

        2,000   Harlingen Consolidated Independent School District, Cameron                  8/09 at 100         AAA      2,061,140
                 County, Texas, Unlimited Tax School Building Bonds,
                 Series 1999, 5.650%, 8/15/29

        2,600   Klein Independent School District, Harris County, Texas, Unlimited           8/09 at 100         AAA      2,595,658
                 Tax Schoolhouse Bonds, Series 1999A, 5.000%, 8/01/18

        1,500   Lake Dallas Independent School District, Denton County, Texas,               8/11 at 100         Aaa      1,437,330
                 General Obligation Building Bonds, Series 2001, 5.000%, 8/15/30

        5,220   Leander Independent School District, Counties of Williamson               8/09 at 46 3/4         AAA      1,631,981
                 and Travis, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/21

        1,545   Montgomery County (a political subdivision of the state of Texas),        9/07 at 72 3/8         AAA        827,780
                 Refunding Bonds, Series 1997, 0.000%, 3/01/14

        2,000   Northside Independent School District, Bexar County, Texas,                  8/10 at 100         AAA      2,118,240
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2000, 5.875%, 8/15/25

          500   Commonwealth of Puerto Rico, General Obligation Public                      No Opt. Call           A        525,905
                 Improvement Bonds of 2002, Series A, 5.500%, 7/01/29

        1,825   Socorro Independent School District, El Pasco County, Texas,                 2/06 at 100         Aaa      1,874,111
                 Unlimited Tax School Building Bonds, Series 1996, 5.750%,
                 2/15/21

        2,000   State of Texas, General Obligation Veterans Land Bonds,                     12/04 at 100         Aa1      2,124,760
                 Series 1994, 6.400%, 12/01/24 (Alternative Minimum Tax)

        3,490   State of Texas, General Obligation Veterans Housing Assistance              12/03 at 102         Aa1      3,624,121
                 Bonds, Series 1993, 6.800%, 12/01/23 (Alternative Minimum Tax)

        2,000   State of Texas, General Obligation Bonds (Water Financial                    8/11 at 100         Aa1      2,008,160
                 Assistance), Series 2001, 5.250%, 8/01/23

        1,500   Public Finance Authority, Texas, General Obligation Bonds,                  10/12 at 100         Aa1      1,489,005
                 Refunding Series 2002, 5.000%, 10/01/18 (WI, settling 2/13/02)

        1,795   United Independent School District, Webb County, Texas,                      8/12 at 100         AAA      1,845,870
                 Unlimited Tax School Building Bonds, Series 2000, 5.375%,
                 8/15/18

        5,290   Weslaco Independent School District, Hidalgo County, Texas,                  2/10 at 100         Aaa      5,377,444
                 General Obligation School Building Bonds, Series 2000,
                 5.500%, 2/15/25

                West Independent School District, Counties of McLennan and Hill,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/22                                                         8/13 at 61 7/32        AAA         309,030
        1,000    0.000%, 8/15/23                                                        8/13 at 57 31/32        AAA         290,640
        1,000    0.000%, 8/15/24                                                          8/13 at 54 7/8        AAA         272,640





46






   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 7.2%
$       4,500   City of Austin, Texas, Subordinate Lien Hotel Occupancy Tax                 11/09 at 100         AAA  $   4,703,850
                 Revenue Refunding Bonds, Series 1999, 5.800%, 11/15/29

        2,250   Harris County-Houston Sports Authority, Texas, Senior Lien                  11/11 at 100         AAA      2,248,673
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/22

        1,575   Harris County, Texas, Unlimited Tax Subordinate Lien Toll Road               8/02 at 102         AA+      1,640,583
                 Revenue Refunding Bonds, Series 1992A, 6.500%, 8/15/15

          800   City of Laredo, Webb County, Texas, Revenue Certificates                     8/04 at 100         AAA        862,656
                 of Obligation (Combination Tax and Waterworks System),
                 Series 1994, 5.625%, 8/15/11

        1,000   City of Laredo, Texas, Sports Venue Sales Tax Revenue Bonds,                 3/09 at 100         AAA        998,450
                 Series 2001, 5.300%, 3/15/26

        4,580   City of San Antonio, Texas, Hotel Occupancy Tax Revenue Bonds                8/06 at 102         AAA      4,714,377
                 (Henry B. Gonzalez Convention Center Project), 5.700%, 8/15/26
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 7.2%

        4,005   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue          6/02 at 101          BB      3,440,936
                 Bonds (American Airlines, Inc. Project), Series 1990, 7.500%,
                 12/01/29 (Alternative Minimum Tax)

        5,020   Facility Improvement Corporation, Texas, Revenue Bonds                       5/02 at 102         AAA      5,171,052
                 (Dallas-Fort Worth International Airport) (United Parcel
                 Service, Inc.), Series 1992, 6.600%, 5/01/32 (Alternative
                 Minimum Tax)

        3,000   Facility Improvement Corporation, Texas, Revenue Bonds                      11/09 at 101          BB      2,239,950
                 (Dallas-Fort Worth International Airport - American Airlines,
                 Inc.), Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        1,000   Harris County, Texas, Senior Lien Toll Road Revenue Refunding                8/04 at 102         AAA      1,008,380
                 Bonds, Series 1994, 5.375%, 8/15/20

          220   Harris County, Texas, Senior Lien Toll Road Revenue Refunding                8/02 at 102         AAA        229,944
                 Bonds, Series 1992A, 6.500%,8/15/17

          320   Harris County, Texas, Senior Lien Toll Road Revenue Refunding                2/02 at 100         AAA        321,322
                 Bonds, Series 1992B, 6.625%, 8/15/17

        2,000   City of Houston, Texas, Subordinate Lien Airport System Revenue              7/10 at 100         AAA      2,023,680
                 Bonds, Series 2000A, 5.625%, 7/01/30 (Alternative Minimum Tax)

          700   Puerto Rico Ports Authority, Special Facilities Revenue Bonds                6/06 at 102          BB        546,707
                 (American Airlines, Inc. Project), 1996 Series A, 6.250%,
                 6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.8%

          255   Abilene Housing Development Corporation, Texas, First Lien                  No Opt. Call      N/R***        283,662
                 Revenue Bonds, Series 1978, 7.000%, 7/01/08

        1,475   City of Corpus Christi, Texas, General Improvement and Refunding             3/02 at 100         AAA      1,481,387
                 Bonds, Series 1992, 6.700%, 3/01/08 (Pre-refunded to 3/01/02)

        1,185   Levee Improvement District No. 11, Fort Bend County (a political             9/04 at 100         AAA      1,317,009
                 subdivision of the state of Texas), Unlimited Tax Levee
                 Improvement Bonds, Series 1994, 6.900%, 9/01/17
                 (Pre-refunded to 9/01/04)

        1,450   Industrial Development Corporation, City of Galveston, Texas,                9/05 at 100         AAA      1,587,837
                 Sales Tax Revenue Bonds, Series 1995, 5.750%, 9/01/15
                 (Pre-refunded to 9/01/05)

        1,000   Health Facilities Development Corporation, North Central                    No Opt. Call         AAA      1,078,400
                 Texas, Hospital Revenue Bonds (Presbyterian Healthcare
                 System Project), Series 1996B, 5.750%, 6/01/26

        2,500   Retama Development Corporation, Texas, Special Facilities                   No Opt. Call         AAA      3,568,750
                 Revenue Bonds (Retama Park Racetrack Project), Series 1993,
                 8.750%, 12/15/17

          665   City of San Antonio, Texas, Water System Revenue Refunding                  No Opt. Call         AAA        760,042
                 Bonds, Series 1992, 6.500%, 5/15/10
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.8%

        2,500   Brazos River Authority, Texas, Revenue Refunding Bonds                       4/09 at 101        Baa1      2,359,300
                 (Reliant Energy, Inc. Project), Series 1999A, 5.375%, 4/01/19

        2,000   Health Facilities Development Corporation, Harris County, Texas,             2/10 at 100         AAA      2,098,920
                 Thermal Utility Revenue Bonds (TECO Project), Series 2000,
                 5.750%, 2/15/15 (Alternative Minimum Tax)

        1,500   Navigation District Number One, Matagorda County, Texas,                     7/03 at 102         AAA      1,584,330
                 Pollution Control Revenue Refunding Bonds (Central Power and
                 Light Company Project), Series 1993, 6.000%, 7/01/28

        2,000   Sabine River Authority, Texas, Pollution Control Revenue                    No Opt. Call        BBB+      1,984,060
                 Refunding Bonds (TXU Electric Company Project), Series 2001A,
                 5.500%, 5/01/22 (Mandatory put 11/01/11)





47






              Nuveen Texas Quality Income Municipal Fund (NTX) (continued)

              Portfolio of Investments January 31, 2002 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.1%
$       7,000   City of Houston, Texas, Junior Lien Water and Sewer System                  No Opt. Call         AAA   $  1,637,230
                 Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/27

        1,000   City of Houston, Texas, Prior Lien Water and Sewer System                   12/02 at 102         Aaa      1,054,370
                 Revenue Refunding Bonds, Series 1992B, 6.375%, 12/01/14

        5,275   City of Houston, Texas, Junior Lien Water and Sewer System                  12/10 at 100         AAA      5,247,412
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30

          800   City of Houston, Texas, Junior Lien Water and Sewer System                  12/07 at 101         AAA        805,576
                 Revenue Bonds, Series 1997C, 5.375%, 12/01/27

        2,385   City of San Antonio, Texas, Water System Revenue Refunding                   5/02 at 102         AAA      2,466,374
                 Bonds, Series 1992, 6.500%, 5/15/10

        1,500   Texas Water Development Board, State Revolving Fund, Senior                  7/09 at 100         AAA      1,539,120
                 Lien Revenue Bonds, Series1999A, 5.500%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
$     218,703   Total Investments (cost $199,935,053) - 98.3%                                                           205,999,160
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      3,513,294
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $209,512,454
                ====================================================================================================================

                       *    Optional Call Provisions: Dates (month and year) and
                            prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices
                            at later dates.
                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.
                     ***    Securities are backed by an escrow or trust
                            containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the
                            timely payment of principal and interest. Securities
                            are normally considered to be equivalent to AAA
                            rated securities.
                     N/R    Investment is not rated.
                    (WI)    Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.




Statement of
           Net Assets January 31, 2002 (Unaudited)


                                                        ARIZONA          ARIZONA          MICHIGAN         MICHIGAN        MICHIGAN
                                                        PREMIUM         DIVIDEND           QUALITY          PREMIUM        DIVIDEND
                                                         INCOME        ADVANTAGE            INCOME           INCOME       ADVANTAGE
                                                          (NAZ)            (NFZ)             (NUM)            (NMP)           (NZW)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities,
    at market value                                 $90,951,147      $32,222,114      $265,751,461     $171,703,359     $44,273,187
 Temporary investments in short-term
   municipal securities, at amortized cost,
   which approximates market value                    1,500,000               --         4,900,000               --              --
 Cash                                                    13,649        1,489,419                --          910,971              --
 Receivables:
   Interest                                             805,946          322,788         3,479,736        2,407,932         551,725
   Investments sold                                      15,051        1,308,323            46,866             --           524,146
 Other assets                                             1,876            3,335             8,185            3,829           7,639
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                   93,287,669       35,345,979       274,186,248      175,026,091      45,356,697
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                              --               --         3,055,533               --         310,916
 Payable for investments purchased                           --        1,056,115           974,440          525,151              --
 Accrued expenses:
   Management fees                                       51,202           10,123           146,634           95,313          13,308
   Other                                                 68,237           94,520            76,204           86,737         102,320
 Preferred share dividends payable                        5,748              613            22,789           12,244             482
 Common share dividends payable                         319,099          107,626           861,975          546,388         143,036
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                 444,286        1,268,997         5,137,575        1,265,833         570,062
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                          $92,843,383      $34,076,982      $269,048,673     $173,760,258     $44,786,635
====================================================================================================================================
Preferred shares, at liquidation value              $30,000,000      $12,000,000      $ 94,000,000     $ 56,000,000     $16,000,000
====================================================================================================================================
Preferred shares outstanding                              1,200              480             3,760            2,240             640
====================================================================================================================================
Common shares outstanding                             4,401,374        1,537,520        11,563,331        7,695,609       2,058,070
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value,
   divided by Common shares outstanding)            $     14.28      $     14.36      $      15.14     $      15.30     $     13.99
====================================================================================================================================


NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
 Preferred shares, $25,000 stated value per share,
   at liquidation value                             $30,000,000      $12,000,000      $ 94,000,000     $ 56,000,000     $16,000,000
 Common shares, $.01 par value per share                 44,014           15,375           115,633           76,956          20,581
 Paid-in surplus                                     61,079,052       21,702,762       161,502,028      107,504,115      29,073,731
 Balance of undistributed net investment income         461,970           43,504           957,904          831,873          53,159
 Accumulated net realized gain (loss) from
   investment transactions                              212,936           (9,976)          159,454         (134,378)       (181,534)
Net unrealized appreciation (depreciation)
   of investments                                     1,045,411          325,317        12,313,654        9,481,692        (179,302)
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                          $92,843,383      $34,076,982      $269,048,673     $173,760,258     $44,786,635
====================================================================================================================================
 Authorized shares:
   Common                                           200,000,000        Unlimited       200,000,000      200,000,000       Unlimited
   Preferred                                          1,000,000        Unlimited         1,000,000        1,000,000       Unlimited
====================================================================================================================================



                                 See accompanying notes to financial statements.



49




Statement of
      Net Assets January 31, 2002 (Unaudited) (continued)




                                                                             OHIO             OHIO             OHIO           TEXAS
                                                                          QUALITY         DIVIDEND         DIVIDEND         QUALITY
                                                                           INCOME        ADVANTAGE      ADVANTAGE 2          INCOME
                                                                            (NUO)            (NXI)            (NBJ)           (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value               $225,470,918       $91,220,610      $67,073,000    $205,999,160
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                         --                --               --              --
 Cash                                                                  3,999,931                --               --       1,505,413
 Receivables:
   Interest                                                            2,672,815         1,255,702          801,991       3,506,641
   Investments sold                                                           --                --        1,390,008       1,461,573
 Other assets                                                              1,943             4,031            7,641             361
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   232,145,607        92,480,343       69,272,640     212,473,148
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                               --            71,583           42,260              --
 Payable for investments purchased                                     1,153,768               --         1,047,790       2,021,504
 Accrued expenses:
   Management fees                                                       125,791            27,310           20,164         114,708
   Other                                                                 164,981            97,852           95,007          87,616
 Preferred share dividends payable                                        17,892             1,189            1,147          14,645
------------------------------------------------------------------------------------------------------------------------------------
 Common share dividends payable                                          733,935           303,465          214,739         722,221
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                2,196,367           501,399        1,421,107       2,960,694
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $229,949,240       $91,978,944      $67,851,533    $209,512,454
====================================================================================================================================
Preferred shares, at liquidation value                              $ 77,000,000       $31,000,000      $24,000,000    $ 69,000,000
====================================================================================================================================
Preferred shares outstanding                                               3,080             1,240              960           2,760
====================================================================================================================================
Common shares outstanding                                              9,531,751         4,214,900        3,112,164       9,440,806
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   less Preferred shares at liquidation value,
   divided by Common shares outstanding)                            $      16.05       $     14.47      $     14.09    $      14.88
====================================================================================================================================

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
 Preferred shares, $25,000 stated value per share,
   at liquidation value                                             $ 77,000,000       $31,000,000      $24,000,000    $ 69,000,000
 Common shares, $.01 par value per share                                  95,318            42,149           31,122          94,408
 Paid-in surplus                                                     144,060,062        59,757,807       44,049,564     133,770,404
 Balance of undistributed net investment income                          754,722           215,286          106,701       1,086,216
 Accumulated net realized gain (loss) from
   investment transactions                                              (768,312)             (836)        (263,051)       (502,681)
Net unrealized appreciation (depreciation) of investments              8,807,450           964,538          (72,803)      6,064,107
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                          $229,949,240       $91,978,944      $67,851,533    $209,512,454
====================================================================================================================================
 Authorized shares:
   Common                                                             200,000,000        Unlimited        Unlimited      Unlimited
   Preferred                                                            1,000,000        Unlimited        Unlimited      Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.




Statement of
      Operations Six Months Ended January 31, 2002 (Unaudited)


                                                        ARIZONA          ARIZONA          MICHIGAN         MICHIGAN       MICHIGAN
                                                        PREMIUM         DIVIDEND           QUALITY          PREMIUM       DIVIDEND
                                                         INCOME        ADVANTAGE            INCOME           INCOME      ADVANTAGE
                                                          (NAZ)            (NFZ)             (NUM)            (NMP)         (NZW)*
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $ 2,781,909        $ 910,183       $ 7,607,010       $4,775,781       $ 613,424
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees                                        309,113          112,291           876,896          568,490          86,685
 Preferred shares - auction fees                         37,808           15,073           118,467           70,575           8,438
 Preferred shares - dividend disbursing agent fees        5,042            5,042            10,081           10,081           2,110
 Shareholders' servicing agent fees and expenses          3,529            2,269            15,629          11,092            1,262
 Custodian's fees and expenses                           17,926           10,352            33,201           25,156           9,388
 Directors'/Trustees' fees and expenses                     707              504             1,765            1,058             351
 Professional fees                                        8,168            7,128             8,238            7,676           5,684
 Shareholders' reports - printing and
    mailing expenses                                      7,159            9,158            19,660           13,839           6,136
 Stock exchange listing fees                             11,373            5,042            15,879           11,342             251
 Investor relations expense                               7,068            3,520            22,090           15,296              --
 Other expenses                                           5,571            3,285            10,338            6,874           1,217
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                            413,464          173,664         1,132,244          741,479         121,522
   Custodian fee credit                                  (4,978)          (1,884)           (3,777)          (7,225)         (1,252)
   Expense reimbursement                                     --          (51,826)               --               --         (39,543)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            408,486          119,954         1,128,467          734,254          80,727
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 2,373,423          790,229         6,478,543        4,041,527         532,697
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS
 Net realized gain (loss) from investment
    transactions                                        213,098           80,192           757,463          595,089        (181,534)
Change in net unrealized appreciation
   (depreciation) of investments                     (2,409,477)        (104,911)       (2,336,203)        (967,714)       (179,302)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                     (2,196,379)         (24,719)       (1,578,740)        (372,625)       (360,836)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $   177,044        $ 765,510       $ 4,899,803       $3,668,902       $ 171,861
====================================================================================================================================


* For the period September 25, 2001 (commencement of operations) through January
31, 2002.


                                 See accompanying notes to financial statements.




51


Statement of
      Operations Six Months Ended January 31, 2002 (Unaudited) (continued)



                                                                             OHIO              OHIO             OHIO           TEXAS
                                                                          QUALITY          DIVIDEND         DIVIDEND         QUALITY
                                                                           INCOME         ADVANTAGE      ADVANTAGE 2          INCOME
                                                                            (NUO)             (NXI)          (NBJ)**           (NTX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $ 6,486,227        $2,465,593        $ 937,729     $ 6,212,255
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees                                                         748,909           302,957          130,484         688,818
 Preferred shares - auction fees                                          97,042            39,069           12,657          86,958
 Preferred shares - dividend disbursing agent fees                        15,123             5,042            2,110          10,081
 Shareholders' servicing agent fees and expenses                          16,888             2,017            1,539           8,067
 Custodian's fees and expenses                                            39,213            16,981           10,939          30,904
 Directors'/Trustees' fees and expenses                                    1,411             1,008              522           1,260
 Professional fees                                                         8,192             7,632            5,866           7,965
 Shareholders' reports - printing and mailing expenses                    16,888            12,477            7,772          12,251
 Stock exchange listing fees                                              11,417               504              249          11,342
 Investor relations expense                                               19,232                --               --          13,991
 Other expenses                                                            9,261            15,091            1,283           8,123
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                                             983,576           402,778          173,421         879,760
   Custodian fee credit                                                  (13,652)           (4,682)          (1,893)         (8,269)
   Expense reimbursement                                                      --          (139,826)         (59,516)             --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                             969,924           258,270          112,012         871,491
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  5,516,303         2,207,323          825,717       5,340,764
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   FROM INVESTMENTS
 Net realized gain (loss) from investment transactions                   992,286            24,768         (263,051)       (252,899)
Change in net unrealized appreciation (depreciation)
   of investments                                                     (2,007,242)         (550,953)         (72,803)     (2,139,674)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                      (1,014,956)         (526,185)        (335,854)     (2,392,573)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                           $ 4,501,347        $1,681,138        $ 489,863     $ 2,948,191
====================================================================================================================================


** For the period September 26, 2001 (commencement of operations) through
January 31, 2002.


                                 See accompanying notes to financial statements.



Statement of
          Changes in Net Assets (Unaudited)




                                                                                  ARIZONA
                                    ARIZONA PREMIUM INCOME (NAZ)         DIVIDEND ADVANTAGE (NFZ)      MICHIGAN QUALITY INCOME (NUM)
                                    ---------------------------          -------------------------     -----------------------------
                                                                                           FOR THE
                                                                                    PERIOD 1/31/01
                                    SIX MONTHS                        SIX MONTHS     (COMMENCEMENT        SIX MONTHS
                                         ENDED       YEAR ENDED            ENDED    OF OPERATIONS)             ENDED      YEAR ENDED
                                       1/31/02          7/31/01     ENDED 1/31/02  THROUGH 7/31/01           1/31/02         7/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income             $ 2,373,423      $ 4,754,581       $  790,229        $  668,042      $ 6,478,543    $ 13,395,664
 Net realized gain (loss)
   from investment transactions        213,098          574,900           80,192           (64,221)         757,463         722,430
 Change in net unrealized
   appreciation (depreciation)
   of investments                   (2,409,477)       1,610,292         (104,911)          432,476       (2,336,203)      8,535,587
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                     177,044        6,939,773          765,510         1,036,297        4,899,803      22,653,681
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From undistributed net investment income:
   Common shareholders              (1,905,793)      (3,620,798)        (645,534)         (537,665)      (5,115,340)    (10,158,506)
   Preferred shareholders             (234,250)      (1,026,132)        (107,067)         (126,749)        (680,874)     (3,290,957)
 From accumulated net realized
   gains from investment transactions:
   Common shareholders                (182,992)         (26,704)         (21,217)               --         (863,646)       (222,220)
   Preferred shareholders              (51,989)          (7,956)          (4,730)               --         (279,535)        (73,780)
------------------------------------------------------------------------------------------------------------------------------------
 Decrease in net assets from
   distributions to shareholders    (2,375,024)      (4,681,590)        (778,548)         (664,414)      (6,939,395)    (13,745,463)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --               --        21,858,485               --              --
   Net proceeds from shares issued
     to shareholders due to reinvestment
     of distributions                  182,359          314,009           17,581             4,296          424,365         326,968
Net proceeds from sale of
   Preferred shares                         --               --               --        11,737,500               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions     182,359          314,009           17,581        33,600,281          424,365         326,968
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets                       (2,015,621)       2,572,192            4,543        33,972,164       (1,615,227)      9,235,186
Net assets at the beginning
   of period                        94,859,004       92,286,812       34,072,439           100,275      270,663,900     261,428,714
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period    $92,843,383      $94,859,004      $34,076,982       $34,072,439     $269,048,673    $270,663,900
====================================================================================================================================
Balance of undistributed net
   investment income at the
   end of period                   $   461,970      $   228,590      $    43,504       $     3,628     $    957,904    $    116,948
====================================================================================================================================


                                 See accompanying notes to financial statements.


53



Statement of
      Changes in Net Assets (Unaudited) (continued)



                                                                                        MICHIGAN
                                                                                        DIVIDEND
                                                    MICHIGAN PREMIUM INCOME (NMP)    ADVANTAGE (NZW)     OHIO QUALITY INCOME (NUO)
                                                  -------------------------------    ---------------  ------------------------------
                                                                                            FOR THE
                                                                                     PERIOD 9/25/01
                                                                                      (COMMENCEMENT
                                                     SIX MONTHS        YEAR ENDED     OF OPERATIONS)     SIX MONTHS      YEAR ENDED
                                                  ENDED 1/31/02           7/31/01    THROUGH 1/31/02  ENDED 1/31/02         7/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                              $ 4,041,527      $ 8,237,452       $   532,697     $  5,516,303    $ 11,399,510
 Net realized gain (loss) from investment
   transactions                                         595,089        1,000,973          (181,534)         992,286         319,530
 Change in net unrealized appreciation
   (depreciation) of investments                       (967,714)       7,232,198          (179,302)      (2,007,242)      5,042,976
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            3,668,902       16,470,623           171,861        4,501,347      16,762,016
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From undistributed net investment income:
   Common shareholders                               (3,205,222)      (6,298,850)         (429,098)      (4,351,799)     (8,621,168)
   Preferred shareholders                              (487,479)      (1,952,915)          (50,440)        (716,926)     (2,592,880)
 From accumulated net realized gains from
   investment transactions:
   Common shareholders                                       --               --                --               --              --
   Preferred shareholders                                    --               --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
 Decrease in net assets from
   distributions to shareholders                     (3,692,701)      (8,251,765)         (479,538)      (5,068,725)    (11,214,048)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                          --               --        29,319,045               --             --
   Net proceeds from shares issued
     to shareholders due to reinvestment
     of distributions                                        --               --               992          352,463         571,647
Net proceeds from sale of
   Preferred shares                                          --               --        15,674,000               --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                           --               --        44,994,037          352,463         571,647
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                   (23,799)       8,218,858        44,686,360         (214,915)      6,119,615
Net assets at the beginning of period               173,784,057      165,565,199           100,275      230,164,155     224,044,540
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                    $173,760,258     $173,784,057       $44,786,635     $229,949,240    $230,164,155
====================================================================================================================================
Balance of undistributed net
   investment income at the end of period          $    831,873     $    213,121       $    53,159     $    754,722    $    270,766
====================================================================================================================================


                                 See accompanying notes to financial statements.



54



                                                                                          OHIO
                                                                 OHIO                   DIVIDEND
                                                       DIVIDEND ADVANTAGE (NXI)     ADVANTAGE 2 (NBJ)    TEXAS QUALITY INCOME (NTX)
                                                  ------------------------------    ----------------     ---------------------------
                                                                         FOR THE           FOR THE
                                                                  PERIOD 3/28/01    PERIOD 9/26/01
                                                                   (COMMENCEMENT     (COMMENCEMENT
                                                     SIX MONTHS    OF OPERATIONS)    OF OPERATIONS)       SIX MONTHS      YEAR ENDED
                                                  ENDED 1/31/02  THROUGH 7/31/01   THROUGH 1/31/02     ENDED 1/31/02         7/31/01
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income                              $ 2,207,323      $ 1,209,414        $  825,717     $  5,340,764    $ 10,923,284
 Net realized gain (loss) from investment
   transactions                                          24,768          (25,604)         (263,051)        (252,899)      1,598,134
 Change in net unrealized appreciation
   (depreciation) of investments                       (550,953)       1,528,249           (72,803)      (2,139,674)      6,666,684
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations            1,681,138        2,712,059           489,863        2,948,191      19,188,102
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
 From undistributed net investment income:
   Common shareholders                               (1,820,959)        (910,419)         (644,199)      (4,224,760)     (8,175,738)
   Preferred shareholders                              (305,067)        (177,887)          (74,817)        (506,198)     (2,522,800)
 From accumulated net realized gains
   from investment transactions:
   Common shareholders                                       --               --                --         (634,401)             --
   Preferred shareholders                                    --               --                --         (197,372)             --
------------------------------------------------------------------------------------------------------------------------------------
 Decrease in net assets from
   distributions to shareholders                     (2,126,026)      (1,088,306)         (719,016)      (5,562,731)    (10,698,538)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                          --       60,151,930        44,385,975               --              --
   Net proceeds from shares issued
     to shareholders due to reinvestment
     of distributions                                        --              124             2,436               --              --
Net proceeds from sale of
   Preferred shares                                          --       30,547,750        23,592,000               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from capital share transactions                           --       90,699,804        67,980,411               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                  (444,888)      92,323,557        67,751,258       (2,614,540)      8,489,564
Net assets at the beginning of period                92,423,832          100,275           100,275      212,126,994     203,637,430
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                     $91,978,944      $92,423,832       $67,851,533     $209,512,454    $212,126,994
====================================================================================================================================
Balance of undistributed net
   investment income at the end of period           $   215,286      $   121,108       $   106,701     $  1,086,216    $    425,080
====================================================================================================================================


                                 See accompanying notes to financial statements.


Notes to
           Financial Statements (Unaudited)








1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The state funds (the "Funds") covered in this report and their corresponding exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2
(NBJ) and Nuveen Texas Quality Income Municipal Fund (NTX). Arizona Premium Income (NAZ), Michigan Quality Income (NUM), Michigan Premium Income (NMP), Ohio Quality Income (NUO) and Texas Quality Income (NTX) are traded on the New York Stock Exchange while Arizona Dividend Advantage (NFZ), Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI) and Ohio Dividend Advantage 2
(NBJ) are traded on the American Stock Exchange. Prior to the commencement of operations of Arizona Dividend Advantage (NFZ), Michigan Dividend Advantage
(NZW), Ohio Dividend Advantage (NXI) and Ohio Dividend Advantage 2 (NBJ), each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organizational expenses ($15,000, $11,500, $15,000 and $11,500, respectively) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors/Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At January 31, 2002, Arizona Dividend Advantage (NFZ), Michigan Quality Income
(NUM), Ohio Quality Income (NUO), Ohio Dividend Advantage 2 (NBJ) and Texas Quality Income (NTX) had outstanding when-issued purchase commitments of $1,056,115, $974,440, $1,153,768, $1,047,790 and $1,497,358, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its share holders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, where applicable, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one or more Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:


                                             ARIZONA       ARIZONA     MICHIGAN     MICHIGAN     MICHIGAN
                                             PREMIUM      DIVIDEND      QUALITY      PREMIUM     DIVIDEND
                                              INCOME     ADVANTAGE       INCOME       INCOME    ADVANTAGE
                                               (NAZ)         (NFZ)        (NUM)        (NMP)        (NZW)
----------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --           --          840           --
   Series T                                       --           480           --           --           --
   Series W                                       --            --           --           --          640
   Series Th                                   1,200            --        3,200        1,400           --
   Series Th2                                     --            --           --           --           --
   Series F                                       --            --          560           --           --
----------------------------------------------------------------------------------------------------------
Total                                          1,200           480        3,760        2,240          640
==========================================================================================================


                                                              OHIO         OHIO         OHIO        TEXAS
                                                           QUALITY     DIVIDEND     DIVIDEND      QUALITY
                                                            INCOME    ADVANTAGE  ADVANTAGE 2       INCOME
                                                             (NUO)        (NXI)        (NBJ)        (NTX)
----------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                    680           --           --          760
   Series T                                                     --           --           --           --
   Series W                                                     --        1,240           --           --
   Series Th                                                 1,400           --           --        2,000
   Series Th2                                                1,000           --           --           --
   Series F                                                     --           --          960           --
----------------------------------------------------------------------------------------------------------
Total                                                        3,080        1,240          960        2,760
==========================================================================================================

Effective November 16, 2001, Michigan Dividend Advantage (NZW) issued 640 Series W, $25,000 stated value Preferred shares.

Effective November 16, 2001, Ohio Dividend Advantage 2 (NBJ) issued 960 Series F, $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended January 31, 2002.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments has agreed to pay all offering costs (other than the sales load) that exceed $.03 per Common share for Arizona Dividend Advantage (NFZ), Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI) and Ohio Dividend Advantage 2 (NBJ). Arizona Dividend Advantage's (NFZ), Michigan Dividend Advantage's (NZW), Ohio Dividend Advantage's (NXI) and Ohio Dividend Advantage 2's (NBJ) share of offering costs ($45,873, $61,530, $126,237 and $93,150, respectively) were recorded as a reduction of the proceeds from the sale of the common shares.

Notes to
        Financial Statements (Unaudited) (continued)







Costs incurred by Arizona Dividend Advantage (NFZ), Michigan Dividend Advantage
(NZW), Ohio Dividend Advantage (NXI) and Ohio Dividend Advantage 2 (NBJ) in connection with their offering of Preferred shares ($262,500, $326,000, $452,250 and $408,000, respectively) were recorded as a reduction of the proceeds from the sale of the Preferred shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective August 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. Prior to August 1, 2001, the Funds did not accrete taxable market discount on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net assets values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation or increase in unrealized depreciation based on securities held by the Funds on August 1, 2001, as follows:


                                               ARIZONA      ARIZONA    MICHIGAN     MICHIGAN     MICHIGAN
                                               PREMIUM     DIVIDEND     QUALITY      PREMIUM     DIVIDEND
                                                INCOME    ADVANTAGE      INCOME       INCOME    ADVANTAGE
                                                 (NAZ)        (NFZ)       (NUM)        (NMP)        (NZW)
-----------------------------------------------------------------------------------------------------------
                                                   $--       $2,248    $158,627     $269,926          $--
===========================================================================================================


                                                               OHIO        OHIO         OHIO        TEXAS
                                                            QUALITY    DIVIDEND     DIVIDEND      QUALITY
                                                             INCOME   ADVANTAGE  ADVANTAGE 2       INCOME
                                                              (NUO)       (NXI)        (NBJ)        (NTX)
-----------------------------------------------------------------------------------------------------------
                                                            $36,378     $12,758          $--      $51,330
===========================================================================================================

The effect of this change for the period ended January 31, 2002, was to increase net investment income with a corresponding decrease in net unrealized appreciation or increase in unrealized depreciation as follows:

                                               ARIZONA      ARIZONA    MICHIGAN     MICHIGAN     MICHIGAN
                                               PREMIUM     DIVIDEND     QUALITY      PREMIUM     DIVIDEND
                                                INCOME    ADVANTAGE      INCOME       INCOME    ADVANTAGE
                                                 (NAZ)        (NFZ)       (NUM)        (NMP)        (NZW)
-----------------------------------------------------------------------------------------------------------
                                                   $--       $3,095     $16,479      $25,193          $--
===========================================================================================================

                                                               OHIO        OHIO         OHIO        TEXAS
                                                            QUALITY    DIVIDEND     DIVIDEND      QUALITY
                                                             INCOME   ADVANTAGE  ADVANTAGE 2       INCOME
                                                              (NUO)       (NXI)        (NBJ)        (NTX)
-----------------------------------------------------------------------------------------------------------
                                                             $4,202     $22,637       $1,463      $13,586
===========================================================================================================

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:


                               ARIZONA PREMIUM             ARIZONA DIVIDEND           MICHIGAN QUALITY
                                 INCOME (NAZ)               ADVANTAGE (NFZ)             INCOME (NUM)
                         -------------------------   ----------------------------  -----------------------
                                                                      FOR THE
                                                                   PERIOD 1/31/01
                                                                   (COMMENCEMENT
                                                                   OF OPERATIONS)
                           SIX MONTHS   YEAR ENDED    SIX MONTHS       THROUGH      SIX MONTHS  YEAR ENDED
                         ENDED 1/31/02    7/31/01    ENDED 1/31/02     7/31/01     ENDED 1/31/02  7/31/01
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                     --          --             --        1,529,100           --         --
   Shares issued to
   shareholders
     due to reinvestment of
     distributions             11,256      20,422          1,136              284       27,990     21,344
----------------------------------------------------------------------------------------------------------
                               11,256      20,422          1,136        1,529,384       27,990     21,344
==========================================================================================================
Preferred shares sold              --          --             --              480           --         --
==========================================================================================================

                                                                   MICHIGAN
                                                                   DIVIDEND
                                          MICHIGAN PREMIUM         ADVANTAGE            OHIO QUALITY
                                            INCOME (NMP)             (NZW)              INCOME (NUO)
                                      ------------------------  ---------------  -------------------------
                                                                   FOR THE
                                                                PERIOD 9/25/01
                                                                 (COMMENCEMENT
                                                                OF OPERATIONS)
                                       SIX MONTHS   YEAR ENDED     THROUGH        SIX MONTHS  YEAR ENDED
                                      ENDED 1/31/02   7/31/01       1/31/02      ENDED 1/31/02  7/31/01
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                  --         --        2,051,000              --         --
   Shares issued to shareholders
     due to reinvestment of
     distributions                              --         --               70          20,815     34,578
----------------------------------------------------------------------------------------------------------
                                                --         --        2,051,070          20,815     34,578
==========================================================================================================
Preferred shares sold                           --         --              640              --         --
==========================================================================================================

                                                                      OHIO
                                                                    DIVIDEND
                                           OHIO DIVIDEND          ADVANTAGE 2          TEXAS QUALITY
                                          ADVANTAGE (NXI)             (NBJ)            INCOME (NTX)
                                   ---------------------------  ----------------  ------------------------
                                                    FOR THE         FOR THE
                                                PERIOD 3/28/01   PERIOD 9/26/01
                                                 (COMMENCEMENT  (COMMENCEMENT
                                                 OF OPERATIONS)  OF OPERATIONS)
                                   SIX MONTHS       THROUGH         THROUGH       SIX MONTHS   YEAR ENDED
                                  ENDED 1/31/02     7/31/01         1/31/02      ENDED 1/31/02   7/31/01
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                               --     4,207,900      3,105,000                --         --
   Shares issued to shareholders
     due to reinvestment of
     distributions                           --             8            164                --         --
----------------------------------------------------------------------------------------------------------
                                             --     4,207,908      3,105,164                --         --
==========================================================================================================
Preferred shares sold                        --         1,240            960                --         --
==========================================================================================================


Notes to
        Financial Statements (Unaudited) (continued)






3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid March 1, 2002, to shareholders of record on February 15, 2002, as follows:

                                             ARIZONA       ARIZONA     MICHIGAN     MICHIGAN     MICHIGAN
                                             PREMIUM      DIVIDEND      QUALITY      PREMIUM     DIVIDEND
                                              INCOME     ADVANTAGE       INCOME       INCOME    ADVANTAGE
                                               (NAZ)         (NFZ)        (NUM)        (NMP)        (NZW)
----------------------------------------------------------------------------------------------------------
Dividend per share                            $.0725        $.0700       $.0745       $.0710       $.0695
==========================================================================================================


                                                              OHIO         OHIO         OHIO        TEXAS
                                                           QUALITY     DIVIDEND     DIVIDEND      QUALITY
                                                            INCOME    ADVANTAGE  ADVANTAGE 2       INCOME
                                                             (NUO)        (NXI)        (NBJ)        (NTX)
----------------------------------------------------------------------------------------------------------
Dividend per share                                          $.0770       $.0720       $.0690       $.0765
==========================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended January 31, 2002, were as follows:

                                             ARIZONA       ARIZONA     MICHIGAN     MICHIGAN    MICHIGAN
                                             PREMIUM      DIVIDEND      QUALITY      PREMIUM    DIVIDEND
                                              INCOME     ADVANTAGE       INCOME       INCOME   ADVANTAGE
                                               (NAZ)         (NFZ)        (NUM)        (NMP)      (NZW)*
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities         $4,813,350    $7,806,620  $33,804,139  $11,098,278  $52,988,323
   Short-term municipal securities         3,000,000            --    4,900,000    4,100,000    6,000,000
Sales and maturities:
   Long-term municipal securities          5,244,493     9,407,714   34,110,708   10,918,100    8,352,824
   Short-term municipal securities         1,500,000            --           --    4,100,000    6,000,000
==========================================================================================================

                                                              OHIO         OHIO         OHIO        TEXAS
                                                           QUALITY     DIVIDEND     DIVIDEND      QUALITY
                                                            INCOME    ADVANTAGE  ADVANTAGE 2       INCOME
                                                             (NUO)        (NXI)      (NBJ)**        (NTX)
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                      $38,298,667   $5,799,375  $79,458,021  $27,511,341
   Short-term municipal securities                       2,500,000    1,700,000   22,750,000    1,000,000
Sales and maturities:
   Long-term municipal securities                       35,691,546    5,286,485   12,029,209   29,316,842
   Short-term municipal securities                       2,500,000    1,700,000   22,750,000    1,000,000
==========================================================================================================

 * For the period September 25, 2001 (commencement of operations) through
   January 31, 2002.
** For the period September 26, 2001 (commencement of operations) through
   January 31, 2002.


At January 31, 2002, the cost of investments owned for federal income tax purposes were as follows:

                                             ARIZONA       ARIZONA     MICHIGAN     MICHIGAN     MICHIGAN
                                             PREMIUM      DIVIDEND      QUALITY      PREMIUM     DIVIDEND
                                              INCOME     ADVANTAGE       INCOME       INCOME    ADVANTAGE
                                               (NAZ)         (NFZ)        (NUM)        (NMP)        (NZW)
----------------------------------------------------------------------------------------------------------
                                         $91,405,736   $31,955,675 $258,339,621 $161,926,548  $44,452,489
==========================================================================================================

                                                              OHIO         OHIO         OHIO        TEXAS
                                                           QUALITY     DIVIDEND     DIVIDEND      QUALITY
                                                            INCOME    ADVANTAGE  ADVANTAGE 2       INCOME
                                                             (NUO)        (NXI)        (NBJ)        (NTX)
----------------------------------------------------------------------------------------------------------
                                                      $216,622,888  $90,246,281  $67,144,340 $199,877,516
==========================================================================================================

At July 31, 2001, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                         MICHIGAN         OHIO
                                                          PREMIUM      QUALITY
                                                           INCOME       INCOME
                                                            (NMP)        (NUO)
-------------------------------------------------------------------------------
Expiration year:
   2002                                                     $  --   $  780,558
   2003                                                        --       16,493
   2004                                                   729,467      622,243
   2005                                                        --           --
   2006                                                        --           --
   2007                                                        --           --
   2008                                                        --      279,929
   2009                                                        --       61,376
-------------------------------------------------------------------------------
Total                                                    $729,467   $1,760,599
===============================================================================

Notes to
        Financial Statements (Unaudited) (continued)






5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at January 31, 2002, were as follows:

                                             ARIZONA       ARIZONA     MICHIGAN     MICHIGAN     MICHIGAN
                                             PREMIUM      DIVIDEND      QUALITY      PREMIUM     DIVIDEND
                                              INCOME     ADVANTAGE       INCOME       INCOME    ADVANTAGE
                                               (NAZ)         (NFZ)        (NUM)        (NMP)        (NZW)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $ 5,120,028     $ 405,699  $13,336,953  $10,372,778    $ 115,998
   depreciation                           (4,074,617)     (139,260)  (1,025,113)    (595,967)    (295,300)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                        $ 1,045,411     $ 266,439  $12,311,840  $ 9,776,811    $(179,302)
==========================================================================================================

                                                              OHIO         OHIO         OHIO        TEXAS
                                                           QUALITY     DIVIDEND     DIVIDEND      QUALITY
                                                            INCOME    ADVANTAGE  ADVANTAGE 2       INCOME
                                                             (NUO)        (NXI)        (NBJ)        (NTX)
----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                         $9,714,960   $1,561,807    $ 260,855  $ 8,851,771
   depreciation                                           (866,930)    (587,478)    (332,195)  (2,730,127)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)                                       $8,848,030   $  974,329    $ (71,340) $ 6,121,644
==========================================================================================================


6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under Arizona Premium Income's (NAZ), Michigan Quality Income's (NUM), Michigan Premium Income's (NMP), Ohio Quality Income's (NUO) and Texas Quality Income's
(NTX) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                    MANAGEMENT FEE
---------------------------------------------------------------------------
For the first $125 million                                     .6500 of 1%
For the next $125 million                                      .6375 of 1
For the next $250 million                                      .6250 of 1
For the next $500 million                                      .6125 of 1
For the next $1 billion                                        .6000 of 1
For the next $3 billion                                        .5875 of 1
For net assets over $5 billion                                 .5750 of 1
---------------------------------------------------------------------------

Under Arizona Dividend Advantage's (NFZ), Michigan Dividend Advantage's (NZW), Ohio Dividend Advantage's (NXI) and Ohio Dividend Advantage 2's (NBJ) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                       MANAGEMENT FEE
------------------------------------------------------------------------------
For the first $125 million                                        .6500 of 1%
For the next $125 million                                         .6375 of 1
For the next $250 million                                         .6250 of 1
For the next $500 million                                         .6125 of 1
For the next $1 billion                                           .6000 of 1
For net assets over $2 billion                                    .5750 of 1
------------------------------------------------------------------------------


The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Arizona Dividend Advantage (NFZ) in an amount equal to .30% of the average daily net assets for the period from the Fund's commencement of operations through January 31, 2006, .25% of the average daily net assets for the year ended January 31, 2007, .20% of the average daily net assets for the year ended January 31, 2008, .15% of the average daily net assets for the year ended January 31, 2009, .10% of the average daily net assets for the year ended January 31, 2010, and .05% of the average daily net assets for the year ended January 31, 2011. The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Ohio Dividend Advantage (NXI) in an amount equal to .30% of the average daily net assets for the period from the Fund's commencement of operations through March 31, 2006, .25% of the average daily net assets for the year ended March 31, 2007, .20% of the average daily net assets for the year ended March 31, 2008, .15% of the average daily net assets for the year ended March 31, 2009, .10% of the average daily net assets for the year ended March 31, 2010, and .05% of the average daily net assets for the year ended March 31, 2011. The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

The adviser has agreed to waive part of its management fee or reimburse certain expenses of Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2
(NBJ) in an amount equal to .30% of the average daily net assets for the period from the Funds' commencement of operations through September 30, 2006, .25% of the average daily net assets for the year ended September 30, 2007, .20% of the average daily net assets for the year ended September 30, 2008, .15% of the average daily net assets for the year ended September 30, 2009, .10% of the average daily net assets for the year ended September 30, 2010, and .05% of the average daily net assets for the year ended September 30, 2011. The adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) or Ohio Dividend Advantage 2 (NBJ) for any portion of its fees and expenses beyond September 30, 2011.

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


              Financial
                      Highlights (Unaudited)
Selected data for a Common share outstanding throughout each period:




                                                     Investment Operations                           Less Distributions
                                      ----------------------------------------------       -----------------------------
                                                                                                  Net               Net
                                                               Net                         Investment        Investment
                                                         Realized/                          Income to         Income to
                        Beginning            Net        Unrealized                             Common         Preferred
                        Net Asset     Investment        Investment                             Share-            Share-
                            Value         Income        Gain (Loss)            Total          holders           holders+
------------------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                    $14.77          $ .54             $(.50)            $ .04            $(.43)            $(.05)
2001                        14.25           1.09               .50              1.59             (.83)             (.23)
2000                        14.90           1.06              (.61)              .45             (.85)             (.25)
1999                        15.43           1.07              (.55)              .52             (.84)             (.21)
1998                        15.34           1.05               .10              1.15             (.83)             (.23)
1997                        14.51           1.06               .81              1.87             (.82)             (.22)

ARIZONA DIVIDEND ADVANTAGE (NFZ)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     14.37            .51              (.02)              .49             (.42)             (.07)
2001(b)                     14.33            .44               .23               .67             (.35)             (.08)

MICHIGAN QUALITY INCOME (NUM)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     15.32            .56              (.15)              .41             (.44)             (.06)
2001                        14.54           1.16               .82              1.98             (.88)             (.29)
2000                        15.20           1.19              (.53)              .66             (.92)             (.30)
1999                        15.91           1.15              (.63)              .52             (.92)             (.21)
1998                        15.95           1.17              (.01)             1.16             (.95)             (.24)
1997                        15.28           1.18               .72              1.90             (.95)             (.24)

MICHIGAN PREMIUM INCOME (NMP)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     15.31            .53              (.06)              .47              (.42)             (.06)
2001                        14.24           1.07              1.07              2.14              (.82)             (.25)
2000                        14.68           1.07              (.41)              .66              (.83)             (.27)
1999                        15.30           1.05              (.64)              .41              (.82)             (.21)
1998                        15.14           1.04               .19              1.23              (.82)             (.25)
1997                        14.16           1.05               .97              2.02              (.80)             (.24)

MICHIGAN DIVIDEND ADVANTAGE (NZW)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                     14.33           .26               (.17)              .09              (.21)             (.03)
===========================================================================================================================



                                      Less Distributions                                                           Total Returns
                         --------------------------------------                                                 --------------------

                                                                      Offering
                          Capital         Capital                    Costs and                                               Based
                         Gains to        Gains to                    Preferred        Ending                    Based           on
                           Common       Preferred                        Share           Net         Ending        on          Net
                           Share-          Share-                 Underwriting         Asset         Market     Market       Asset
                          holders         holders+       Total       Discounts         Value          Value      Value**     Value**
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     $(.04)          $(.01)      $ (.53)         $  --         $14.28       $16.1500       1.90%      (.12)%
2001                         (.01)             --        (1.07)            --          14.77        16.3200      17.77       9.74
2000                           --              --        (1.10)            --          14.25        14.6250      (8.80)      1.61
1999                           --              --        (1.05)            --          14.90        17.0000       8.67       1.92
1998                           --              --        (1.06)            --          15.43        16.4375      12.18       6.14
1997                           --              --        (1.04)            --          15.34        15.4375      17.81      11.74

ARIZONA DIVIDEND ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                      (.01)             --         (.50)            --          14.36        15.3500        .87        2.96
2001(b)                        --              --         (.43)          (.20)         14.37        15.6500       6.76        2.81

MICHIGAN QUALITY INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                      (.07)           (.02)        (.59)           --           15.14        15.5200       4.13        2.23
2001                         (.02)           (.01)       (1.20)           --           15.32        15.4200      17.11       11.90
2000                         (.08)           (.02)       (1.32)           --           14.54        14.0000      (9.92)       2.51
1999                         (.06)           (.02)       (1.21)         (.02)          15.20        16.6875       2.18        1.62
1998                         (.01)             --        (1.20)           --           15.91        17.3125      10.27        5.97
1997                         (.03)           (.01)       (1.23)           --           15.95        16.6250      14.02       11.19

MICHIGAN PREMIUM INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                        --              --         (.48)           --           15.30        14.6500       2.49        2.67
2001                           --              --        (1.07)           --           15.31        14.7100      17.81       13.61
2000                           --              --        (1.10)           --           14.24        13.2500      (6.16)       2.95
1999                           --              --        (1.03)           --           14.68        15.0625       5.95        1.23
1998                           --              --        (1.07)           --           15.30        15.0000      13.74        6.62
1997                           --              --        (1.04)           --           15.14        13.9375      14.95       12.97

MICHIGAN DIVIDEND ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                        --              --         (.24)         (.19)          13.99        14.4200      (2.48)       (.90)
====================================================================================================================================


                                                                       Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                 Before Credit/Reimbursement                   After Credit/Reimbursement***
                                      ---------------------------------------------  ----------------------------------------------
                                                      Ratio                   Ratio                  Ratio                   Ratio
                                                     of Net                  of Net                 of Net                  of Net
                                        Ratio of Investment    Ratio of  Investment    Ratio of Investment    Ratio of  Investment
                                        Expenses  Income to    Expenses   Income to    Expenses  Income to    Expenses   Income to
                                      to Average    Average  to Average     Average  to Average    Average  to Average     Average
                            Ending    Net Assets Net Assets       Total       Total  Net Assets Net Assets       Total       Total
                               Net    Applicable Applicable  Net Assets  Net Assets  Applicable Applicable  Net Assets  Net Assets
                            Assets     to Common to Common   Including    Including  to Common   to Common   Including   Including
                             (000)      Shares++  Shares++  Preferred++ Preferred++   Shares++    Shares++  Preferred++  Preferred++
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                   $ 92,843        1.28%*     7.31%*       .87%*       4.98%*     1.26%*      7.32%*        .86%*      4.99%*
2001                        94,859        1.28       7.47         .87         5.07       1.27        7.48          .87        5.08
2000                        92,287        1.26       7.58         .85         5.09       1.25        7.59          .84        5.10
1999                        94,775        1.29       6.88         .89         4.75       1.29        6.88          .89        4.75
1998                        96,546        1.28       6.85         .88         4.71       1.28        6.85          .88        4.71
1997                        95,731        1.29       7.18         .87         4.86       1.29        7.18          .87        4.86

ARIZONA DIVIDEND ADVANTAGE (NFZ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     34,077        1.55*      6.56*       1.01*       4.26*      1.07*        7.04*         .69*       4.58*
2001(b)                     34,072        1.43*      5.80*       1.00*       4.07*       .95*        6.28*         .66*       4.40*

MICHIGAN QUALITY INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                    269,049        1.27*      7.27*        .83*       4.74*      1.27*        7.27*         .83*       4.75*
2001                       270,664        1.30       7.79         .84        5.03       1.29         7.80          .83        5.04
2000                       261,429        1.29       8.29         .82        5.28       1.27         8.31          .81        5.29
1999                       268,591        1.19       7.28         .82        5.02       1.19         7.28          .82        5.03
1998                       261,259        1.19       7.35         .82        5.09       1.19         7.35          .82        5.09
1997                       260,247        1.21       7.64         .83        5.23       1.21         7.64          .83        5.23

MICHIGAN PREMIUM INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                    173,760        1.24*      6.76*        .84*       4.59*      1.23*        6.77*         .84*       4.60*
2001                       173,784        1.24       7.24         .83        4.85       1.23         7.25          .82        4.86
2000                       165,565        1.29       7.73         .85        5.07       1.28         7.74          .84        5.08
1999                       168,851        1.29       6.82         .87        4.62       1.28         6.83          .87        4.63
1998                       173,451        1.29       6.87         .87        4.64       1.29         6.87          .87        4.64
1997                       172,275        1.29       7.27         .86        4.83       1.29         7.27          .86        4.83

MICHIGAN DIVIDEND ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                     44,787        1.22*      4.94*        .91*       3.69*       .81*        5.35*         .61*       4.00*
====================================================================================================================================


                       Ratios/
                  Supplemental         Municipal Auction Rate Cumulative
                          Data     Preferred Stock Option at End of Period
                  ------------     ---------------------------------------
                                       Aggregate Liquidation
                     Portfolio            Amount  and Market       Asset
                      Turnover       Outstanding       Value    Coverage
                          Rate             (000)   Per Share   Per Share
--------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
--------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                      5%          $30,000     $25,000     $77,369
2001                        18            30,000      25,000      79,049
2000                        33            30,000      25,000      76,906
1999                         6            30,000      25,000      78,979
1998                        17            30,000      25,000      80,455
1997                        11            30,000      25,000      79,776

ARIZONA DIVIDEND ADVANTAGE (NFZ)
--------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     23            12,000      25,000      70,994
2001(b)                     21            12,000      25,000      70,984

MICHIGAN QUALITY INCOME (NUM)
--------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     13            94,000       25,000     71,555
2001                        20            94,000       25,000     71,985
2000                        25            94,000       25,000     69,529
1999                        21            94,000       25,000     71,434
1998                         8            80,000       25,000     81,644
1997                        11            80,000       25,000     81,327

MICHIGAN PREMIUM INCOME (NMP)
--------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                      6            56,000        25,000    77,572
2001                        15            56,000        25,000    77,582
2000                        34            56,000        25,000    73,913
1999                         9            56,000        25,000    75,380
1998                         6            56,000        25,000    77,433
1997                         4            56,000        25,000    76,908

MICHIGAN DIVIDEND ADVANTAGE (NZW)
--------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                     24            16,000        25,000    69,979
=========================================================================




*                   Annualized.
**                  Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains
                    distributions, if any, and changes in stock price per share.
                    Total Return on Net Asset Value is the combination of
                    reinvested dividend income, reinvested capital gains
                    distributions, if any, and changes in net asset value per
                    share. Total returns are not annualized.
***                 After custodian fee credit and expense reimbursement, where applicable.
+                   The amounts shown are based on Common share equivalents.
++                  Ratios do not reflect the effect of dividend payments to
                    Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a)                 For the six months ended January 31, 2002.
(b)                 For the period January 31, 2001 (commencement of operations)
                    through July 31, 2001.
(c)                 For the period September 25, 2001 (commencement of
                    operations) through January 31, 2002.


                                 See accompanying notes to financial statements.


64-65 [spread]

              Financial
                      Highlights (Unaudited) (continued)
Selected data for a Common share outstanding throughout each period:




                                                     Investment Operations                           Less Distributions
                                      ----------------------------------------------       -----------------------------
                                                                                                  Net               Net
                                                               Net                         Investment        Investment
                                                         Realized/                          Income to         Income to
                        Beginning            Net        Unrealized                             Common         Preferred
                        Net Asset     Investment        Investment                             Share-            Share-
                            Value         Income        Gain (Loss)            Total          holders           holders+
------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                    $16.10          $ .58             $(.09)            $ .49            $(.46)            $(.08)
2001                        15.52           1.20               .56              1.76             (.91)             (.27)
2000                        16.13           1.21              (.56)              .65             (.97)             (.29)
1999                        16.65           1.21              (.51)              .70             (.98)             (.24)
1998                        16.57           1.22               .09              1.31             (.97)             (.26)
1997                        15.69           1.23               .88              2.11             (.96)             (.27)

OHIO DIVIDEND ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     14.57            .52              (.12)              .40             (.43)             (.07)
2001(b)                     14.33            .29               .35               .64             (.22)             (.04)

OHIO DIVIDEND ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                     14.33            .27              (.11)              .16             (.21)             (.02)

TEXAS QUALITY INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     15.16            .57               (.26)             .31             (.45)             (.05)
2001                        14.26           1.16               .88              2.04             (.87)             (.27)
2000                        15.13           1.16              (.74)              .42             (.91)             (.27)
1999                        15.90           1.16              (.72)              .44             (.90)             (.22)
1998                        15.86           1.17               .07              1.24             (.93)             (.27)
1997                        15.06           1.19               .81              2.00             (.94)             (.26)
========================================================================================================================



                                      Less Distributions                                                           Total Returns
                         --------------------------------------                                                 --------------------

                                                                     Offering
                          Capital         Capital                    Costs and                                               Based
                         Gains to        Gains to                    Preferred        Ending                    Based           on
                           Common       Preferred                        Share           Net         Ending        on          Net
                           Share-          Share-                 Underwriting         Asset         Market     Market       Asset
                          holders         holders+       Total       Discounts         Value          Value      Value**     Value**
------------------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     $  --           $  --       $ (.54)         $  --         $16.05       $17.4200       6.53%      2.55%
2001                           --              --        (1.18)            --          16.10        16.8000       6.86       9.85
2000                           --              --        (1.26)            --          15.52        16.6250      (1.80)      2.50
1999                           --              --        (1.22)            --          16.13        18.0000       5.09       2.74
1998                           --              --        (1.23)            --          16.65        18.0625      10.14       6.53
1997                           --              --        (1.23)            --          16.57        17.3125      14.70      12.14

OHIO DIVIDEND ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                        --              --         (.50)            --          14.47        15.1900       1.79       2.29
2001(b)                        --              --         (.26)          (.14)         14.57        15.3500       3.77       3.21

OHIO DIVIDEND ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                        --              --         (.23)          (.17)         14.09        15.0000       1.39       (.22)

TEXAS QUALITY INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                      (.07)           (.02)         (.59)           --          14.88        14.8400       4.33       1.56
2001                           --              --         (1.14)           --          15.16        14.7300      21.16      12.74
2000                         (.09)           (.02)        (1.29)           --          14.26        12.9375      (7.93)      1.15
1999                         (.07)           (.02)        (1.21)           --          15.13        15.1875       2.97       1.21
1998                           --              --         (1.20)           --          15.90        15.6875       6.45       6.27
1997                           --              --         (1.20)           --          15.86        15.6250      11.76      11.93
====================================================================================================================================




                                                                       Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                 Before Credit/Reimbursement                   After Credit/Reimbursement***
                                      ---------------------------------------------  ----------------------------------------------
                                                      Ratio                   Ratio                  Ratio                   Ratio
                                                     of Net                  of Net                 of Net                  of Net
                                        Ratio of Investment    Ratio of  Investment    Ratio of Investment    Ratio of  Investment
                                        Expenses  Income to    Expenses   Income to    Expenses  Income to    Expenses   Income to
                                      to Average    Average  to Average     Average  to Average    Average  to Average     Average
                            Ending    Net Assets Net Assets       Total       Total  Net Assets Net Assets       Total       Total
                               Net    Applicable Applicable  Net Assets  Net Assets  Applicable Applicable  Net Assets  Net Assets
                            Assets     to Common to Common   Including    Including  to Common   to Common   Including   Including
                             (000)      Shares++  Shares++  Preferred++ Preferred++   Shares++    Shares++  Preferred++  Preferred++
------------------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                   $229,949        1.27%*     7.11%*       .85%*       4.73%*     1.25%*      7.13%*        .83%*      4.75%*
2001                       230,164        1.32       7.58         .87         5.01       1.30        7.60          .86        5.02
2000                       224,045        1.31       7.88         .85         5.15       1.29        7.89          .84        5.16
1999                       228,961        1.26       7.26         .84         4.87       1.25        7.27          .84        4.88
1998                       232,940        1.29       7.37         .86         4.92       1.29        7.37          .86        4.92
1997                       231,232        1.30       7.73         .85         5.08       1.30        7.73          .85        5.08

OHIO DIVIDEND ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     91,979        1.30*      6.66*        .86*        4.43*       .83*       7.13*         .55*       4.74*
2001(b)                     92,424        1.15*      5.58*        .87*        4.25*       .71*       6.02*         .54*       4.58*

HIO DIVIDEND ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                     67,852        1.16*      5.10*        .87*        3.82*       .75*       5.51*         .56*       4.12*

TEXAS QUALITY INCOME (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                    209,512        1.22*      7.41*        .82*        4.99*      1.21*       7.42*         .82*       5.00*
2001                       212,127        1.21       7.87         .81         5.25       1.19        7.88          .80        5.26
2000                       203,637        1.27       8.18         .84         5.39       1.26        8.19          .83        5.40
1999                       211,784        1.23       7.31         .84         5.00       1.23        7.32          .84        5.00
1998                       218,669        1.22       7.40         .83         5.06       1.22        7.40          .83        5.06
1997                       217,999        1.22       7.81         .83         5.27       1.22        7.81          .83        5.27
====================================================================================================================================


                       Ratios/
                  Supplemental         Municipal Auction Rate Cumulative
                          Data     Preferred Stock Option at End of Period
                  ------------     ---------------------------------------
                                       Aggregate Liquidation
                     Portfolio            Amount  and Market       Asset
                      Turnover       Outstanding       Value    Coverage
                          Rate             (000)   Per Share   Per Share
--------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
--------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     16%          $77,000     $25,000     $74,659
2001                        15            77,000      25,000      74,729
2000                        11            77,000      25,000      72,742
1999                         3            77,000      25,000      74,338
1998                         9            77,000      25,000      75,630
1997                        25            77,000      25,000      75,075

OHIO DIVIDEND ADVANTAGE (NXI)
--------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                      6            31,000      25,000      74,177
2001(b)                      4            31,000      25,000      74,535

OHIO DIVIDEND ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------
Year Ended 7/31:
2002(c)                     32            24,000      25,000      70,679

TEXAS QUALITY INCOME (NTX)
--------------------------------------------------------------------------
Year Ended 7/31:
2002(a)                     13            69,000      25,000      75,910
2001                        24            69,000      25,000      76,858
2000                        32            69,000      25,000      73,782
1999                        19            69,000      25,000      76,733
1998                        17            69,000      25,000      79,228
1997                        13            69,000      25,000      78,985
==========================================================================



*                   Annualized.
**                  Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains
                    distributions, if any, and changes in stock price per share.
                    Total Return on Net Asset Value is the combination of
                    reinvested dividend income, reinvested capital gains
                    distributions, if any, and changes in net asset value per
                    share. Total returns are not annualized.
***                 After custodian fee credit and expense reimbursement, where applicable.
+                   The amounts shown are based on Common share equivalents.
++                  Ratios do not reflect the effect of dividend payments to
                    Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a)                 For the six months ended January 31, 2002.
(b)                 For the period January 31, 2001 (commencement of
                    operations) through July 31, 2001.
(c)                 For the period September 25, 2001 (commencement of
                    operations) through January 31, 2002.

                                 See accompanying notes to financial statements.



66-67 [spread]

Build Your Wealth
                  Automatically




sidebar: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     Information




BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended January 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
           for Generations



PHOTO: John Nuveen, Sr.

John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.





LOGO:

Invest well.
Look ahead.
LEAVE YOUR MARK.SM

NUVEEN Investments



Nuveen Investments  o  333 West Wacker Drive
Chicago, IL 60606  o  www.nuveen.com                               FSA-1-01-02